                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

                        INTERNATIONAL/GLOBAL STOCK FUNDS
                          Nations Emerging Markets Fund
                            Nations Global Value Fund
                        Nations International Equity Fund
                        Nations International Value Fund
                Nations Marsico International Opportunities Fund

                                   STOCK FUNDS
                          Nations Asset Allocation Fund
                           Nations Capital Growth Fund
                           Nations Classic Value Fund
                       Nations Convertible Securities Fund
                         Nations Financial Services Fund
                           Nations LargeCap Value Fund
                        Nations Marsico 21st Century Fund
                      Nations Marsico Focused Equities Fund
                           Nations Marsico Growth Fund
                           Nations MidCap Growth Fund
                            Nations MidCap Value Fund
                              Nations Research Fund
                           Nations SmallCap Value Fund
                           Nations Small Company Fund
                          Nations Strategic Growth Fund
                               Nations Value Fund

                                   INDEX FUNDS
                           Nations LargeCap Index Fund
                           Nations Managed Index Fund
                            Nations MidCap Index Fund
                           Nations SmallCap Index Fund

                               LIFEGOAL PORTFOLIOS
                   Nations LifeGoal Balanced Growth Portfolio
                        Nations LifeGoal Growth Portfolio
                  Nations LifeGoal Income and Growth Portfolio

                        GOVERNMENT & CORPORATE BOND FUNDS
                                Nations Bond Fund
                       Nations Government Securities Fund
                          Nations High Yield Bond Fund
                         Nations Intermediate Bond Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                          Nations Strategic Income Fund

                              MUNICIPAL BOND FUNDS
                    Nations Intermediate Municipal Bond Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund

                           STATE MUNICIPAL BOND FUNDS
               Nations California Intermediate Municipal Bond Fund
                     Nations California Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                      Nations Kansas Municipal Income Fund
                Nations Maryland Intermediate Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund

                               MONEY MARKET FUNDS
                     Nations California Tax-Exempt Reserves
                              Nations Cash Reserves
                           Nations Government Reserves
                          Nations Money Market Reserves
                           Nations Municipal Reserves
                      Nations New York Tax-Exempt Reserves
                           Nations Tax-Exempt Reserves
                            Nations Treasury Reserves

  Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
    Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares, Primary A
       Shares, Primary B Shares, Investor A Shares, Investor B Shares and
                                Investor C Shares

     August 1, 2002, as supplemented on October 3, 2002 and January 1, 2003

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2002, are hereby incorporated into this SAI by reference.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS



ABOUT THIS SAI....................................................................................................1
HISTORY OF the TRUST..............................................................................................2
DESCRIPTION OF THE FUNDS AND THE INVESTMENTS AND RISKS OF THEIR FUNDS.............................................2
     General......................................................................................................2
     Investment Policies and Limitations..........................................................................2
         Fundamental Policy Restrictions..........................................................................3
         Non-Fundamental Policy Restrictions......................................................................4
         Exemptive Orders.........................................................................................5
     Permissible Fund Investments and Investment Techniques.......................................................5
         The International/Global Stock Funds.....................................................................6
         The Stock Funds..........................................................................................6
         The Index Funds..........................................................................................7
         LifeGoal Portfolios......................................................................................8
         Government & Corporate Bond Funds........................................................................8
         Municipal Bond Funds.....................................................................................9
         State Municipal Bond Funds...............................................................................9
         Money Market Funds.......................................................................................9
     Descriptions of Permissible Investments......................................................................9
         Asset-Backed Securities..................................................................................9
         Bank Obligations (Domestic and Foreign).................................................................10
         Borrowings..............................................................................................11
         Common Stock............................................................................................11
         Convertible Securities..................................................................................12
         Corporate Debt Securities...............................................................................13
         Derivatives.............................................................................................13
         Dollar Roll Transactions................................................................................14
         Foreign Securities......................................................................................14
         Futures and Options.....................................................................................16
         Guaranteed Investment Contracts and Funding Agreements..................................................19
         High Yield/Lower-Rated Debt Securities..................................................................19
         Linked Securities and Structured Products...............................................................20
         Money Market Instruments................................................................................21
         Mortgage-Backed Securities..............................................................................21
         Municipal Securities....................................................................................23
         Other Investment Companies..............................................................................25
         Pass Through Securities (Participation Interests and Company Receipts)..................................26
         Preferred Stock.........................................................................................27
         Private Placement Securities and Other Restricted Securities............................................28
         REITs and Master Limited Partnerships...................................................................28
         Repurchase Agreements...................................................................................29
         Reverse Repurchase Agreements...........................................................................30
         Securities Lending......................................................................................30
         Short Sales.............................................................................................30
         Stripped Securities.....................................................................................31
         Swap Contracts..........................................................................................31
         U.S. Government Obligations.............................................................................32
         Variable- and Floating-Rate Instruments.................................................................32
         Warrants and Rights.....................................................................................33
         When-Issued Purchases, Delayed Delivery and Forward Commitments.........................................33
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.....................................................34
     Other Considerations........................................................................................34

         Temporary Defensive Purposes............................................................................34
         Portfolio Turnover......................................................................................34
         Concentrating in the Financial Services Industry........................................................35
MANAGEMENT OF THE TRUST..........................................................................................35
     The Trustees and Principal Officers.........................................................................36
     Board Committees............................................................................................39
     Board Compensation..........................................................................................39
     Retirement Plan.............................................................................................41
     Nations Funds Deferred Compensation Plan....................................................................41
     Beneficial Equity Ownership Information.....................................................................42
     Ownership of Securities of Adviser, Distributor, or Related Entities........................................43
     Disclosure of Other Transactions Involving Trustees.........................................................43
     Approval of Advisory and Sub-Advisory Agreements............................................................43
     Codes of Ethics.............................................................................................45
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................45
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................46
     Investment Adviser and Sub-Advisers.........................................................................46
         Investment Advisory and Sub-Advisory Agreements.........................................................47
         Expense Limitations.....................................................................................47
         Advisory Fee Rates......................................................................................49
         Advisory Fees Paid......................................................................................49
         Sub-Advisory Fee Rates..................................................................................53
         Sub-Advisory Fees Paid..................................................................................53
     Administrator and Sub-Administrator.........................................................................55
         Administrator...........................................................................................55
         Sub-Administrator.......................................................................................55
         Administration and Sub-Administration Fees Paid.........................................................56
     12b-1 Plans.................................................................................................60
     Expenses....................................................................................................68
     Other Service Providers.....................................................................................69
         Transfer Agents and Custodian...........................................................................69
         Independent Accountants.................................................................................69
         Counsel.................................................................................................69
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................69
     General Brokerage Policy, Brokerage Transactions and Broker Selection.......................................69
     Aggregate Brokerage Commissions.............................................................................72
     Brokerage Commissions Paid to Affiliates....................................................................73
     Directed Brokerage..........................................................................................74
     Securities of Regular Broker/Dealers........................................................................75
     Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit....................................76
CAPITAL STOCK....................................................................................................76
     Description of the Trust's Shares...........................................................................76
     About the Trust's Capital Stock.............................................................................78
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................79
     Purchase, Redemption and Exchange...........................................................................79
     Offering Price..............................................................................................80
INFORMATION CONCERNING TAXES.....................................................................................81
     General.....................................................................................................81
     Equalization Accounting.....................................................................................82
     Excise Tax..................................................................................................82
     Investment through Master Portfolios........................................................................83
     Taxation of Fund Investments................................................................................83
     Taxation of Distributions...................................................................................85
     Disposition of Fund Shares..................................................................................85
     Foreign Taxes...............................................................................................86

     Federal Income Tax Rates....................................................................................86
     Corporate Shareholders......................................................................................86
     Foreign Shareholders........................................................................................86
     Backup Withholding..........................................................................................87
     Tax-Deferred Plans..........................................................................................87
     Special Tax Considerations Pertaining to all the Tax-Exempt Funds...........................................87
     Special Tax Considerations Pertaining to the California Funds...............................................88
     Special Tax Considerations Pertaining to the Florida Funds..................................................88
     Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund.................................89
     Special Tax Considerations Pertaining to the Kansas Income Fund.............................................89
     Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund................................89
     Special Tax Considerations Pertaining to New York Tax-Exempt Reserves.......................................90
     Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund..........................90
     Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund..........................90
     Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund...............................90
     Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund................................91
UNDERWRITER COMPENSATION AND PAYMENTS............................................................................91
FUND PERFORMANCE.................................................................................................91
     Advertising Fund Performance................................................................................91
     Yield Calculations..........................................................................................93
         Money Market Funds......................................................................................93
         Non-Money Market Funds..................................................................................95
     Total Return Calculations...................................................................................98
     Cumulative Return...........................................................................................99
     After-Tax Return Calculations...............................................................................99
APPENDIX A--DESCRIPTION OF SECURITY RATINGS.......................................................................1
APPENDIX B--GLOSSARY..............................................................................................1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS.......................................................................1
APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS............................................................1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware business trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The name of the "Company Name" that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional or (800) 626-2275 for institutional money market investors.

                              HISTORY OF THE TRUST

         Nations Funds Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $150 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.



                          DESCRIPTION OF THE FUNDS AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS


         GENERAL

         All the Funds are open-end, management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and Strategic Growth Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Funds is a permissible investment under the law applicable to it.


         INVESTMENT POLICIES AND LIMITATIONS

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         FUNDAMENTAL POLICY RESTRICTIONS

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.       Under normal circumstances,

         o Florida Intermediate Bond Fund and Florida Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

         o Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

         o Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

         o California Tax-Exempt Reserves and New York Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

         o California Municipal Bond Fund and California Intermediate Municipal Bond Fund will invest at lest 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

         o Kansas Income Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund and Virginia Intermediate Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

         o Tennessee Intermediate Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

         NON-FUNDAMENTAL POLICY RESTRICTIONS

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
         Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.


         PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         >> Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         >> Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         >> Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the
                  Adviser: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons.

                  Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         THE INTERNATIONAL/GLOBAL STOCK FUNDS

         Emerging Markets Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); and REITs and master limited partnerships.

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and master limited partnerships.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         The Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Fund.

         THE STOCK FUNDS

         Asset Allocation Fund, Capital Growth Fund, Classic Value Fund, Convertible Securities Fund, Financial Services Fund, LargeCap Value Fund, MidCap Growth Fund, MidCap Value Fund, Research Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund,: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for

Convertible Securities Fund); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Capital Growth Fund, Convertible Securities Fund, LargeCap Value Fund, MidCap Growth Fund, MidCap Value Fund, SmallCap Value Fund, Small Company Fund, Strategic Growth Fund and Value Fund may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Funds reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Funds.

         Marsico Growth Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Each Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Funds.

         THE INDEX FUNDS

         The LargeCap Index Fund, Managed Index Fund, MidCap Index Fund and SmallCap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

         LIFEGOAL PORTFOLIOS

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

         The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The following table shows the underlying Nations Funds in which the LifeGoal Portfolios are currently permitted to invest. It also shows the expected total expense ratios for Primary A Shares of each of the selected underlying Funds appearing in each of the underlying Funds' prospectuses dated August 1, 2002.

                                                                                               (before fee
                                                                     (after fee waivers      waivers and/or
LifeGoal Portfolios' Underlying Funds                                  and/or expense            expense
                                                                      reimbursements)        reimbursements)
                                                                      ---------------        ---------------
Value Fund                                                                 0.95%                  0.95%
Strategic Growth Fund                                                      0.94%                  0.94%
Marsico Focused Equities Fund                                              1.11%                  1.11%
MidCap Growth Fund                                                         0.97%                  0.97%
Small Company Fund                                                         1.15%                  1.22%
International Value Fund                                                   1.23%                  1.23%
International Equity Fund                                                  1.16%                  1.16%
Emerging Markets Fund                                                      2.04%                  2.04%
International Bond Portfolio                                               0.10%                  0.12%
Bond Fund                                                                  0.68%                  0.68%
High Yield Bond Fund                                                       0.93%                  1.00%
Short-Term Income Fund                                                     0.52%                  0.62%
MidCap Value Fund                                                          1.25%                  1.25%
SmallCap Value Fund                                                        1.30%                  1.38%
Marsico International Opportunities Fund                                   1.50%                  4.00%
Capital Growth Fund                                                        0.97%                  0.97%
Cash Reserves--Capital Class                                               0.20%                  0.27%


         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         GOVERNMENT & CORPORATE BOND FUNDS

         Bond Fund, Government Securities Fund, Intermediate Bond Fund, Short-Intermediate Government Fund, Short-Term Income Fund and Strategic Income
Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, foreign securities and pass-through securities.

         MUNICIPAL BOND FUNDS

         Intermediate Municipal Bond Fund, Municipal Income Fund and Short-Term Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         STATE MUNICIPAL BOND FUNDS

         California Bond Fund, California Intermediate Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          MONEY MARKET FUNDS

         California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: linked securities, variable- and floating-rate notes, funding agreements, repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.


         DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

         Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2002.

         As noted above, pursuant to an exemptive order expected from the SEC, a Fund will be able to, subject to certain conditions, borrow money from other Funds in the Nations Funds Family to for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

           The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         SPECIAL RISKS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy is now exercised by the European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent's economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

         For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. As of August 1, 2002, the euro was trading near highs against the U.S. dollar.

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indices will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets either themselves or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible Investments-- Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible Investments -- Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         MUNICIPAL SECURITIES

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participation's in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participation's in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer."

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         PASS THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         o reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.
         o preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.
         o credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.
         o 70% dividend reduction--For corporate APS, qualified corporate buyers (except Subchapter S corporations) may deduct 70% of dividend received from federal income taxation under current regulations. However, in order to qualify for this deduction, the securities must be held a minimum of 46 days.

Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:

         o failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.
         o early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.
         o loss of 70% dividend received deduction (DRD)--If a qualified corporation liquidates a position of APS in the secondary market prior to the 46-day holding period, the eligibility for DRD would be lost.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITS AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account on its own books, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         SECURITIES LENDING

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian, or the Fund itself, will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian, or the Fund itself, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a

Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.


         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the Asset Allocation Fund, Value Fund, Marsico 21st Century Fund, LifeGoal Balanced Growth Portfolio, and Managed Index Fund were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. The portfolio turnover rates for the Bond Fund, Short-Intermediate Government Fund, Government Securities Fund and Strategic Income Fund were reflected as higher this year than in years past due to the fact that dollar roll transactions are now considered by those Funds as "positions held" rather than financing transactions. In addition, the fact that the Bond Fund and Strategic Income Fund now invest a portion of their assets in the High Yield Portfolio and International Bond Portfolio (as described in the Funds' prospectuses) has resulted in the Adviser having to reposition Fund holdings. The portfolio turnover rates for the Marsico International Opportunities Fund and Emerging Markets Fund were higher this year than in years past due to increased volatility across markets both in terms of country and sector performance.

         CONCENTRATING IN THE FINANCIAL SERVICES INDUSTRY

         The Financial Services Fund concentrates its investments in companies that are part of the financial services industry. These companies may include, among others, banks, brokerage firms, investment banking firms, investment advisers, securities underwriters and insurance companies. Investing in issuers of stock or debt in this industry is subject to additional risk.

         Some of these companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, significant competition and the risks inherent in securities trading and underwriting activities. In addition, the recently enacted Gramm-Leach-Bliley Act, which generally has modernized financial services law, has and may continue to lead to industry-wide changes in the way that banks, broker/dealers, insurance companies and other financial services companies are organized and do business. General economic conditions may also affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties also have a potentially adverse effect on companies in this industry.

         Insurance companies are particularly subject to government regulation and rate setting, potential tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also tend to be affected by weather and other catastrophes. Life and health insurance companies tend to be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures of reinsurance carriers.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.


         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees. The address of each Trustee and Principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.


                                       TERM OF                                NUMBER OF
                                       OFFICE                                 FUNDS  IN
                           POSITION      AND                                    FUND
                             HELD     LENGTH OF                                 COMPLEX
                           WITH THE     TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
NAME AND AGE                 TRUST      SERVED    DURING THE PAST FIVE YEARS    TRUSTEE             BY TRUSTEE
---------------------      --------   ---------   --------------------------  -----------   ------------------------
                                                 INDEPENDENT TRUSTEES

William P. Carmichael      Trustee    Indefinite  Senior Managing Director    81            Director, Cobra
Age:  58                              term;       of The Succession Fund (a                 Electronics Corporation
                                      Trustee     company formed to advise                  (electronic equipment
                                      since 1999  and buy family owned                      manufacturer), Opta Food
                                                  companies) from 1998                      Ingredients, Inc. (food
                                                  through April 2001.                       ingredients manufacturer)
                                                                                            and Golden Rule Insurance
                                                                                            Company since May, 1994;
                                                                                            Trustee, Nations Funds
                                                                                            Family (2 other registered
                                                                                            investment companies)

William H. Grigg           Trustee    Indefinite  Retired; Chairman           85            Director, The Shaw Group,
Age:  69                              term;       Emeritus since July 1997,                 Inc.; and Director and
                                      Trustee     Chairman and Chief                        Vice Chairman, Aegis
                                      since 1999  Executive Officer through                 Insurance Services, Ltd.
                                                  July 1997 - Duke Power Co.                (a mutual fund insurance
                                                                                            company in Bermuda); Board
                                                                                            member, Nations Funds
                                                                                            Family (6 other registered
                                                                                            investment companies)

Thomas F. Keller           Trustee    Indefinite  R.J. Reynolds Industries    81            Director, Wendy's
Age:  70                              term;       Professor of Business                     International, Inc.
                                      Trustee     Administration, Fuqua                     (restaurant operating and
                                      since 1999  School of Business, Duke                  franchising); Director,
                                                  University, since July                    Dimon, Inc. (tobacco); and
                                                  1974; Dean, Fuqua School                  Director, Biogen, Inc.
                                                  of Business Europe, Duke                  (pharmaceutical
                                                  University, July 1999                     biotechnology); Board
                                                  through June 2001                         member, Nations Funds
                                                                                            Family (6 other registered
                                                                                            investment companies)

Carl E. Mundy, Jr.         Trustee    Indefinite  President and Chief         81            Director - Shering-Plough
Age:  67                              term;       Executive Officer - USO                   (pharmaceuticals and
                                      Trustee     from May 1996 to May                      health care products);
                                      since 1999  2000; Commandant - United                 General Dynamics
                                                  States Marine Corps from                  Corporation (defense
                                                  July 1991 to July 1995;                   systems); Trustee, Nations
                                                  Member, Board of Advisors                 Funds Family (2 other
                                                  to the Comptroller                        registered investment
                                                  General of the United                     companies)
                                                  States; Chairman, Board



                                       TERM OF                                NUMBER OF
                                       OFFICE                                 FUNDS  IN
                           POSITION      AND                                    FUND
                             HELD     LENGTH OF                                 COMPLEX
                           WITH THE     TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
NAME AND AGE                 TRUST      SERVED    DURING THE PAST FIVE YEARS    TRUSTEE             BY TRUSTEE
---------------------      --------   ---------   --------------------------  -----------   ------------------------
                                                  of Trustees, Marine Corps
                                                  University Foundation;

Dr. Cornelius J. Pings     Trustee    Indefinite  Retired; President,         81            Director, Farmers Group,
Age:  73                              term;       Association of American                   Inc. (insurance company);
                                      Trustee     Universities through June                 Trustee, Nations Funds
                                      since 1999  1998;                                     Family (2 other registered
                                                                                            investment companies)

A. Max Walker              Trustee    Indefinite  Independent Financial       85            Chairman and Board member,
Age:  80                   and        term;       Consultant                                Nations Funds Family (6
                           Chairman   Trustee                                               other registered
                           of the     since 1999                                            investment companies)
                           Board

Charles B. Walker          Trustee    Indefinite  Vice Chairman and Chief     81            Director - Ethyl
Age:  63                              term;       Financial Officer -                       Corporation (chemical
                                      Trustee     Albemarle Corporation                     manufacturing); Trustee,
                                      since 1999  (chemical manufacturing)                  Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

                                                INTERESTED TRUSTEES(1)

Edmund L. Benson, III      Trustee    Indefinite  Director, President and     81            Director, Insurance
Age:  65                              term;       Treasurer, Saunders &                     Managers Inc. (insurance);
                                      Trustee     Benson, Inc. (insurance)                  Director, Insurance
                                      since 1999                                            Managers, Inc.
                                                                                            (insurance); Trustee,
                                                                                            Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

Robert H. Gordon           Trustee    Indefinite  President of the Trust,     81            Director, BACAP;
Age:  40                   and Vice   term;       NMIT and NSAT since Oct.                  Co-Chairman of the Board,
                           Chairman   Trustee     2002; President of                        BACAP; and Trustee,
                           of the     since 2002  Nations Balanced Target                   Nations Funds Family (2
                           Board                  Maturity Fund, Inc.,                      other registered
                                                  Nations Government Income                 investment companies)
                                                  Term Trust 2004, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  March 1998; President and
                                                  Director, BACAP (or its
                                                  predecessors) since
                                                  February 1998; President,
                                                  BACAP since March 2002 and
                                                  Co-Chairman of the Board,
                                                  since January 2000; Senior
                                                  Vice-President, BACAP (or its
                                                  predecessors) 1995-February
                                                  1998; Senior Vice President,
                                                  Bank of America since 1993.

James B. Sommers           Trustee    Indefinite  Retired                     81            Chairman - Central
Age:  63                              term;                                                 Piedmont Community
                                      Trustee                                               Director, College
                                      since 1999                                            Foundation; Board of
                                                                                            Commissioners,
                                                                                            Charlotte/Mecklenberg
                                                                                            Hospital Authority;
                                                                                            Trustee, Central Piedmont
                                                                                            Community College, Mint
                                                                                            Museum of Art; Trustee,
                                                                                            Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

Thomas S. Word, Jr.        Trustee    Indefinite  Partner - McGuire, Woods,   81            Director - Vaughan-Bassett


                                       TERM OF                                NUMBER OF
                                       OFFICE                                 FUNDS  IN
                           POSITION      AND                                    FUND
                             HELD     LENGTH OF                                 COMPLEX
                           WITH THE     TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
NAME AND AGE                 TRUST      SERVED    DURING THE PAST FIVE YEARS    TRUSTEE             BY TRUSTEE
---------------------      --------   ---------   --------------------------  -----------   ------------------------
Age:  64                              term;       Battle & Boothe LLP (law                  Furniture Company, Inc.
                                      Trustee     firm)                                     (furniture); Trustee,
                                      since 1999                                            Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

                                                  PRINCIPAL OFFICERS

Robert H. Gordon           President  Indefinite  President of the Trust,     85            Director, BACAP;
Age:  40                              term;       NMIT and NSAT since Oct.                  Co-Chairman of the Board,
                                      President   2002; President of                        BACAP.
                                      since 2002  Nations Balanced Target
                                                  Maturity Fund, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  March 1998; President and
                                                  Director, BACAP (or its
                                                  predecessors) since
                                                  February 1998; President,
                                                  BACAP since March 2002
                                                  and Co-Chairman of the
                                                  Board, since January
                                                  2000; Senior
                                                  Vice-President, BACAP (or
                                                  its predecessors)
                                                  1995-February 1998;
                                                  Senior Vice President,
                                                  Bank of America since
                                                  1993.

Edward D. Bedard           Chief      Indefinite  Chief Financial Officer     85            None
Age:  43                   Financial  term;       of the Trust, NMIT and
                           Officer    Treasurer   NSAT since Jan. 2003;
                                      since 2003  Treasurer of the Trust,
                                                  NMIT and NSAT since Oct.
                                                  2002; Chief Financial
                                                  Officer of Nations
                                                  Balanced Target Maturity
                                                  Fund, Inc., Nations
                                                  Government Income Term
                                                  Trust 2004, Inc., Nations
                                                  Government Income Term
                                                  Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  March 1998; Director,
                                                  BACAP (or its
                                                  predecessors) since 1997;
                                                  Senior Vice President and
                                                  Chief Operating Officer,
                                                  BACAP since 1996; and
                                                  Chief Administrative
                                                  Officer and Treasurer,
                                                  BACAP since January 2000.

Gerald Murphy              Treasurer  Indefinite  Treasurer of the Trust,     85            None
Age:  42                              term;       NMIT and NSAT since Jan.
                                      Treasurer   2003; Treasurer of
                                      since 2003  Nations Balanced Target
                                                  Maturity Fund, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  1999; Senior Vice
                                                  President, BACAP (or its
                                                  predecessors) since 1998;
                                                  Vice President, Citibank
                                                  1997-December 1998.



                                       TERM OF                                NUMBER OF
                                       OFFICE                                 FUNDS  IN
                           POSITION      AND                                    FUND
                             HELD     LENGTH OF                                 COMPLEX
                           WITH THE     TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
NAME AND AGE                 TRUST      SERVED    DURING THE PAST FIVE YEARS    TRUSTEE             BY TRUSTEE
---------------------      --------   ---------   --------------------------  -----------   ------------------------

Robert B. Carroll          Secretary  Indefinite  Secretary of the Trust,     85            None
Age:  42                              term;       NMIT and NSAT since Jan.
                                      Secretary   2003; Secretary of
                                      since 2003  Nations Balanced Target
                                                  Maturity Fund, Inc.
                                                  Nations Government Income
                                                  Term Trust 2003, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  1997; Associate General
                                                  Counsel, Bank of America
                                                  Corporation since 1999;
                                                  Assistant General
                                                  Counsel, Bank of America
                                                  Corporation 1996-1999.


----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Trustee by virtue of the fact that he also serves as President of the Trust.


         BOARD COMMITTEES

         The Trust has an Audit Committee, Governance Committee and Investment Committee. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports their activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr.


         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:


--------------------------------------- ------------------------------------------------------------
TRUSTEE                                 ANNUAL RETAINER:  $75,000
                                        BOARD CHAIRMAN:  Additional 25% of the base annual
                                        retainer.
                                        TERMS:  Payable in quarterly installments.  Payable pro
                                        rata for partial calendar year service.  Allocated across
                                        multiple registrants.
                                        MEETING FEES:  $7,000 per meeting for in-person meetings
                                        (up to six meetings per calendar year) and $1,000 for
                                        telephone meetings.  Allocated across multiple registrants convened at meetings.
--------------------------------------- ------------------------------------------------------------
AUDIT COMMITTEE MEMBER                  CHAIRMAN:  Additional 10% of the combined base retainer
                                        and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.
--------------------------------------- ------------------------------------------------------------
GOVERNANCE COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.
--------------------------------------- ------------------------------------------------------------
INVESTMENT COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.


           COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2002

                                                Pension or Retirement   Estimated         Total Compensation
                             Aggregate          Benefits Accrued as     Annual Benefits   from the Nations Funds
                             Compensation       Part of Fund Expenses   Upon Retirement   Complex Paid to
Name of Trustee              from the Trust(1)                                            Directors(2)(3)
---------------------------- ------------------ ----------------------- ----------------- ------------------------
                                              INDEPENDENT TRUSTEES

William P. Carmichael            $12,459              $ 47,734              $ 9,547             $ 38,032
William H. Grigg                  13,436               137,141               43,028              120,950
Thomas F. Keller                  13,436               130,353               42,271              120,950
Carl E. Mundy                     12,214                98,347               23,469               94,500
Cornelius J. Pings                12,214                38,427                7,685               94,500
A. Max Walker                     15,268               120,169               48,034              139,125
Charles B. Walker                 12,214               185,105               37,021               94,500

                                               INTERESTED TRUSTEES
Edmund L. Benson, III            $12,214              $186,573              $37,315             $ 94,500
Robert H. Gordon(4)                    0                     0                    0                    0
James B. Sommers                  12,332                72,459               14,492               95,500
Thomas S. Word, Jr.               12,332               189,172               37,834               95,500

----------

         (1)All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that A. Max Walker, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities. The dollar amount reflected in this column includes only those Funds that were "housed" in the Trust through March 31, 2002. On May 10, 2002 and May 17, 2002, all of the funds of NFT, NFI and NR (other registered investment companies in the Nations Funds Family) were reorganized into the Trust. Accordingly, compensation received by Trustees for supervising those funds housed in NFT, NFI and NR are not reflected in this column.

         (2) Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex. However, the dollar amount reflected in this column includes the additional compensation received from NFT, NFI and NR because during the fiscal year ended March 31, 2002, funds in the Nations Funds Family were still housed in those registered investment companies.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $45,596; William P. Carmichael $9,756; William H. Grigg $74,028; Thomas F. Keller $100,314; James B. Sommers $2,390; and Thomas S. Word, Jr. $92,157.

         (4) Mr. Gordon was elected to the Board in October 2002. Accordingly, he received no compensation for the fiscal year ended
March 31, 2002.


         RETIREMENT PLAN

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.


         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.


         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.


TRUSTEE                       DOLLAR RANGE OF EQUITY SECURITIES OF A      AGGREGATE DOLLAR RANGE OF EQUITY
                                            FUND                         SECURITIES OF NATIONS FUNDS FAMILY
---------------------         ----------------------------------------  -------------------------------------
                                             INDEPENDENT TRUSTEES

William P. Carmichael         MidCap Growth Fund - E                                      E
                              Small Company Growth Fund - E
                              International Value Fund - D
                              All Other Funds - A

William H. Grigg              SmallCap Index Fund - D                                     E
                              Value Fund - C
                              Intermediate Bond Fund - E
                              International Value Fund - D
                              Classic Value Fund - E
                              MidCap Index Fund - D
                              All Other Funds - A

Thomas F. Keller              Managed Index Fund - E                                      E
                              North Carolina Int. Bond Fund - E
                              Short-Intermediate Gov't Fund - E
                              SmallCap Index Fund - E
                              International Value Fund - E
                              Classic Value Fund - E
                              High Yield Bond Fund - E
                              Marsico Focused Equities Fund - C
                              Marsico 21st Century Fund - B
                              MidCap Index Fund - E
                              All Other Funds - A

Carl E. Mundy                 Short-Term Income Fund - C                                  E
                              Value Fund - C
                              Convertible Securities Fund - C
                              Classic Value Fund - C
                              Global Value Fund - C
                              High Yield Bond Fund - C
                              LargeCap Value Fund - C
                              Marsico Focused Equities Fund - D
                              MidCap Value Fund - C
                              All Other Funds - A

Cornelius J. Pings            Intermediate Municipal Bond Fund - E                        E
                              Municipal Income Fund - E
                              Short-Term Muni. Income Fund - E
                              Small Company Fund - B
                              Strategic Growth Fund - E
                              California Tax-Exempt Reserves - D
                              Cash Reserves - C
                              Convertible Securities Fund - C
                              International Equity Fund - C
                              All Other Funds - A




TRUSTEE                       DOLLAR RANGE OF EQUITY SECURITIES OF A      AGGREGATE DOLLAR RANGE OF EQUITY
                                            FUND                         SECURITIES OF NATIONS FUNDS FAMILY
---------------------         ----------------------------------------  -------------------------------------
A. Max Walker                 Classic Value Fund - D                                      E
                              Global Value Fund - E
                              High Yield Bond Fund - C
                              LargeCap Value Fund - C
                              Marsico Focused Equities Fund - E
                              MidCap Value Fund - C
                              All Other Funds - A

Charles B. Walker             All Funds - A                                               A

                                             INTERESTED TRUSTEES

Edmund L. Benson, III         Managed Index Fund - C                                      E
                              All Other Funds - A

Robert H. Gordon              Emerging Markets Fund - A                                   E
                              LargeCap Index Fund - E
                              Marsico Focused Equities Fund - E
                              Cash Reserves - B

James B. Sommers              Bond Fund - E                                               E
                              Strategic Income Fund - E
                              Tax Exempt Reserves - E
                              Cash Reserves - D
                              Municipal Reserves - A
                              All Other Funds - A

Thomas S. Word, Jr.           Short-Term Income Fund - E                                  E
                              Cash Reserves - D
                              Convertible Securities Fund - D
                              International Value Fund - D
                              Marsico 21st Century Fund - D
                              All Other Funds - A

         OWNERSHIP OF SECURITIES OF ADVISER, DISTRIBUTOR, OR RELATED ENTITIES

         None of the Independent Trustees and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.


         DISCLOSURE OF OTHER TRANSACTIONS INVOLVING TRUSTEES

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Funds and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of funds that was similar to each Fund ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Fund as compared to its total return. The Board also reviewed, for each Fund as compared to its Peer Group and Lipper Universe, the:
(i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Fund currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Funds to BACAP and BA Advisors (the previous primary investment adviser to the Funds, together with BACAP the "Primary Adviser") for advisory and other services it provides to the Funds, as well as fees paid by the Primary Adviser to the other Advisers for services they provide to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Fund's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Funds. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Funds would be absent the waivers and/or reimbursements. The Board reviewed the Funds that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Funds given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Board was provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Funds. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in an Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Funds. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Fund and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Funds. The Board was further advised that, for sub-advised Funds, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring of each Fund's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating third-party services, maintenance of books and records of the Funds and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Funds by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Funds on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Fund. In approving BACAP as the Primary Adviser to the Funds, the Board considered the fact that most Funds would be transitioning from a two-tiered advisory structure with BA Advisors serving as Primary Adviser and BACAP serving as investment sub-adviser, to a single-tiered structure with only BACAP serving as the Primary Adviser. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Funds.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Funds that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Fund(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Funds. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Funds, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Funds, and the general nature of the compensation structure applicable key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Funds compared to other similar funds; (ii) each Adviser's background and experience; (iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Funds.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors has adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2002, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 2, 2002, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 5, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUB-ADVISERS

         BACAP is the investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BACAP is also the investment adviser to the Master Portfolios.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is investment sub-adviser to the Marsico 21st Century Master Portfolio, Marsico Focused Equities Master Portfolio, Marsico Growth Master Portfolio and Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Brandes is the investment sub-adviser to Classic Value Fund, Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the Nations High Yield Bond Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         Gartmore is the investment sub-adviser to the Emerging Markets Fund. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide, which is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215.

         INVESCO, with principal offices located at 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. INVESCO's International Equity Portfolio Management Team is responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio.

         Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam's Core International Equity Group is responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and it selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Gartmore, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         The Funds pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BA Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         EXPENSE LIMITATIONS

         BACAP (or its predecessor) has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS PERIOD FROM AUGUST 1, 2002, TO JULY 31, 2003

                                          ADVISORY         ADMINISTRATION
FUNDS                                      WAIVERS            WAIVERS
-----                                   -------------     ----------------
Short-Term Income Fund                      0.10%               n/a
Government Securities Fund                  0.10%(1)           0.05%
Strategic Income Fund                       0.10%               n/a

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2002, TO JULY 31, 2003

                                              FUND LEVEL EXPENSE COMMITMENT *
                                              -------------------------------
Intermediate Municipal Fund**                            0.50%
Municipal Income Fund**                                  0.60%
Short Term Municipal Fund **                             0.40%
Florida Intermediate Bond Fund**                         0.50%
Georgia Intermediate Bond Fund**                         0.50%
Maryland Intermediate Bond Fund**                        0.50%
North Carolina Intermediate Bond Fund**                  0.50%
South Carolina Intermediate Bond Fund**                  0.50%
Tennessee Intermediate Bond Fund**                       0.50%
Texas Intermediate Bond Fund**                           0.50%
Virginia Intermediate Bond Fund**                        0.50%
California Municipal Bond Fund**                         0.60%
California Intermediate Bond Fund**                      0.50%
Florida Municipal Bond Fund**                            0.60%
Kansas Municipal Income Fund                             0.60%
High Yield Bond Fund                                     0.93%
Intermediate Bond Fund**                                 0.81%
LargeCap Index Fund**                                    0.35%
Managed Index Fund**                                     0.50%
MidCap Index Fund                                        0.35%
SmallCap Index Fund**                                    0.40%
Classic Value Fund**                                     1.13%
Financial Services Fund**                                1.30%
LargeCap Value Fund**                                    1.07%
MidCap Value Fund**                                      1.25%
Research Fund**                                          1.25%
SmallCap Value Fund**                                    1.30%
Small Company Fund**                                     1.15%
Global Value Fund**                                      1.40%
Marsico International Opportunities Fund                 1.50%

* Waivers of advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP is entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time of recovery.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2002, TO JULY 31, 2003

                                            FUND LEVEL EXPENSE CAP *
                                            ----------------------

California Tax-Exempt Reserves**                       0.20%
Cash Reserves**                                        0.20%
Government Reserves**                                  0.20%
Money Market Reserves**                                0.20%
Municipal Reserves**                                   0.20%
New York Tax-Exempt Reserves**                         0.20%
Tax-Exempt Reserves**                                  0.20%
Treasury Reserves**                                    0.20%

* Waivers of advisory and/or administration fees and/or other expense reimbursements will result in the listed Fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP is entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time of recovery.

         NATIONS FUNDS CONTRACTUAL SHAREHOLDER ADMINISTRATION FEE WAIVERS PERIOD FROM AUGUST 1, 2002, TO JULY 31, 2003


                                            SHAREHOLDER ADMINISTRATION WAIVERS *
                                            ------------------------------------

Managed Index Fund (Primary B Shares)                            0.10%
Short-Intermediate Government Fund (Primary B                    0.10%
Shares)
LifeGoal Balanced Growth Fund (Primary B Shares)                 0.10%
LifeGoal Growth Fund (Primary B Shares)                          0.10%
LifeGoal Income and Growth Fund (Primary B Shares)               0.10%

* The Shareholder Administration fees listed are being waived by BACAP.

         NATIONS FUNDS CONTRACTUAL 12B-1 DISTRIBUTION FEE WAIVERS
         PERIOD FROM AUGUST 1, 2002, TO JULY 31, 2003

MONEY MARKET FUNDS (LIQUIDITY CLASS SHARES)    12B-1 DISTRIBUTION FEE WAIVERS*
-------------------------------------------    ------------------------------

California Tax-Exempt Reserves                            0.60%
Cash Reserves                                             0.60%
Government Reserves                                       0.60%
Money Market Reserves                                     0.60%
Municipal Reserves                                        0.60%
New-York Reserves                                         0.60%
Tax-Exempt Reserves                                       0.60%
Treasury Reserves                                         0.65%


MONEY MARKET FUNDS (LIQUIDITY CLASS SHARES)   SHAREHOLDER SERVICING FEE WAIVERS*
-------------------------------------------   ----------------------------------
California Tax-Exempt Reserves                            0.10%
Cash Reserves                                             0.10%
Government Reserves                                       0.10%
Money Market Reserves                                     0.10%
Municipal Reserves                                        0.10%
New-York Reserves                                         0.10%
Tax-Exempt Reserves                                       0.10%
Treasury Reserves                                         0.10%

* The 12b-1 Distribution/Shareholder Servicing fees listed are being waived by BACAP Distributors.

         ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         ADVISORY FEES PAID

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds as shown below, were paid to BA Advisors.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2002.



                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                   -----------          --------            -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                 236,922            72,411                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        4,887,814                 0                     0
Marsico International Opportunities Fund(a)            57,209                 0                     0
International Value Fund(a)                        22,143,000           856,698                     0

STOCK FUNDS
Asset Allocation Fund                               2,611,501                 0                     0
Capital Growth Fund                                 3,395,912                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a



                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                   -----------          --------            -----------
Convertible Securities Fund                         3,447,508                 0                     0
Financial Services Fund                                39,758                 0                     0
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21st Century Fund(a)                          552,016                 0                     0
Marsico Focused Equities Fund(a)                   13,056,375                 0                     0
Marsico Growth Fund(a)                              3,755,395                 0                     0
MidCap Growth Fund                                  4,338,544                 0                     0
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                  6,171,070           483,415                     0
Strategic Growth Fund(a)                            7,863,731                 0                     0
Value Fund                                          5,788,057                 0                     0

INDEX FUNDS
LargeCap Index Fund                                 1,296,509         6,260,208                     0
Managed Index Fund                                    504,448           805,940                     0
MidCap Index Fund                                     457,811         1,373,438                     0
SmallCap Index Fund                                   124,693         1,296,961                     0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                    549,727                 0                     0
LifeGoal Growth Portfolio                             260,630                 0                     0
LifeGoal Income and Growth Portfolio                   83,928                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           9,605,604             8,090                     0
Government Securities Fund                          1,138,325           223,667                     0
High Yield Bond Fund(a)                             1,056,755                 0                     0
Intermediate Bond Fund(a)                             719,176                 0                     0
Short-Intermediate Government Fund                  1,655,393                 0                     0
Short-Term Income Fund                                942,399           471,198                     0
Strategic Income Fund                                 897,413           224,352                     0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    2,861,805         1,957,161                     0
Municipal Income Fund                               3,009,307         1,541,051                     0
Short-Term Municipal Income Fund                      257,463           585,027                     0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  556,206           471,663                     0
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        447,727           504,103                     0
Florida Bond Fund                                     356,176           349,405                     0
Georgia Intermediate Bond Fund                        240,768           368,907                     0
Kansas Income Fund                                    228,903           304,118                     0
Maryland Intermediate Bond Fund                       354,636           448,899                     0
North Carolina Intermediate Bond Fund                 353,650           443,297                     0
South Carolina Intermediate Bond Fund                 466,600           510,455                     0
Tennessee Intermediate Bond Fund                            0           202,147                 6,553
Texas Intermediate Bond Fund                          572,871           566,524                     0
Virginia Intermediate Bond Fund                       606,971           600,975                     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,511,168            44,256                     0
Cash Reserves                                      98,492,747           233,158                     0
Government Reserves                                 7,351,685           359,294                     0
Money Market Reserves                              20,816,112           378,204                     0
Municipal Reserves                                  2,728,445           338,336                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,722,722           866,126                     0
Treasury Reserves                                  13,458,044                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                $468,327            $8,175                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        7,605,647                 0                     0
Marsico International Opportunities Fund*(a)              n/a               n/a                   n/a
International Value Fund(a)                        10,415,621         1,301,950                     0

STOCK FUNDS
Asset Allocation Fund                               2,565,587            82,677                     0
Capital Growth Fund                                 5,351,636                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                         2,608,763            11,672                     0
Financial Services Fund*                                  n/a               n/a                   n/a
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21st Century Fund(a)*                             n/a               n/a                   n/a
Marsico Focused Equities Fund(a)                   17,179,527                 0                     0
Marsico Growth Fund(a)                              4,704,076                 0                     0
MidCap Growth Fund                                  2,271,101                 0                     0
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                  7,372,166           496,038                     0
Strategic Growth Fund                               8,005,892                 0                     0
Value Fund                                          8,461,521                 0                     0

INDEX FUNDS
LargeCap Index Fund                                 1,785,004         8,419,477                     0
Managed Index Fund                                  1,051,623           975,067                     0
MidCap Index Fund                                     390,568         1,171,704                     0
SmallCap Index Fund                                    45,344           851,334                     0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                    442,504                 0                     0
LifeGoal Growth Portfolio                             174,694                 0                     0
LifeGoal Income and Growth Portfolio                   35,056                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           9,000,170                 0                     0
Government Securities Fund                            894,401           210,434                     0
High Yield Bond Fund(a)                               207,035                 0                     0
Intermediate Bond Fund(a)                             478,158                 0                     0
Short-Intermediate Government Fund                  1,668,046                 0                     0
Short-Term Income Fund                                764,098           382,049                     0
Strategic Income Fund                                 940,869           257,368                     0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    2,639,691         1,761,372                     0
Municipal Income Fund                               2,734,689         1,395,598                     0
Short-Term Municipal Income Fund                       75,729           297,330                     0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  556,565           370,790                     0
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        484,491           418,654                     0
Florida Bond Fund                                     409,429           296,144                     0
Georgia Municipal Intermediate Bond Fund              270,055           295,541                     0
Kansas Income Fund*                                       n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       404,437           385,463                     0


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------

North Carolina Intermediate Bond Fund                 397,341           375,029                     0
South Carolina Intermediate Bond Fund                 505,560           435,423                     0
Tennessee Intermediate Bond Fund                       36,773           154,136                     0
Texas Intermediate Bond Fund                          675,275           532,923                     0
Virginia Intermediate Bond Fund                       659,389           530,703                     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,536,411                 0                     0
Cash Reserves                                      64,535,411         1,952,428                     0
Government Reserves                                 3,404,245           295,529                     0
Money Market Reserves                              11,937,174           433,874                     0
Municipal Reserves                                  2,148,980           168,322                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,559,708           460,917                     0
Treasury Reserves                                  11,368,588                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000.

                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                 132,817           222,899                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        3,330,623            35,663                     0
Marsico International Opportunities Fund(a)*              n/a               n/a                   n/a
International Value Fund(a)                         1,160,122           142,388                     0

STOCK FUNDS
Asset Allocation Fund                               1,920,669           246,996                     0
Capital Growth Fund                                 5,725,787                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                         2,002,135                 0                     0
Financial Services Fund*                                  n/a               n/a                   n/a
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21st Century Fund(a)*                             n/a               n/a                   n/a
Marsico Focused Equities Fund(a)                    3,616,135                 0                     0
Marsico Growth Fund(a)                              1,027,192                 0                     0
MidCap Growth Fund*                                       n/a               n/a                   n/a
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                  4,886,606           554,663                     0
Strategic Growth Fund                               3,061,314                 0                     0
Value Fund                                         13,096,565            37,291                     0

INDEX FUNDS
LargeCap Index Fund                                   578,210         3,748,074                     0
Managed Index Fund                                  1,382,193         1,559,621                     0
MidCap Index Fund                                   1,731,609                 0                     0
SmallCap Index Fund                                   302,157           537,268                     0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                     63,702                 0                     0
LifeGoal Growth Portfolio                              50,433                 0                     0
LifeGoal Income and Growth Portfolio                   29,068                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           7,426,720           217,923                     0


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
Government Securities Fund                            824,307           225,795                     0
High Yield Bond Fund(a)*                                  n/a               n/a                   n/a
Intermediate Bond Fund(a)*                                n/a               n/a                   n/a
Short-Intermediate Government Fund                  1,919,241           113,613                     0
Short-Term Income Fund                                893,075           525,771                     0
Strategic Income Fund                                 837,734           455,939                     0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    2,041,136         1,632,783                     0
Municipal Income Fund                               2,009,025         1,263,949                     0
Short-Term Municipal Income Fund                            0           384,493                26,406

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                      n/a               n/a                   n/a
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        499,122           527,742                     0
Florida Bond Fund                                     396,783           362,065                     0
Georgia Intermediate Bond Fund                        228,313           392,163                     0
Kansas Income Fund*                                       n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       349,789           475,432                     0
North Carolina Intermediate Bond Fund                 345,899           476,833                     0
South Carolina Intermediate Bond Fund                 491,652           559,670                     0
Tennessee Intermediate Bond Fund                            0           214,798                 3,302
Texas Intermediate Bond Fund                          805,727           723,266                     0
Virginia Intermediate Bond Fund                       578,309           603,026                     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,198,602            37,697                     0
Cash Reserves                                      41,917,028                 0                     0
Government Reserves                                 2,507,819           166,533                     0
Money Market Reserves                               3,492,118         1,626,671                     0
Municipal Reserves                                  1,809,661           233,731                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,157,168         2,375,631                     0
Treasury Reserves                                   9,455,978                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BACAP, from the fees that it receives pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for the Trust (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         SUB-ADVISORY FEES PAID

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2002. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a



                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------

International Value Fund(a) (Brandes)              12,779,140                 0                     0
International Equity Master Portfolio(a)            3,469,272                 0                     0
         (INVESCO)                                  1,160,418                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,275,458                 0                     0
Emerging Markets Fund (Gartmore)                      190,492            13,878                     0

STOCK FUNDS (SUB-ADVISER)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a) (MacKay Shields)              740,668                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)               6,522,895                 0                     0
International Equity Master Portfolio               4,923,656                 0                     0
         (INVESCO)                                  1,575,243                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,824,895                 0                     0
Emerging Markets Fund (Gartmore)                      286,478                 0                     0

STOCK FUNDS (SUB-ADVISER)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a) (MacKay Shields)              147,158                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2000. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a)*(Brandes)                 613,897                 0                     0
International Equity Fund (Marsico Capital)               n/a               n/a                   n/a
International Equity Fund (INVESCO)                   489,476                 0                     0
International Equity Fund (Putnam)                    490,887                 0                     0
Emerging Markets Fund (Gartmore)                      102,346                 0                     0


                                                       NET               AMOUNT             REIMBURSED
                                                   AMOUNT PAID           WAIVED             BY ADVISER
                                                  ------------        -----------           -----------
STOCK FUNDS (SUB-ADVISER)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a)* (MacKay Shields)                 n/a               n/a                   n/a

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP Distributors serves as Administrator of the Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive, as compensation for its services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds (except High Yield Bond Fund and Intermediate Bond Fund), Municipal Bond Funds, State Municipal Bond Funds and Emerging Markets Fund; 0.17% of Intermediate Bond Fund, International Equity Fund and International Value Fund; 0.18% of High Yield Bond Fund; and 0.23% of the Stock Funds (except the Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund); 0.13% of Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund; 0.12% of Marsico International Opportunities Fund; and for the LifeGoal Funds, an amount mutually agreed upon by the Trust and BACAP Distributors. Pursuant to separate agreements for the LifeGoal Funds, BACAP Distributors has agreed to absorb all fees and expenses incurred under the Administration Agreement. Each percentage amount is of the average daily net assets of a Fund. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations,
(viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Funds' average daily net assets, as shown below.

MONEY MARKET FUNDS                                FEE RATE

First               $2 billion                    0.000100
Next                $1 billion                    0.000075
On excess           (>$3.0 billion)               0.000025

STOCK FUNDS (EXCLUDING MARSICO 21ST CENTURY
FUND)
First               $500 million                  0.000550
Next                $500 million                  0.000450
Next                $500 million                  0.000250
Next                $500 million                  0.000150
On excess           (>$2.0 billion)               0.000050

GOVERNMENT & CORPORATE BOND FUNDS, MUNICIPAL
BOND FUNDS AND STATE MUNICIPAL BOND FUNDS
(EXCLUDING HIGH YIELD BOND FUND)
First               $500 million                  0.000450
Next                $500 million                  0.000350
Next                $250 million                  0.000225
Next                $250 million                  0.000100
On excess           (>$1.5 billion)               0.000050

INTERNATIONAL/GLOBAL STOCK FUNDS (& HIGH YIELD
BOND, MARSICO 21ST CENTURY)
First               $500 million                  0.00060
Next                $500 million                  0.00050
Next                $250 million                  0.00040
Next                $250 million                  0.00030
On excess           (>$1.5 billion)               0.00005

         ADMINISTRATION AND SUB-ADMINISTRATION FEES PAID

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2002.

                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------

INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                  34,063            15,411                18,580
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                          671,172           250,249               420,823
Marsico International Opportunities Fund(a)          (175,518)            3,541                 4,247
International Value Fund(a)                         2,628,873         1,714,119               762,581

DOMESTIC STOCK FUNDS
Asset Allocation Fund                                 441,907           261,212               220,952
Capital Growth Fund                                   574,575           344,682               282,376
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                           583,626           347,937               288,327
Financial Services Fund                              (120,946)            3,443                 2,868
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21st Century Fund(a)                           80,955            44,054                44,065
Marsico Focused Equities Fund(a)                    1,912,305         1,401,174               657,278
Marsico Growth Fund(a)                                549,440           318,134               267,083
MidCap Growth Fund                                    734,248           450,644               350,287
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                    813,662           504,071               382,861
Strategic Growth Fund(a)                            1,330,835           899,263               552,464


                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------

Value Fund                                            979,474           619,003               449,609

INDEX FUNDS
LargeCap Index Fund                                 2,078,024         1,593,170               673,929
Managed Index Fund                                    360,311           213,010               180,153
MidCap Index Fund                                     194,986           297,865               250,131
SmallCap Index Fund                                   391,242           230,590               195,621

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                 0               115,587
LifeGoal Growth Portfolio                                   0                 0                57,352
LifeGoal Income and Growth Portfolio                        0                 0                18,466

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           2,642,952         2,132,435               512,145
Government Securities Fund                            312,985            42,762               128,040
High Yield Bond Fund(a)                                79,263           109,046               108,680
Intermediate Bond Fund(a)                              62,411           102,935                67,954
Short-Intermediate Government Fund                    606,951           364,226               242,777
Short-Term Income Fund                                518,364           309,118               209,155
Strategic Income Fund                                 246,767           184,196                62,613

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    1,325,183           638,246               446,059
Municipal Income Fund                               1,001,019           450,628               368,506
Short-Term Municipal Income Fund                      308,948           126,547               126,167

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  226,061            92,609                92,480
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        261,744           107,096               107,077
Florida Bond Fund                                     155,223            63,507                63,503
Georgia Intermediate Bond Fund                        167,657            68,594                68,589
Kansas Income Fund                                    117,264            47,975                47,971
Maryland Intermediate Bond Fund                       220,960            90,416                90,393
North Carolina Intermediate Bond Fund                 219,152            89,669                89,654
South Carolina Intermediate Bond Fund                 268,694           109,913               109,922
Tennessee Intermediate Bond Fund                       55,592            22,738                22,744
Texas Intermediate Bond Fund                          313,325           128,196               128,179
Virginia Intermediate Bond Fund                       332,184           135,898               135,894

MONEY MARKET FUNDS
California Tax-Exempt Reserves                         89,052           127,741               170,366
Cash Reserves                                      12,787,659         4,935,389             1,845,490
Government Reserves                                   628,857           385,550               328,521
Money Market Reserves                               2,007,085         1,059,545               553,250
Municipal Reserves                                     53,569           153,334               202,001
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves*                                      n/a               n/a                   n/a
Treasury Reserves                                   1,391,878           672,780               424,308

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.


                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------



                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                  52,473               20,930               31,427
Global Value Fund*                                        n/a                  n/a                  n/a
International Equity Fund(a)                          479,212                 (858)                   0
Marsico International Opportunities Fund*                 n/a                  n/a                  n/a
International Value Fund                              760,259              674,374              715,033

STOCK FUNDS
Asset Allocation Fund                                 448,718              253,325              235,037
Capital Growth Fund                                   905,578              525,220              462,859
Classic Value Fund*                                       n/a                  n/a                  n/a
Convertible Securities Fund                           444,005              251,491              231,736
Financial Services Fund*                                  n/a                  n/a                  n/a
LargeCap Value Fund*                                      n/a                  n/a                  n/a
Marsico 21st Century Fund*                                n/a                  n/a                  n/a
Marsico Focused Equities Fund(a)                      226,551            1,895,698              820,150
Marsico Growth Fund(a)                                 61,562              388,324              349,663
MidCap Growth Fund                                    385,056              217,631              200,935
MidCap Value Fund*                                        n/a                  n/a                  n/a
Research Fund*                                            n/a                  n/a                  n/a
SmallCap Value Fund*                                      n/a                  n/a                  n/a
Small Company Fund                                    959,959              558,019              486,530
Strategic Growth Fund                               1,355,798              857,222              619,845
Value Fund                                          1,433,242              900,989              659,853

INDEX FUNDS
LargeCap Index Fund                                 2,808,051            2,213,197              846,333
MidCap Index Fund                                     430,054             (127,306)             225,048
SmallCap Index Fund                                   247,120              139,776              128,695
Managed Index Fund                                    557,521              314,830              292,997

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                    0                    0
LifeGoal Growth Portfolio                                   0                    0                    0
LifeGoal Income and Growth Portfolio                        0                    0                    0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           2,480,212            1,844,144              625,739
Government Securities Fund                            246,498              100,050              106,188
High Yield Bond Fund(a)                                18,864                 (143)                   0
Intermediate Bond Fund(a)                              59,915                 (145)                   0
Short-Intermediate Government Fund                    613,022              348,268              261,944
Short-Term Income Fund                                421,202              237,016              182,290
Strategic Income Fund                                 264,204              149,245              113,775

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    1,212,901              522,003              465,628
Municipal Income Fund                                 910,700              372,166              369,251
Short-Term Municipal Income Fund                      137,454               52,583               59,336

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  204,486               78,239               88,218
California Intermediate Bond Fund*                        n/a                  n/a                  n/a
Florida Intermediate Bond Fund                        248,904               95,419              107,251
Florida Bond Fund                                     155,583               59,497               67,150
Georgia Intermediate Bond Fund                        155,884               59,628               67,286
Kansas Income Fund                                        n/a                  n/a                  n/a
Maryland Intermediate Bond Fund                       217,695               83,347               93,908
North Carolina Intermediate Bond Fund                 212,876               81,419               91,891
South Carolina Intermediate Bond Fund                 259,353               99,225              111,914
Tennessee Intermediate Bond Fund                       52,618               20,112               22,726
Texas Intermediate Bond Fund                          333,003              127,052              144,046
Virginia Intermediate Bond Fund                       327,998              125,571              141,477


                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------
MONEY MARKET FUNDS
California Tax-Exempt Reserves                         22,788              133,051              200,229
Cash Reserves                                       7,732,817            3,291,794            1,523,440
Government Reserves                                    68,412              185,375              255,082
Money Market Reserves                               1,315,239              611,718              582,038
Municipal Reserves                                     23,818              115,259              174,081
New York Tax-Exempt Reserves*                             n/a                  n/a                  n/a
Tax-Exempt Reserves                                   251,550            1,572,011              274,119
Treasury Reserves                                   1,256,962              561,689              568,459

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2000.


                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                  35,672               13,984               24,755
Global Value Fund*                                        n/a                  n/a                  n/a
International Equity Fund                             588,271              (42,082)             629,092
Marsico International Opportunities Fund*                 n/a                  n/a                  n/a
International Value Fund                              294,060              169,114              296,329

STOCK FUNDS
Asset Allocation Fund                                 360,382              196,260              196,572
Capital Growth Fund                                   842,870              518,471              519,822
Classic Value Fund*                                       n/a                  n/a                  n/a
Convertible Securities Fund                           331,021              179,186              180,558
Financial Services Fund*                                  n/a                  n/a                  n/a
LargeCap Value Fund*                                      n/a                  n/a                  n/a
Marsico 21st Century Fund*                                n/a                  n/a                  n/a
Marsico Focused Equities Fund                         647,723              849,604              672,587
Marsico Growth Fund                                   181,239              212,496              212,943
MidCap Growth Fund                                    259,259              156,640              157,660
MidCap Value Fund*                                        n/a                  n/a                  n/a
Research Fund*                                            n/a                  n/a                  n/a
SmallCap Value Fund*                                      n/a                  n/a                  n/a
Small Company Fund                                    615,968              360,306              361,001
Strategic Growth Fund                                 475,051              278,951              279,665
Value Fund                                          1,883,413            1,490,058              885,891

INDEX FUNDS
LargeCap Index Fund                                 1,031,332              641,390              620,995
Managed Index Fund                                    688,841              427,658              427,965
MidCap Index Fund*                                        n/a                  n/a                  n/a
SmallCap Index Fund                                   198,238              122,199              122,303

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                    0                    0
LifeGoal Growth Portfolio                                   0                    0                    0
LifeGoal Income and Growth Portfolio                        0                    0                    0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           1,742,529            1,282,937              695,519
Government Securities Fund                            205,715              124,194              103,347
High Yield Bond Fund(a)*                                  n/a                  n/a                  n/a


                                                     NET CO-
                                               ADMINISTRATION FEES        NET CO-              NET SUB-
                                                  PAID TO BACAP     ADMINISTRATION FEES   ADMINISTRATION FEES
                                                  DISTRIBUTORS      PAID TO STEPHENS BY       PAID TO BNY
                                                   BY THE FUND         BY THE FUND            BY THE FUND
                                              --------------------  --------------------  --------------------
Intermediate Bond Fund                                 44,794             (126,787)              39,378
Short-Intermediate Government Fund                    577,009              359,425              299,160
Short-Term Income Fund                                409,185              252,740              210,308
Strategic Income Fund                                 227,764              150,040              124,984

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                      860,494              356,849              445,145
Municipal Income Fund                                 616,848              255,948              319,268
Short-Term Municipal Income Fund                      115,124               47,452               59,184

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  180,645               65,472               82,112
California Intermediate Bond Fund*                        n/a                  n/a                  n/a
Florida Intermediate Bond Fund                        228,065               94,817              118,295
Florida Bond Fund                                     142,783               59,301               74,010
Georgia Intermediate Bond Fund                        145,010               60,248               75,148
Kansas Income Fund*                                       n/a                  n/a                  n/a
Maryland Intermediate Bond Fund                       193,877               80,206              100,043
North Carolina Intermediate Bond Fund                 192,601               79,902               99,677
South Carolina Intermediate Bond Fund                 245,858              102,081              127,349
Tennessee Intermediate Bond Fund                       50,260               20,860               26,021
Texas Intermediate Bond Fund                          356,530              148,383              185,113
Virginia Intermediate Bond Fund                       278,270              114,867              143,281

MONEY MARKET FUNDS
California Tax-Exempt Reserves                        (49,171)             109,923              183,206
Cash Reserves                                       1,113,257            2,010,983            1,294,123
Government Reserves                                         0              126,655              210,738
Money Market Reserves                                  17,089              241,385              375,048
Municipal Reserves                                       (199)              98,213              163,412
New York Tax-Exempt Reserves*                             n/a                  n/a                  n/a
Tax-Exempt Reserves                                   282,587            1,384,832              257,352
Treasury Reserves                                     227,937              448,018              650,728

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.


         12B-1 PLANS

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Trust has adopted a distribution plan. The Investor B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Funds. BACAP Distributors has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, BACAP Distributors has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Trust has adopted a distribution plan. The Investor C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Funds.

         With respect to a Fund's Daily Shares, the Trust has adopted a distribution plan. The Daily Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         With respect to a Fund's Liquidity Shares, the Trust has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.60% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.65% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

         With respect to a Fund's Market Shares, the Trust has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Shares of the Funds.

         With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution and Servicing Plan, the Investor A Distribution Plan, Investor B Distribution Plan, Investor C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2002 to July 31, 2003.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                            0            0            9,737         0          0             0
Global Value Fund*                               0            0              n/a         0          0             0
International Equity Fund                        0            0           89,152         0          0             0
Marsico International Opportunities Fund         0            0            5,266         0          0             0
International Value Fund                         0            0        1,287,427         0          0             0

STOCK FUNDS
Asset Allocation Fund                            0            0          582,504         0          0             0
Capital Growth Fund                              0            0           78,341         0          0             0
Classic Value Fund*                              0            0              n/a         0          0             0
Convertible Securities Fund                      0            0          784,194         0          0             0
Financial Services Fund                          0            0              210         0          0             0
LargeCap Value Fund*                             0            0              n/a         0          0             0
Marsico 21st Century Fund                        0            0           42,279         0          0             0
Marsico Focused Equities Fund                    0            0        1,209,735         0          0             0
Marsico Growth Fund(a)                           0            0          427,761         0          0             0
MidCap Growth Fund                               0            0           55,963         0          0             0
MidCap Value Fund*                               0            0              n/a         0          0             0
Research Fund*                                   0            0              n/a         0          0             0
SmallCap Value Fund*                             0            0              n/a         0          0             0
Small Company Fund                               0            0          374,378         0          0             0
Strategic Growth Fund                            0            0           64,414         0          0             0
Value Fund                                       0            0          149,744         0          0             0

INDEX FUNDS
LargeCap Index Fund                              0            0           80,546         0          0             0
Managed Index Fund                               0            0           73,096         0          0             0
MidCap Index Fund                                0            0            1,436         0          0             0
SmallCap Index Fund                              0            0           19,217         0          0             0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio               0            0           17,496         0          0             0
LifeGoal Growth Portfolio                        0            0           32,744         0          0             0
LifeGoal Income and Growth Portfolio             0            0            6,745         0          0             0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                        0            0          120,510         0          0             0

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
Government Securities Fund                       0            0          146,094         0          0             0
High Yield Bond Fund                             0            0           42,899         0          0             0
Intermediate Bond Fund                           0            0          152,551         0          0             0
Short-Intermediate Government Fund               0            0          108,674         0          0             0
Short-Term Income Fund                           0            0          125,466         0          0             0
Strategic Income Fund                            0            0           67,780         0          0             0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                 0            0           70,871         0          0             0
Municipal Income Fund                            0            0          119,975         0          0             0
Short-Term Municipal Income Fund                 0            0          174,460         0          0             0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                             0            0          369,065         0          0             0
California Intermediate Bond Fund*               0            0              n/a         0          0             0
Florida Intermediate Bond Fund                   0            0           18,013         0          0             0
Florida Bond Fund                                0            0          115,141         0          0             0
Georgia Intermediate Bond Fund                   0            0           31,906         0          0             0
Kansas Income Fund                               0            0            6,377         0          0             0
Maryland Intermediate Bond Fund                  0            0           45,896         0          0             0
North Carolina Intermediate Bond Fund            0            0           27,757         0          0             0
South Carolina Intermediate Bond Fund            0            0           43,543         0          0             0
Tennessee Intermediate Bond Fund                 0            0           21,463         0          0             0
Texas Intermediate Bond Fund                     0            0           13,619         0          0             0
Virginia Intermediate Bond Fund                  0            0          110,399         0          0             0

MONEY MARKET FUNDS
California Tax-Exempt Reserves*                  0            0              n/a         0          0             0
Cash Reserves*                                   0            0              n/a         0          0             0
Government Reserves*                             0            0              n/a         0          0             0
Money Market Reserves*                           0            0              n/a         0          0             0
Municipal Reserves*                              0            0              n/a         0          0             0
New York Tax-Exempt Reserves*                    0            0              n/a         0          0             0
Tax-Exempt Reserves*                             0            0              n/a         0          0             0
Treasury Reserves*                               0            0              n/a         0          0             0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                              0           0           12,895        0          0            0
Global Value Fund*                                 0           0              n/a        0          0            0
International Equity Fund                          0           0          128,167        0          0            0
Marsico International Opportunities Fund           0           0           14,725        0          0            0
International Value Fund                           0           0          708,566        0          0            0

STOCK FUNDS
Asset Allocation Fund                              0           0          963,095        0          0            0
Capital Growth Fund                                0           0          312,075        0          0            0

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
Classic Value Fund*                                0           0              n/a        0          0            0
Convertible Securities Fund                        0           0          535,304        0          0            0
Financial Services Fund                            0           0              940        0          0            0
LargeCap Value Fund*                               0           0              n/a        0          0            0
Marsico 21st Century Fund                          0           0          349,593        0          0            0
Marsico Focused Equities Fund                      0           0        5,228,492        0          0            0
Marsico Growth Fund(a)                             0           0        1,638,299        0          0            0
MidCap Growth Fund                                 0           0          335,047        0          0            0
MidCap Value Fund*                                 0           0              n/a        0          0            0
Research Fund*                                     0           0              n/a        0          0            0
SmallCap Value Fund*                               0           0              n/a        0          0            0
Small Company Fund                                 0           0          105,396        0          0            0
Strategic Growth Fund                              0           0           52,698        0          0            0
Value Fund                                         0           0          630,199        0          0            0

INDEX FUNDS
LargeCap Index Fund                                0           0              n/a        0          0            0
Managed Index Fund                                 0           0              n/a        0          0            0
MidCap Index Fund                                  0           0              n/a        0          0            0
SmallCap Index Fund                                0           0              n/a        0          0            0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                 0           0          158,831        0          0            0
LifeGoal Growth Portfolio                          0           0          160,388        0          0            0
LifeGoal Income and Growth Portfolio               0           0           65,028        0          0            0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                          0           0           92,993        0          0            0
Government Securities Fund                         0           0          318,448        0          0            0
High Yield Bond Fund                               0           0          292,325        0          0            0
Intermediate Bond Fund                             0           0           25,901        0          0            0
Short-Intermediate Government Fund                 0           0           90,455        0          0            0
Short-Term Income Fund                             0           0           19,132        0          0            0
Strategic Income Fund                              0           0          359,710        0          0            0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                   0           0           23,020        0          0            0
Municipal Income Fund                              0           0           65,699        0          0            0
Short-Term Municipal Income Fund                   0           0           19,695        0          0            0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                               0           0           47,825        0          0            0
California Intermediate Bond Fund*                 0           0              n/a        0          0            0
Florida Intermediate Bond Fund                     0           0           38,406        0          0            0
Florida Bond Fund                                  0           0           78,929        0          0            0
Georgia Intermediate Bond Fund                     0           0           50,853        0          0            0
Kansas Income Fund                                 0           0            1,626        0          0            0
Maryland Intermediate Bond Fund                    0           0           40,541        0          0            0
North Carolina Intermediate Bond Fund              0           0           41,816        0          0            0
South Carolina Intermediate Bond Fund              0           0           55,218        0          0            0
Tennessee Intermediate Bond Fund                   0           0           10,605        0          0            0
Texas Intermediate Bond Fund                       0           0           15,449        0          0            0
Virginia Intermediate Bond Fund                    0           0           66,824        0          0            0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                     0           0               48        0          0            0
Cash Reserves                                      0           0          270,337        0          0            0
Government Reserves                                0           0           11,990        0          0            0
Money Market Reserves                              0           0           67,541        0          0            0
Municipal Reserves                                 0           0              616        0          0            0

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
New York Tax-Exempt Reserves*                      0           0              n/a        0          0            0
Tax-Exempt Reserves*                               0           0              n/a        0          0            0
Treasury Reserves                                  0           0            1,397        0          0            0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:


                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                            0           0              823        0         0              0
Global Value Fund*                               0           0              n/a        0         0              0
International Equity Fund                        0           0            8,551        0         0              0
International Value Fund                         0           0          649,610        0         0              0
Marsico International Opportunities Fund         0           0            6,853        0         0              0

STOCK FUNDS
Asset Allocation Fund                            0           0           27,430        0         0              0
Capital Growth Fund                              0           0           26,415        0         0              0
Classic Value Fund*                              0           0              n/a        0         0              0
Convertible Securities Fund                      0           0          110,148        0         0              0
Financial Services Fund                          0           0               77        0         0              0
LargeCap Value Fund*                             0           0              n/a        0         0              0
Marsico 21st Century Fund                        0           0           40,966        0         0              0
Marsico Focused Equities Fund                    0           0        1,444,523        0         0              0
Marsico Growth Fund(a)                           0           0          228,089        0         0              0
MidCap Growth Fund                               0           0           23,075        0         0              0
MidCap Value Fund*                               0           0              n/a        0         0              0
Research Fund*                                   0           0              n/a        0         0              0
SmallCap Value Fund*                             0           0              n/a        0         0              0
Small Company Fund                               0           0           23,608        0         0              0
Strategic Growth Fund                            0           0           18,371        0         0              0
Value Fund                                       0           0           58,652        0         0              0

INDEX FUNDS
LargeCap Index Fund                              0           0              n/a        0         0              0
Managed Index Fund                               0           0              n/a        0         0              0
MidCap Index Fund                                0           0              n/a        0         0              0
SmallCap Index Fund                              0           0              n/a        0         0              0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio               0           0           19,644        0         0              0
LifeGoal Growth Portfolio                        0           0           20,738        0         0              0
LifeGoal Income and Growth Portfolio             0           0            9,364        0         0              0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                        0           0           13,788        0         0              0
Government Securities Fund                       0           0           16,718        0         0              0
High Yield Bond Fund                             0           0           47,524        0         0              0
Intermediate Bond Fund                           0           0           11,116        0         0              0
Short-Intermediate Government Fund               0           0           29,212        0         0              0

                                                         PRINTING AND
                                                          MAILING OF
                                                          PROSP. TO                                          INTEREST,
                                                         SHAREHOLDERS                                        CARRYING
                                                          OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                           CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                           ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                           -----------   -------------  -----------  ---------   ----------  ----------
Short-Term Income Fund                           0           0          109,747        0         0              0
Strategic Income Fund                            0           0           12,612        0         0              0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                 0           0           10,049        0         0              0
Municipal Income Fund                            0           0            9,691        0         0              0
Short-Term Municipal Income Fund                 0           0           96,447        0         0              0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                             0           0           16,648        0         0              0
California Intermediate Bond Fund*               0           0              n/a        0         0              0
Florida Intermediate Bond Fund                   0           0            4,172        0         0              0
Florida Bond Fund                                0           0            1,307        0         0              0
Georgia Intermediate Bond Fund                   0           0            7,475        0         0              0
Kansas Income Fund*                              0           0              n/a        0         0              0
Maryland Intermediate Bond Fund                  0           0            5,671        0         0              0
North Carolina Intermediate Bond Fund            0           0            1,764        0         0              0
South Carolina Intermediate Bond Fund            0           0           23,540        0         0              0
Tennessee Intermediate Bond Fund                 0           0              562        0         0              0
Texas Intermediate Bond Fund                     0           0               36        0         0              0
Virginia Intermediate Bond Fund                  0           0            5,632        0         0              0

MONEY MARKET FUNDS
California Tax-Exempt Reserves*                  0           0              n/a        0         0              0
Cash Reserves                                    0           0           12,094        0         0              0
Government Reserves                              0           0            2,150        0         0              0
Money Market Reserves                            0           0            1,823        0         0              0
Municipal Reserves*                              0           0                8        0         0              0
New York Tax-Exempt Reserves*                    0           0              n/a        0         0              0
Tax-Exempt Reserves*                             0           0              n/a        0         0              0
Treasury Reserves*                               0           0              n/a        0         0              0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                 PRINTING AND
                                                  MAILING OF
                                                  PROSP. TO                                          INTEREST,
                                                 SHAREHOLDERS                                        CARRYING
                                                  OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                   CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                   ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                   -----------   -------------  -----------  ---------   ----------  ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves           0           0          $ 2,727,885      0           0           0
Cash Reserves                            0           0           49,695,672      0           0           0
Government Reserves                      0           0            1,095,360      0           0           0
Money Market Reserves                    0           0               22,441      0           0           0
Municipal Reserves                       0           0            2,231,342      0           0           0
New York Tax-Exempt Reserves*            0           0                  n/a      0           0           0
Tax-Exempt Reserves*                     0           0                  n/a      0           0           0
Treasury Reserves                        0           0            4,049,223      0           0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                 PRINTING AND
                                                  MAILING OF
                                                  PROSP. TO                                          INTEREST,
                                                 SHAREHOLDERS                                        CARRYING
                                                  OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                   CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                   ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                   -----------   -------------  -----------  ---------   ----------  ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves           0           0           $  258,747      0             0           0
Cash Reserves                            0           0            6,078,882      0             0           0
Government Reserves                      0           0              765,174      0             0           0
Money Market Reserves                    0           0               78,589      0             0           0
Municipal Reserves                       0           0               56,332      0             0           0
New York Tax-Exempt Reserves*            0           0                  n/a      0             0           0
Tax-Exempt Reserves*                     0           0                  n/a      0             0           0
Treasury Reserves                        0           0              733,336      0             0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                PRINTING AND
                                                 MAILING OF
                                                 PROSP. TO                                          INTEREST,
                                                SHAREHOLDERS                                        CARRYING
                                                 OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                  CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                  ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                  -----------   -------------  -----------  ---------   ----------  ----------

MONEY MARKET FUNDS
California Tax-Exempt Reserves*          0           0             n/a          0             0           0
Cash Reserves*                           0           0             n/a          0             0           0
Government Reserves*                     0           0             n/a          0             0           0
Money Market Reserves*                   0           0             n/a          0             0           0
Municipal Reserves*                      0           0             n/a          0             0           0
New York Tax-Exempt Reserves*            0           0             n/a          0             0           0
Tax-Exempt Reserves*                     0           0             n/a          0             0           0
Treasury Reserves*                       0           0             n/a          0             0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                PRINTING AND
                                                 MAILING OF
                                                 PROSP. TO                                          INTEREST,
                                                SHAREHOLDERS                                        CARRYING
                                                 OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                  CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                  ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                  -----------   -------------  -----------  ---------   ----------  ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0           0                  n/a       0             0           0
Cash Reserves                           0           0           $7,142,717       0             0           0
Government Reserves                     0           0            1,027,046       0             0           0
Money Market Reserves                   0           0            2,794,389       0             0           0
Municipal Reserves*                     0           0              385,466       0             0           0
New York Tax-Exempt Reserves*           0           0                  n/a       0             0           0
Tax-Exempt Reserves*                    0           0                  n/a       0             0           0
Treasury Reserves                       0           0            2,704,741       0             0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                PRINTING AND
                                                 MAILING OF
                                                 PROSP. TO                                          INTEREST,
                                                SHAREHOLDERS                                        CARRYING
                                                 OTHER THAN                  COMP. TO    COMP. TO   OR OTHER
                                                  CURRENT        COMP. TO    BROKER/     SALES      FINANCIAL
                                  ADVERTISING   SHAREHOLDERS   DISTRIBUTOR    DEALERS    PERSONNEL   CHARGES
                                  -----------   -------------  -----------  ---------   ----------  ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves*          0           0          $      n/a       0          0           0
Cash Reserves                            0           0           7,792,884       0          0           0
Government Reserves                      0           0             239,050       0          0           0
Money Market Reserves                    0           0           1,454,852       0          0           0
Municipal Reserves                       0           0             251,748       0          0           0
New York Tax-Exempt Reserves*            0           0                 n/a       0          0           0
Tax-Exempt Reserves*                     0           0                 n/a       0          0           0
Treasury Reserves                        0           0           2,585,707       0          0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         EXPENSES

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.


         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY, 101 Barclay Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT ACCOUNTANTS

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2002 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Trust's books and review its tax returns for the fiscal year ended March 31, 2003. The Funds' Annual Reports for the fiscal period ended March 31, 2002 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.


         AGGREGATE BROKERAGE COMMISSIONS

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                 MARCH 31, 2002       MARCH 31, 2001        MARCH 31, 2000
                                               ------------------   ------------------    ------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                                 198,117              206,024              132,465
Global Value Fund*                                        n/a                  n/a                  n/a
International Equity Fund(a)                          300,644                    0                  n/a
Marsico International Opportunities Fund(a)*           90,748                  n/a                  n/a
International Value Fund                            2,019,048              854,641              [     ]

STOCK FUNDS
Asset Allocation Fund                                 753,739              351,804              358,923
Capital Growth Fund                                   770,687            1,213,901              698,225
Classic Value Fund*                                       n/a                  n/a                  n/a
Convertible Securities Fund                           214,741              262,022              106,048
Financial Services Fund*                               12,009                  n/a                  n/a
LargeCap Value Fund*                                      n/a                  n/a                  n/a
Marsico 21st Century Fund(a)*                         546,618                  n/a                  n/a
Marsico Focused Equities Fund(a)                    3,897,321            3,634,474            2,288,935
Marsico Growth Fund(a)                                915,809              875,130              501,608
MidCap Growth Fund                                    925,838              181,601                    0
MidCap Value Fund*                                        n/a                  n/a                  n/a
Research Fund*                                            n/a                  n/a                  n/a
SmallCap Value Fund*                                      n/a                  n/a                  n/a
Small Company Fund                                    538,248              705,127              311,001
Strategic Growth Fund                               1,632,307            1,355,837              411,252
Value Fund                                          3,090,456            5,004,600            4,529,543

INDEX FUNDS
LargeCap Index Fund                                    22,424              139,356                    0
MidCap Index Fund                                     225,486              169,671                    0
SmallCap Index Fund                                   216,098              291,972              256,848
Managed Index Fund                                  1,265,813              533,076              467,939

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                    0                    0
LifeGoal Growth Portfolio                                   0                    0                    0
LifeGoal Income and Growth Portfolio                        0                    0                    0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                                   0                    0                    0

                                               FISCAL YEAR ENDED     FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                                MARCH 31, 2002        MARCH 31, 2001       MARCH 31, 2000
                                              --------------------   -----------------    ------------------
Government Securities Fund                                  0                    0                    0
High Yield Bond Fund(a)                                32,642                6,362                    0
Intermediate Bond Fund(a)                                   0                    0                    0
Short-Intermediate Government Fund                          0                    0                    0
Short-Term Income Fund                                      0                    0                    0
Strategic Income Fund                                       0                    0                    0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                            0                    0                    0
Municipal Income Fund                                       0                    0                    0
Short-Term Municipal Income Fund                            0                    0                    0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                        0                    0                    0
California Intermediate Bond Fund*                        n/a                  n/a                  n/a
Florida Intermediate Bond Fund                              0                    0                    0
Florida Bond Fund                                           0                    0                    0
Georgia Intermediate Bond Fund                              0                    0                    0
Kansas Income Fund                                          0                    0                    0
Maryland Intermediate Bond Fund                             0                    0                    0
North Carolina Intermediate Bond Fund                       0                    0                    0
South Carolina Intermediate Bond Fund                       0                    0                    0
Tennessee Intermediate Bond Fund                            0                    0                    0
Texas Intermediate Bond Fund                                0                    0                    0
Virginia Intermediate Bond Fund                             0                    0                    0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                              0                    0                    0
Cash Reserves                                               0                    0                    0
Government Reserves                                         0                    0                    0
Money Market Reserves                                       0                    0                    0
Municipal Reserves                                          0                    0                    0
New York Tax-Exempt Reserves*                             n/a                  n/a                  n/a
Tax-Exempt Reserves                                         0                    0                    0
Treasury Reserves                                           0                    0                    0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2002 as follows:

                                                                                             PERCENTAGE OF FUND'S
                                                                                              AGGREGATE BROKERAGE
                                 AFFILIATED BROKER/DEALER       AGGREGATE BROKERAGE           COMMISSION PAID TO
             FUND                 (RELATIONSHIP TO FUND)             COMMISSION            AFFILIATED BROKER/DEALER
             ----                 ----------------------        -------------------        ------------------------
Marsico 21st Century Fund       Banc of America Securities          $   9,937                      1.82%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America Corporation)

Marsico Focused Equities Fund   Banc of America Securities            332,812                      8.54%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America Corporation)

Marsico Growth Fund             Banc of America Securities             74,933                      8.18%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America Corporation)

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2001 as follows:

                                                                                             PERCENTAGE OF FUND'S
                                                                                              AGGREGATE BROKERAGE
                                 AFFILIATED BROKER/DEALER       AGGREGATE BROKERAGE           COMMISSION PAID TO
             FUND                 (RELATIONSHIP TO FUND)             COMMISSION            AFFILIATED BROKER/DEALER
             ----                 ----------------------        -------------------        ------------------------
Marsico Focused Equities Fund   Banc of America                      $318,814                      7.92%
                                Securities, Inc (a broker/dealer
                                subsidiary of Bank of America).

Marsico Growth Fund             Banc of America                        68,542                      7.09%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

Marsico 21st Century Fund       Banc of America                        16,157                      3.34%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

International Value Fund        Banc of America                        43,952                      1.07%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2000 as follows:

                                                                                             PERCENTAGE OF FUND'S
                                                                                              AGGREGATE BROKERAGE
                                 AFFILIATED BROKER/DEALER       AGGREGATE BROKERAGE           COMMISSION PAID TO
             FUND                 (RELATIONSHIP TO FUND)             COMMISSION            AFFILIATED BROKER/DEALER
             ----                 ----------------------        -------------------        ------------------------
Marsico Focused Equities Fund*  Banc of America                       $221,646                        9.68%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)

Marsico Growth Fund*            Banc of America                        $45,740                        9.12%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)

 *During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2002, 2001 and 2000.


         DIRECTED BROKERAGE

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2002, the Funds directed brokerage transactions in this manner as follows:

                                                   AMOUNT OF         RELATED
                                                 TRANSACTION(S)   COMMISSION(S)
                                                 --------------   -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Emerging Markets Fund                              $  372,562
Global Value Fund*                                        n/a              n/a
International Equity Fund(a)                        3,948,960       $1,358,547
Marsico International Opportunities Fund(a)                 0                0
International Value Fund                                    0                0

STOCK FUNDS
Asset Allocation Fund                                  30,342            6,558
Capital Growth Fund                                 1,122,701          348,330
Classic Value Fund*                                       n/a              n/a
Convertible Securities Fund                           478,498          175,279
Financial Services Fund                                     0                0
LargeCap Value Fund*                                      n/a              n/a

                                                   AMOUNT OF         RELATED
                                                 TRANSACTION(S)   COMMISSION(S)
                                                 --------------   -------------
Marsico 21st Century Fund(a)                          557,515            5,066
Marsico Focused Equities Fund(a)                    3,733,264          450,373
Marsico Growth Fund(a)                              1,059,627           95,034
MidCap Growth Fund                                    925,001          160,399
MidCap Value Fund*                                        n/a              n/a
Research Fund*                                            n/a              n/a
SmallCap Value Fund(a)*                                   n/a              n/a
Small Company Fund                                    439,508           49,435
Strategic Growth Fund(a)                                    0                0
Value Fund                                          3,090,436          467,504

INDEX FUNDS
LargeCap Index Fund                                    29,671            6,324
Managed Index Fund                                  1,285,524          457,965
MidCap Index Fund                                     246,384           79,900
SmallCap Index Fund                                   229,305           83,451

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                0
LifeGoal Growth Portfolio                                   0                0
LifeGoal Income and Growth Portfolio                        0                0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                                   0                0
Government Securities Fund                                  0                0
High Yield Bond Fund(a)                               366,071            8,351
Intermediate Bond Fund(a)                                   0                0
Short-Intermediate Government Fund                          0                0
Short-Term Income Fund                                      0                0
Strategic Income Fund                                       0                0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                            0                0
Municipal Income Fund                                       0                0
Short-Term Municipal Income Fund                            0                0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                        0                0
California Intermediate Bond Fund*                        n/a              n/a
Florida Intermediate Bond Fund                              0                0
Florida Bond Fund                                           0                0
Georgia Intermediate Bond Fund                              0                0
Kansas Income Fund                                          0                0
Maryland Intermediate Bond Fund                             0                0
North Carolina Intermediate Bond Fund                       0                0
South Carolina Intermediate Bond Fund                       0                0
Tennessee Intermediate Bond Fund                            0                0
Texas Intermediate Bond Fund                                0                0
Virginia Intermediate Bond Fund                             0                0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                              0                0
Cash Reserves                                               0                0
Government Reserves                                         0                0
Money Market Reserves                                       0                0
Municipal Reserves                                          0                0
New York Tax-Exempt Reserves*                             n/a              n/a
Tax-Exempt Reserves                                         0                0
Treasury Reserves                                           0                0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2002, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                  DOLLAR AMOUNT OF
           FUND                                 BROKER/DEALER                     SECURITIES HELD
           ----                       -------------------------------------      -------------------
STOCK FUNDS

Asset Allocation Fund                 Merrill Lynch & Company, Inc.                      2,849,301
                                      Morgan Stanley Dean Witter & Company               2,619,067

Capital Growth Fund                   Merrill Lynch & Company, Inc.                      3,971,964
                                      Morgan Stanley Dean Witter & Company               4,019,093

Convertible Securities Fund           Merrill Lynch & Company, Inc.                      1,661,400

Financial Services Fund               Bear Stearns Companies Inc.                          112,950
                                      Goldman Sachs Group                                  162,450
                                      Merrill Lynch & Company                              214,598
                                      Morgan Stanley Dean Witter & Company                 216,345

LargeCap Value Fund                   Goldman Sachs Group                                  230,138
                                      Merrill Lynch & Company, Inc.                        503,958
                                      Morgan Stanley Dean Witter & Company                 343,860
                                      J.P. Morgan Chase & Company                          270,940

Marsico 21st Century Fund             Lehman Brothers Holdings Inc.                      1,878,051

Marsico Focused Equities Fund         Goldman Sachs Group, Inc.                         44,322,678
                                      Lehman Brothers Holdings Inc.                     85,419,821

Marsico Growth Fund                   Goldman Sachs Group, Inc.                          9,044,675
                                      Lehman Brothers Holdings Inc.                     18,088,728

MidCap Growth Fund                    Legg Mason, Inc.                                  10,689,834

MidCap Value Fund                     Legg Mason, Inc.                                     452,507

Strategic Growth Fund                 Merrill Lynch & Company, Inc.                     19,817,733
                                      Morgan Stanley Dean Witter & Company              15,058,203

Value Fund                            J.P. Morgan Chase & Company                       10,900,736
                                      Merrill Lynch & Company, Inc.                     17,941,348
                                      Morgan Stanley Dean Witter & Company              12,750,845

INDEX FUNDS

LargeCap Index Fund                   Bear Stearns Companies Inc.                          778,100
                                      Lehman Brothers Holdings Inc.                      1,958,592
                                      Morgan Stanley Dean Witter & Company               7,834,277

Managed Index Fund                    Merrill Lynch & Company                            1,982,604
                                      Morgan Stanley Dean Witter & Company               2,321,055

         MONIES PAID TO BROKER/DEALERS FROM THE ADVISER'S OR DISTRIBUTOR'S
         PROFIT

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         DESCRIPTION OF THE TRUST'S SHARES

         The Funds of the Trust offer shares in the following classes. Note that the share classes that are shown below for the Research Fund are not currently offered to the general public for investment. In addition, subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund is no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

FUND                                           PRIMARY A   PRIMARY B   INVESTOR    INVESTOR    INVESTOR
                                                SHARES      SHARES     A SHARES    B SHARES    C SHARES
-------                                        ----------  ---------   ---------   ---------   ---------
INTERNATIONAL/GLOBAL STOCK FUNDS                  X                       X           X           X
Emerging Markets Fund                             X                       X           X           X
Global Value Fund                                 X                       X           X           X
International Equity Fund                         X                       X           X           X
Marsico International Opportunities Fund          X                       X           X           X
International Value Fund                          X                       X           X           X

STOCK FUNDS                                       X                       X           X           X
Asset Allocation Fund                             X                       X           X           X
Capital Growth Fund                               X                       X           X           X
Classic Value Fund                                X                       X           X           X
Convertible Securities Fund                       X                       X           X           X
Financial Services Fund                           X                       X           X           X
LargeCap Value Fund                               X                       X           X           X
Marsico 21st Century Fund                         X                       X           X           X
Marsico Focused Equities Fund                     X                       X           X           X
Marsico Growth Fund                               X                       X           X           X
MidCap Growth Fund                                X                       X           X           X
MidCap Value Fund                                 X                       X           X           X
Research Fund                                     X                       X           X           X
SmallCap Value Fund                               X                       X           X           X
Small Company Fund                                X                       X           X           X
Strategic Growth Fund                             X                       X           X           X
Value Fund                                        X                       X           X           X

INDEX FUNDS
LargeCap Index Fund                               X                       X
MidCap Index Fund                                 X                       X
SmallCap Index Fund                               X                       X
Managed Index Fund                                X           X           X

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                X           X           X           X           X
LifeGoal Growth Portfolio                         X           X           X           X           X
LifeGoal Income and Growth Portfolio              X           X           X           X           X

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                         X                       X           X           X
Government Securities Fund                        X                       X           X           X
High Yield Bond Fund                              X                       X           X           X
Intermediate Bond Fund                            X                       X           X           X
Short-Intermediate Government Fund                X           X           X           X           X
Short-Term Income Fund                            X                       X           X           X
Strategic Income Fund                             X                       X           X           X

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                  X                       X           X           X
Municipal Income Fund                             X                       X           X           X
Short-Term Municipal Income Fund                  X                       X           X           X

STATE MUNICIPAL BOND FUNDS
California Bond Fund                              X                       X           X           X
California Intermediate Bond Fund                 X                       X           X           X
Florida Intermediate Bond Fund                    X                       X           X           X
Florida Bond Fund                                 X                       X           X           X
Georgia Intermediate Bond Fund                    X                       X           X           X
Kansas Income Fund                                X                       X           X           X
Maryland Intermediate Bond Fund                   X                       X           X           X
North Carolina Intermediate Bond Fund             X                       X           X           X
South Carolina Intermediate Bond Fund             X                       X           X           X
Tennessee Intermediate Bond Fund                  X                       X           X           X


FUND                                           PRIMARY A   PRIMARY B   INVESTOR    INVESTOR    INVESTOR
                                                SHARES      SHARES     A SHARES    B SHARES    C SHARES
-------                                        ----------  ---------   ---------   ---------   ---------
Texas Intermediate Bond Fund                      X                       X           X           X
Virginia Intermediate Bond Fund                   X                       X           X           X

         The MONEY MARKET FUNDS offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Investor B Shares and Investor C Shares. In addition, Cash Reserves offers Marsico Shares.


         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions.  The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         AUTOMATIC WITHDRAWAL PLAN--ADDITIONAL INFORMATION. Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program of $25,000, will be deemed to have met the $10,000 minimum account balance required to set up the Automatic Withdrawal Plan.


         OFFERING PRICE

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

    >> California Tax-Exempt Reserves and New York Tax-Exempt Reserves--as of 11:30 a.m., Eastern time.

    >>   Municipal Reserves and Tax-Exempt Reserves--12:00 Noon, Eastern time.

    >>   Government Reserves--as of 2:30 p.m., Eastern time.

    >> Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by the Adviser; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus under the hearing "About you investment--Information for investors--Distributions and taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


         GENERAL

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

         A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.


         EQUALIZATION ACCOUNTING

         The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.


         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

         INVESTMENT THROUGH MASTER PORTFOLIOS

         The Feeder Funds seek to qualify as a regulated investment company by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Feeder Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Feeder Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Feeder Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Feeder Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Feeder Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a manner that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.


         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the 1934 Act. In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under
Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

         Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


         DISPOSITION OF FUND SHARES

         If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         As long as a Money Market Fund retains a net asset value of $1.00 per share, a shareholder of the Fund generally will not recognize any gain or loss on the sale or exchange of Fund shares.


         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund could potentially qualify for and make the election. However, even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.


         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.


         FOREIGN SHAREHOLDERS

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

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.


         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.


         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account. The Tax-Exempt Funds are not suitable investments for tax-deferred plans and tax-exempt investors.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, Exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE FLORIDA FUNDS

         Florida does not impose a personal income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distributions received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Trust that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE GEORGIA INTERMEDIATE BOND FUND

         The portion of the Fund's exempt interest dividends paid to Georgia investors from interest received by the Georgia Funds from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 ss. 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE KANSAS INCOME FUND

         The Kansas Income Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MARYLAND INTERMEDIATE BOND FUND

         The portion of the Maryland Intermediate Bond Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Intermediate Bond Fund will be subject to Maryland income tax. Shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds
(i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO NEW YORK TAX-EXEMPT RESERVES

         The portion of the Fund's exempt interest dividends paid from interest received by such Fund from tax exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City personal income taxes and from the New York City unincorporated business tax. Such dividends paid to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the dividends.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE NORTH CAROLINA INTERMEDIATE BOND FUND

         The portion of the Fund's exempt interest dividends paid from interest received by such Fund from tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE SOUTH CAROLINA INTERMEDIATE BOND FUND

         The portion of the Fund's exempt interest dividends paid from interest received by the Funds from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will not constitute exempt interest dividends and may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TENNESSEE INTERMEDIATE BOND FUND

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VIRGINIA INTERMEDIATE BOND FUND

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         On January 1, 2003, BACAP Distributors replaced Stephens as the principal underwriter and Distributor of the shares of the Funds. Its address is: One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, Stephens (the former Distributor of the Funds) received the following amount of underwriting commissions, respectively: $7,316,037, $7,542,547 and $6,119,331. Of these amounts, the Distributor retained $0, $0 and $0, respectively.

                                FUND PERFORMANCE


         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.


         YIELD CALCULATIONS

         MONEY MARKET FUNDS

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the seven-day period ended March 31, 2002, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:


                                                                     TAX EQUIVALENT   TAX EQUIVALENT
                                    CURRENT YIELD   EFFECTIVE YIELD   CURRENT YIELD   EFFECTIVE YIELD
                                    -------------   ---------------  --------------   ---------------
CALIFORNIA TAX-EXEMPT RESERVES


                                                                     TAX EQUIVALENT   TAX EQUIVALENT
                                    CURRENT YIELD   EFFECTIVE YIELD   CURRENT YIELD   EFFECTIVE YIELD
                                    -------------   ---------------  --------------   ---------------
Capital Class Shares                     1.43%           1.44%            2.59%            2.61%
Liquidity Class Shares                   1.28%           1.29%            2.32%            2.34%
Adviser Class Shares                     1.18%           1.19%            2.14%            2.15%
Market Class Shares                      0.00%           0.00%            0.00%            0.00%
Daily Class Shares                       0.83%           0.84%            1.51%            1.51%
Service Class Shares                     0.00%           0.00%            0.00%            0.00%
Investor Class Shares                    1.08%           1.09%            1.96%            1.97%
Trust Class Shares                       1.33%           1.34%            2.41%            2.43%
Institutional Class Shares               0.00%           0.00%            0.00%            0.00%
Investor A Shares
Investor B Shares                        0.00%           0.00%            0.00%            0.00%
Investor C Shares                        0.00%           0.00%            0.00%            0.00%
CASH RESERVES
Capital Class Shares                     1.96%           1.98%            3.22%            3.25%
Liquidity Class Shares                   1.81%           1.83%            2.98%            3.00%
Adviser Class Shares                     1.71%           1.73%            2.81%            2.84%
Market Class Shares                      1.51%           1.52%            2.48%            2.50%
Daily Class Shares                       1.36%           1.37%            2.24%            2.25%
Service Class Shares                     0.96%           0.97%            1.58%            1.59%
Investor Class Shares                    1.61%           1.63%            2.65%            2.67%
Trust Class Shares                       1.86%           1.88%            3.06%            3.09%
Institutional Class Shares               1.92%           1.94%            3.16%            3.19%
Investor A Shares                        1.55%           1.56%            2.54%            2.56%
Marsico Shares                           1.65%           1.66%            2.71%            2.73%
Investor B Shares                        0.86%           0.87%            1.42%            1.42%
Investor C Shares                        0.86%           0.87%            1.42%            1.42%
GOVERNMENT RESERVES
Capital Class Shares                     1.77%           1.79%            2.91%            2.94%
Liquidity Class Shares                   1.62%           1.64%            2.66%            2.68%
Adviser Class Shares                     1.52%           1.53%            2.50%            2.52%
Market Class Shares                      1.32%           1.33%            2.17%            2.18%
Daily Class Shares                       1.17%           1.18%            1.92%            1.94%
Service Class Shares                     0.77%           0.77%            1.27%            1.27%
Investor Class Shares                    1.42%           1.43%            2.34%            2.35%
Trust Class Shares                       1.67%           1.69%            2.75%            2.77%
Institutional Class Shares               1.73%           1.75%            2.84%            2.87%
Investor A Shares                        1.38%           1.39%            2.26%            2.28%
Investor B Shares                        0.67%           0.67%            1.10%            1.11%
Investor C Shares                        0.67%           0.67%            1.10%            1.11%
MUNICIPAL RESERVES
Capital Class Shares                     1.47%           1.48%            2.41%            2.43%
Liquidity Class Shares                   1.32%           1.33%            2.17%            2.18%
Adviser Class Shares                     1.22%           1.23%            2.00%            2.01%
Market Class Shares                      1.02%           1.02%            1.67%            1.68%
Daily Class Shares                       0.87%           0.87%            1.43%            1.43%
Service Class Shares                     0.72%           0.72%            1.18%            1.19%
Investor Class Shares                    1.12%           1.13%            1.84%            1.85%
Trust Class Shares                       1.37%           1.38%            2.25%            2.26%
Institutional Class Shares               1.43%           1.44%            2.35%            2.36%
Investor B Shares                        0.62%           0.62%            1.01%            1.02%
Investor C Shares                         n/a             n/a              n/a              n/a
NEW YORK TAX-EXEMPT RESERVES
Capital Class Shares                     1.19%           1.20%            2.11%            2.12%
Liquidity Class Shares                    n/a             n/a              n/a              n/a
Adviser Class Shares                      n/a             n/a              n/a              n/a
Market Class Shares                       n/a             n/a              n/a              n/a
Daily Class Shares                        n/a             n/a              n/a              n/a
Service Class Shares                      n/a             n/a              n/a              n/a
Investor Class Shares                     n/a             n/a              n/a              n/a
Trust Class Shares                       1.09%           1.10%            1.93%            1.94%
Institutional Class Shares               1.15%           1.16%            2.04%            2.05%
Investor B Shares                         n/a             n/a              n/a              n/a
Investor C Shares                         n/a             n/a              n/a              n/a
TAX-EXEMPT RESERVES
Capital Class Shares                      n/a             n/a              n/a              n/a


                                                                     TAX EQUIVALENT   TAX EQUIVALENT
                                    CURRENT YIELD   EFFECTIVE YIELD   CURRENT YIELD   EFFECTIVE YIELD
                                    -------------   ---------------  --------------   ---------------
Liquidity Class Shares                    n/a             n/a              n/a              n/a
Adviser Class Shares                      n/a             n/a              n/a              n/a
Market Class Shares                       n/a             n/a              n/a              n/a
Daily Class Shares                       0.82%           0.82%            1.34%            1.35%
Service Class Shares                      n/a             n/a              n/a              n/a
Investor Class Shares                    1.07%           1.07%            1.75%            1.76%
Trust Class Shares                       1.32%           1.33%            2.16%            2.18%
Institutional Class Shares                n/a             n/a              n/a              n/a
Investor A Shares                        0.97%           0.97%            1.59%            1.60%
Investor B Shares                         n/a             n/a              n/a              n/a
Investor C Shares                         n/a             n/a              n/a              n/a
TREASURY RESERVES
Capital Class Shares                     1.90%           1.91%            3.11%            3.14%
Liquidity Class Shares                   1.75%           1.76%            2.87%            2.89%
Adviser Class Shares                     1.65%           1.66%            2.70%            2.72%
Market Class Shares                      1.45%           1.46%            2.37%            2.39%
Daily Class Shares                       1.30%           1.30%            2.13%            2.14%
Service Class Shares                     0.90%           0.90%            1.47%            1.48%
Investor Class Shares                    1.55%           1.56%            2.54%            2.56%
Trust Class Shares                       1.80%           1.81%            2.95%            2.98%
Institutional Class Shares               1.86%           1.87%            3.05%            3.08%
Investor A Shares                        1.51%           1.52%            2.48%            2.50%
Investor B Shares                        0.80%           0.80%            1.31%            1.31%
Investor C Shares                        0.00%           0.00%            0.00%            0.00%
MONEY MARKET RESERVES
Capital                                  1.81%           1.82%            2.97%            2.99%
Liquidity                                1.66%           1.67%            2.72%            2.74%
Adviser                                  1.56%           1.57%            2.56%            2.58%
Market                                   1.36%           1.37%            2.23%            2.24%
Investor                                 1.46%           1.47%            2.39%            2.41%
Service                                  0.81%           0.81%            1.33%            1.33%
Daily                                    1.21%           1.21%            1.98%            1.99%
Trust                                    1.71%           1.72%            2.80%            2.83%
Investor B                               0.71%           0.71%            1.16%            1.17%
Investor C                               0.71%           0.71%            1.16%            1.17%
Institutional Class                      1.77%           1.78%            2.90%            2.93%

         Tax Equivalent Yields @ 38.6%

         NON-MONEY MARKET FUNDS

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                             6
                          Yield = 2 [(a-b+ 1) - 1]
                                       ---
                                        cd

Where:      a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during
                the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day
                of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2002, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:

FUND                                     30-DAY YIELD    TAX-EQUIVALENT YIELD
-----                                    ------------    --------------------
SHORT-TERM INCOME FUND

FUND                                     30-DAY YIELD    TAX-EQUIVALENT YIELD
-----                                    ------------    --------------------
Primary A                                     3.91%                6.47%
Primary B                                     0.00%                0.00%
Investor A                                    3.66%                6.06%
Investor B                                    2.90%                4.80%
Investor C                                    2.87%                4.76%
SHORT-INTERMEDIATE GOVERNMENT FUND
Primary A                                     3.30%                5.46%
Primary B                                     2.79%                4.63%
Investor A                                    3.05%                5.05%
Investor B                                    2.29%                3.79%
Investor C                                    2.29%                3.79%
GOVERNMENT SECURITIES FUND
Primary A                                     3.32%                5.49%
Primary B                                     0.00%                0.00%
Investor A                                    3.07%                5.08%
Investor B                                    2.31%                3.82%
Investor C                                    2.33%                3.85%
INTERMEDIATE BOND FUND
Primary A                                     2.97%                4.92%
Investor A                                    2.71%                4.49%
Investor B                                    2.07%                3.43%
Investor C                                    1.76%                2.91%
BOND FUND
Primary A                                     4.38%                7.25%
Primary B                                     0.00%                0.00%
Investor A                                    4.13%                6.84%
Investor B                                    3.37%                5.58%
Investor C                                    3.35%                5.55%
STRATEGIC INCOME FUND
Primary A                                     5.71%                9.46%
Primary B                                     0.00%                0.00%
Investor A                                    5.47%                9.05%
Investor B                                    4.71%                7.80%
Investor C                                    4.71%                7.80%
HIGH YIELD BOND FUND
Primary A                                     6.87%               11.37%
Investor A                                    6.77%               11.22%
Investor B                                    6.08%               10.07%
Investor C                                    6.10%               10.11%
SHORT-TERM MUNICIPAL INCOME FUND
Primary A                                     2.74%                4.54%
Investor A                                    2.49%                4.12%
Investor B                                    1.74%                2.88%
Investor C                                    1.70%                2.81%
INTERMEDIATE MUNICIPAL BOND FUND
Primary A                                     4.61%                7.64%
Investor A                                    4.36%                7.22%
Investor B                                    3.60%                5.96%
Investor C                                    3.57%                5.92%
MUNICIPAL INCOME FUND
Primary A                                     5.05%                8.36%
Investor A                                    4.80%                7.94%
Investor B                                    4.03%                6.68%
Investor C                                    4.04%                6.68%
CALIFORNIA BOND FUND
Primary A                                     4.68%                8.47%
Investor A                                    4.42%                8.00%
Investor B                                    3.65%                6.61%
Investor C                                    3.65%                6.60%
CALIFORNIA INTERMEDIATE BOND FUND
Primary A                                       n/a                  n/a
Investor A                                      n/a                  n/a
Investor B                                      n/a                  n/a
Investor C                                      n/a                  n/a
FLORIDA INTERMEDIATE BOND FUND
Primary A                                     4.65%                7.63%
Investor A                                    4.40%                7.22%

FUND                                     30-DAY YIELD    TAX-EQUIVALENT YIELD
-----                                    ------------    --------------------
Investor B                                    3.63%                5.97%
Investor C                                    3.57%                5.86%
FLORIDA BOND FUND
Primary A                                     4.80%                7.88%
Investor A                                    4.55%                7.46%
Investor B                                    3.79%                6.22%
Investor C                                    3.79%                6.22%
GEORGIA INTERMEDIATE BOND FUND
Primary A                                     4.64%                8.11%
Investor A                                    4.39%                7.68%
Investor B                                    3.64%                6.36%
Investor C                                    3.64%                6.35%
KANSAS INCOME FUND
Primary A                                     4.29%                7.53%
Investor A                                    4.04%                7.09%
Investor B                                    3.29%                5.78%
Investor C                                    0.00%                0.00%
MARYLAND INTERMEDIATE BOND FUND
Primary A                                     4.46%                7.69%
Investor A                                    4.20%                7.25%
Investor B                                    3.44%                5.94%
Investor C                                    3.41%                5.87%
NORTH CAROLINA INTERMEDIATE BOND FUND
Primary A                                     4.47%                8.01%
Investor A                                    4.22%                7.55%
Investor B                                    3.47%                6.20%
Investor C                                    3.42%                6.13%
SOUTH CAROLINA INTERMEDIATE BOND FUND
Primary A                                     4.88%                8.61%
Investor A                                    4.62%                8.16%
Investor B                                    3.87%                6.83%
Investor C                                    3.86%                6.82%
TENNESSEE INTERMEDIATE BOND FUND
Primary A                                     4.41%                7.70%
Investor A                                    4.15%                7.25%
Investor B                                    3.40%                5.94%
Investor C                                    3.36%                5.87%
TEXAS INTERMEDIATE BOND FUND
Primary A                                     4.89%                8.03%
Investor A                                    4.64%                7.62%
Investor B                                    3.88%                6.38%
Investor C                                    3.85%                6.33%
VIRGINIA INTERMEDIATE BOND FUND
Primary A                                     4.95%                8.63%
Investor A                                    4.71%                8.20%
Investor B                                    3.95%                6.88%
Investor C                                    3.95%                6.88%




         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return
              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.


         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                   P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.


         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV(DR)"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)(n)=ATVDR.

         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY


Term Used in SAI                                    Definition
----------------                                    ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Adviser..........................................   BACAP, Brandes, Gartmore, INVESCO, Marsico Capital, MacKay
                                                    Shields and/or Putnam, as the context may require
Advisory Agreements..............................   The respective Investment Advisory Agreement and Investment
                                                    Sub-Advisory Agreements for the Funds
AMEX.............................................   American Stock Exchange
Asset Allocation Fund............................   Nations Asset Allocation Fund
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
Bond Fund........................................   Nations Bond Fund
Brandes..........................................   Brandes Investment Partners, L.P.
California Bond Fund.............................   Nations California Municipal Bond Fund
California Intermediate Bond Fund................   Nations California Intermediate Municipal Bond Fund
California Tax-Exempt Reserves...................   Nations California Tax-Exempt Reserves
California Fund(s)...............................   One or more of California Bond Fund, California Intermediate
                                                    Bond Fund and California Tax-Exempt Reserves
Capital Growth Fund..............................   Nations Capital Growth Fund
Cash Reserves....................................   Nations Cash Reserves
CFTC.............................................   Commodity Futures Trading Commission
Classic Value Fund...............................   Nations Classic Value Fund
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NFT, NFI, NR or the Trust, as the context may require
Company..........................................   Any one of NFT, NFI, NR or the Trust, as the context may require
Convertible Securities Fund......................   Nations Convertible Securities Fund
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors
Distribution Plan(s).............................   One or more of the plans adopted by the Board pursuant to Rule
                                                    12b-1 under the 1940 Act for the distribution of the Funds' shares
Emerging Markets Fund............................   Nations Emerging Markets Fund
FDIC.............................................   Federal Deposit Insurance Corporation
FHLMC............................................   Federal Home Loan Mortgage Corporation
Financial Services Fund..........................   Nations Financial Services Fund
Florida Bond Fund................................   Nations Florida Municipal Bond Fund
Florida Fund(s)..................................   One or more of Florida Bond Fund and Florida Intermediate Bond Fund
Florida Intermediate Bond Fund...................   Nations Florida Intermediate Municipal Bond Fund

Term Used in SAI                                    Definition
----------------                                    ----------
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust
Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                                    Trust
Gartmore.........................................   Gartmore Global Partners
Georgia Intermediate Bond Fund...................   Nations Georgia Intermediate Municipal Bond Fund
Global Value Fund................................   Nations Global Value Fund
GNMA.............................................   Government National Mortgage Association
Government & Corporate Bond Fund(s)..............   One or more of those Funds shown under the heading "Government &
                                                    Corporate Bond Funds" on the front cover of the SAI
Government Reserves..............................   Nations Government Reserves
Government Securities Fund.......................   Nations Government Securities Fund
High Yield Bond Fund.............................   Nations High Yield Bond Fund
Index Fund(s)....................................   One or more of those Funds shown under the heading "Index Funds"
                                                    on the front cover of the SAI
Intermediate Bond Fund...........................   Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund.................   Nations Intermediate Municipal Bond Fund
International Equity Fund........................   Nations International Equity Fund
International/Global Stock Fund(s)...............   One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund.........................   Nations International Value Fund
INVESCO..........................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements...................   The investment advisory agreements with between the Trust, on behalf of its Funds, and BACAP
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with between the Trust, on behalf of each of its respective Funds, Brandes, Gartmore,
                                                    INVESCO, MacKay Shields, Marsico Capital or Putnam, as the case may be
IRS..............................................   United States Internal Revenue Service
Kansas Income Fund...............................   Nations Kansas Municipal Income Fund
LargeCap Index Fund..............................   Nations LargeCap Index Fund
LargeCap Value Fund..............................   Nations LargeCap Value Fund
LIBOR............................................   London Interbank Offered Rate
LifeGoal Portfolio(s)............................   One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields...................................   MacKay Shields LLC
Managed Index Fund...............................   Nations Managed Index Fund
Marsico 21st Century Fund........................   Nations Marsico 21st Century Fund
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Fund....................   Nations Marsico Focused Equities Fund
Marsico Growth Fund..............................   Nations Marsico Growth Fund
Marsico International Opportunities Fund.........   Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund..................   Nations Maryland Intermediate Municipal Bond Fund
MidCap Growth Fund...............................   Nations MidCap Growth Fund
MidCap Index Fund................................   Nations MidCap Index Fund
MidCap Value Fund................................   Nations MidCap Value Fund
Money Market Fund(s).............................   One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves............................   Nations Money Market Reserves
Moody's..........................................   Moody's Investors Service, Inc.
Municipal Bond Fund(s)...........................   One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund............................   Nations Municipal Income Fund

Term Used in SAI                                    Definition
----------------                                    ----------
Municipal Reserves...............................   Nations Municipal Reserves
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with NSAT and NMIT.
New York Tax-Exempt Reserves.....................   Nations New York Tax-Exempt Reserves
NFI..............................................   Nations Fund, Inc., a registered investment company in the
                                                    Nations Funds Family.  NFI currently has no assets or mutual funds.
NFT..............................................   Nations Fund Trust, a registered investment company in the
                                                    Nations Funds Family.  NFT currently has no assets or mutual funds.
NMIT.............................................   Nations Master Investment Trust, a registered investment company in the Nations Funds Family
Non-Money Market Fund(s).........................   One or more of the mutual funds of the Trust, other than the
                                                    Money Market Funds
North Carolina Intermediate Bond Fund............   Nations North Carolina Intermediate Municipal Bond Fund
NR...............................................   Nations Reserves (formerly known as The Capitol Mutual Funds), a registered investment company in the Nations Funds Family.  NR currently has no assets or mutual funds.
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as Moody's or S&P)
PFPC.............................................   PFPC Inc.
Putnam...........................................   Putnam Investment Management, LLC
Research Fund....................................   Nations Research Fund
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Selling Agent....................................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent..................................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor
Short-Intermediate Government Fund...............   Nations Short-Intermediate Government Fund
Short-Term Income Fund...........................   Nations Short-Term Income Fund
Short-Term Municipal Income Fund.................   Nations Short-Term Municipal Income Fund
Small Company Fund...............................   Nations Small Company Fund
SmallCap Index Fund..............................   Nations SmallCap Index Fund
SmallCap Value Fund..............................   Nations SmallCap Value Fund
SMBS.............................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund............   Nations South Carolina Intermediate Municipal Bond Fund
State Municipal Bond Fund(s).....................   One or more of the California Bond Fund, California Intermediate
                                                    Bond Fund, Florida Bond
                                                    Fund, Florida Intermediate
                                                    Bond Fund, Georgia
                                                    Intermediate Bond Fund,
                                                    Kansas Income Fund, Maryland
                                                    Intermediate Bond Fund,
                                                    North Carolina Intermediate
                                                    Bond Fund, South Carolina
                                                    Intermediate Bond Fund,
                                                    Tennessee Intermediate Bond
                                                    Fund, Texas Intermediate
                                                    Bond Fund and Virginia
                                                    Intermediate Bond Fund
Stephens.........................................   Stephens Inc.
Stock Funds......................................   One or more of those Funds shown under the heading "Stock Funds"
                                                    on the front cover of the SAI
Strategic Growth Fund............................   Nations Strategic Growth Fund
Strategic Income Fund............................   Nations Strategic Income Fund
Sub-Administrator................................   BNY

Term Used in SAI                                    Definition
----------------                                    ----------
Sub-Transfer Agent...............................   Bank of America (for the Funds' Primary, Capital Class and Trust
                                                    Class Shares)
Tax-Exempt Reserves..............................   Nations Tax-Exempt Reserves
Tax-Exempt Fund(s)...............................   One or more of Municipal Reserves, California Tax-Exempt
                                                    Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund.................   Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund.....................   Nations Texas Intermediate Municipal Bond Fund
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves................................   Nations Treasury Reserves
The Trust........................................   Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates
U.S. Government Bond Fund........................   Nations U.S. Government Bond Fund
Value Fund.......................................   Nations Value Fund
Virginia Intermediate Bond Fund..................   Nations Virginia Intermediate Municipal Bond Fund

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

         CALIFORNIA

         The following information relates specifically to California Tax-Exempt Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the State of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy, however, experienced an overall decline in fiscal year 2001-02. A decline in revenues from the personal income tax on capital gains and stock options, brought on by the weak performance of the stock market through 2001 and exacerbated by the tragic events of September 11 have directly impacted the State's economy. The impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector, in exports and in tourism and related industries. Fuel and other energy prices have also risen sharply, affecting state and local government economies.

         California's July 1, 2001 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, just under 97 percent of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 2001, the five-county Los Angeles area accounted for 47 percent of the State's population with over 16.0 million residents and the 10 county San Francisco Bay Area represented just over 20 percent of the State's population with a population of over 7.0 million.

         The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 (described below), and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted.

         Since mid-2000, however, the State has experienced a downturn in its overall fiscal health. The slowdown in the State's economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made in fiscal year 2001-02. California's fiscal year begins on July 1 and ends on June 30 of each year. On January 10, 2002, the Governor released his proposed budget for 2002-03 (the "2002 Governor's Budget"), which outlined a plan for bridging a gap between revenues and expenditures of $12.5 billion. That difference was subsequently increased to $23.6 billion in the Governor's May Revision to the 2002-03 Budget (the "2002 May Revision"), released on May 15, 2002. The change in the State's fiscal condition reflects a $9.5 billion drop in revenues and a $1.6 billion in additional expenditures. The Department of Finance has indicated that the State's budget reserve (the SFEU) which totaled $8.7 billion at June 30, 2000 totaled $6.3 billion as of June 30, 2001. The $6.3 billion figure, however, included as an asset the $6.1 billion loan to the California Department of Water Resources ("CDWR") for power purchases, of which only $116 million has been repaid to date (see "Recent Developments Regarding Energy" below). Thus, the General Fund's available cash as of June 30, 2001 may have been considerably less than the $6.3 billion figure indicated by the Department of Finance. The downturn in the State's economy, compounded by the financial burden imposed by recent developments in the energy sector, has left the finances of the State in flux. At the present time, no assurances can be made as to actual amounts available to the State of California from the General Fund or other sources.

         Fiscal Year 2001-02 Budget

         Background. The 2001-02 Governor's Budget (the "2001 Governor's Budget") released on January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be approximately $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision to the 2001 Governor's Budget (the "2001 May Revision") disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be approximately $75.1 billion, a drop of $2.9 billion or almost 4 percent from revised 2000-01 estimates. Most of the drop was attributed to a drop in personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income.

         2001 Budget Act. The Governor signed the 2001 Budget Act on July 26, 2001. The Governor vetoed almost $500 million in General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This was accomplished without serious program cuts because a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the $6.3 billion budget reserve as of June 30, 2001, but left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. However, the decrease in State revenues combined with the energy-related expenses incurred by the State may have reduced the actual balance in the SFEU at June 30, 2002, to considerably less than the figure originally projected in the 2001 Budget Act (see Proposed Fiscal Year 2002-03 Budget below). Further, the 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the CDWR for power purchases would be repaid with interest (see "Recent Developments Regarding Energy" below). However, as of April 30, 2002, only $116 million has been repaid. Thus, the General Fund's available cash as of June 30, 2001 may also have been considerably less than the stated $6.3 billion.

         Some of the major features of the 2001 Budget Act were the following:

         1. Proposition 98 per pupil spending was increased by 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

         2. Funding for higher education was increased to allow for enrollment increases both at the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

         3. Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund various health programs.

         4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and some new tax credits aimed at rural areas and agricultural equipment. The Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year.

         5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-

03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized some internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

         6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the Citizens' Option for Public Safety
(COPS) program and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

         Subsequent Developments. A series of reports after the start of the 2001-02 fiscal year have indicated that both the national and the State economies have been in a recession starting in 2001. While the Administration has reported that the California economy continued to outperform the nation as a whole, the 2002 Governor's Budget estimate of revenues for 2000-01 and 2001-02 is projected at $4.5 billion, or 11 percent below the 2001 Budget Act forecast.

         The State sold a record $5.7 billion in revenue anticipation notes ("RANs") for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year, as part of the State's normal, annual cash management program. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001 (see "Recent Developments Regarding Energy" below). In late April, 2002, the State Controller pronounced that cash flow projections for the balance of the fiscal year, in light of weak revenues, indicated the need for the State to borrow additional moneys in the short-term note markets in order to pay the RANs when they mature on June 28, 2002. The Controller also indicated that additional cash would be needed in order to fulfill other State obligations in June, July and August 2002, given the fact that the CDWR revenue bonds will not be sold in time to replenish the General Fund by the end of June. The Controller proposed the issuance of up to $7.5 billion of "revenue anticipation warrants" in June, 2002. Revenue anticipation warrants are short-term notes that allow the State to borrow in one fiscal year and repay in a subsequent one when surplus cash becomes available. The need for any additional cash flow borrowing will likely depend on how quickly the CDWR revenue bonds are sold (see "Recent Developments Regarding Energy" below).

         In January 2002, the State Treasurer announced a plan to, among other things, have amortization of the State's long-term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the period from February 2002 to June 2004. The first sale of refunding bonds took place in March, 2002, to refund maturities up to June, 2003, with additional sales potentially to occur in 2003. Refunding of the selected maturities would not involve any early redemptions or extend the final maturity of the refunding bonds beyond the final maturity of the series of bonds of which the selected maturities were a part. Such refunding bonds would enable the State to move toward level annual debt service in future years and, if fully implemented as described in the plan, would provide General Fund expenditure reductions of up to $1.9 billion over the period from February 2002 to June 2004.

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February and April of 2002, the State sold an aggregate $1.8 billion of general obligation bonds to repay outstanding commercial paper notes. In February, 2002 the State sold $187,705,000 of new lease purchase bonds and in March, 2002, sold $1.05 billion in general obligation refund bonds. In fiscal year 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues.

State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002. At least $15 billion in new bond authorizations are expected to be on the ballot in November, 2002.

         Proposed Fiscal Year 2002-03 Budget

         The 2002 Governor's Budget projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The State Controller has reported that General Fund cash receipts for the period July 1, 2001 through March 31, 2002 were about $1.4 billion below the forecast of cash receipts for such period contained in the 2002 Governor's Budget.

         The Governor released the 2002 May Revision on Tuesday, May 14. The 2002 May Revision reflects a budget gap of $23.6 billion between revenues and expenditures in the 2001-02 and 2002-03 fiscal years, the largest projected deficit in the State's history. The $23.6 billion figure represents 30 percent of the General Fund and an $11.1 billion increase from the $12.5 billion figure presented in the 2002 Governor's Budget. The increase is attributable to a $9.5 billion drop in revenues and $1.6 billion in additional costs. General Fund revenues are expected to be below the 2002 Governor's Budget by approximately $3.3 billion in 2001-02 and $0.7 billion in 2002-03.

         The Governor proposes to bridge the additional gap with program reductions totaling approximately $2.4 billion, securitizing up to $2.1 billion of the State's tobacco settlement payments, loans of $478 million, deferring up to $1.1 billion in payments to schools, restructuring $1.1 billion in State debt payments, implementing tax conformity and compliance initiatives of up to $760 million, accelerations, transfers and shifts of up to $233 million, tax increases including deferral of net operating loss carryforwards totaling $1.2 billion, a $0.50 per pack increase in cigarette taxes totaling up to $475 million and a temporary increase in Vehicle License Fees totaling up to $1.276 billion. All of the Governor's proposals, however, are subject to approval by the State legislature and there is no assurance that the legislature will implement any or all of the proposed cost-cutting or revenue-generating measures.

         On June 17, 2002, the Governor requested that California State lawmakers boost the State's budget reserve to $1 billion in order to ensure the State's ability to repay an additional $7.5 billion from the sale of revenue anticipation warrants scheduled to occur in June, 2002. California lawmakers have already worked passed the Constitutional deadline of June 15 to approve a State budget.

         Future Budgets

         We cannot predict what actions will be taken in the future by the state legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.

         Constitutional Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Some of the debt obligations in the California Bond Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes some obligations paid, prior to that point, out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

         State Appropriations Limit. Article XIII B of the State Constitution limits annual appropriations of state and local entities. The appropriations limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which include tax revenues and proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service." "Proceeds of taxes," however, exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and some other non-tax funds.

         Various types of appropriations are excluded from the appropriations limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of some special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The appropriations limit may also be exceeded in cases of emergency.

         The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at local school and community college ("K-14") districts. The appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined appropriations limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, we cannot predict the impact of this or related legislation on the bonds in the California Tax-Exempt Reserves and the California Bond Fund.

         Proposition 13. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, California voters approved Proposition 46, an amendment to Article XIII A, which created a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62 which requires, among other things, the approval by a majority of the electorate before a general tax may be imposed by a local government or district and the approval by two-thirds of the electorate before a special tax may be imposed.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh'g denied, modified, 45 Cal. Rptr. 2d 204 (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the Court of Appeal decision in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991), to the extent that it held that Proposition 62's popular vote requirement for future local taxes provided for unconstitutional referenda. The Supreme Court has, however, declined to review either City of Woodlake or City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511
(1988), in which the Court of Appeal held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. We cannot predict the impact of the Supreme Court's decision in Guardino on charter cities or on taxes imposed in reliance on City of Westminster or City of Woodlake.

         Proposition 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 added Articles XIII C and XIII D to the California Constitution and contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. Proposition 218 could substantially restrict some local governments' ability to raise future revenues and could subject some existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

         Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

         The initiative power granted under Article XIII C, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIII D prohibits revenues derived from "property related fees and charges" from exceeding funds required to provide the property related service and imposes procedural requirements (including notice and a public protest hearing) prior to the imposition of new or increased property related fees or charges. If, at a hearing, a majority of the owners of the affected property protest the proposed imposition or increase of the fee or charge, the fee or charge may not be imposed or increased, as the case may be. Article XIII D also makes it more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined as any levy or charge upon real property for a special benefit conferred upon the real property.

         Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

         Other Considerations

         Recent Developments Regarding Energy.

         In 1997, the State implemented an energy deregulation program which attempted to create a competitive wholesale market for electric energy in California. Among other changes made at the retail level, the deregulation plan froze retail rates for electricity at a level and for a period considered at the time to allow the three investor-owned utilities ("IOUs") an opportunity to recover costs of deregulation. Beginning in mid-2000, due to a variety of factors, the IOUs' power purchase costs exceeded the frozen retail rates. After several months of contracting power supplies at short-term and spot market prices, the two major IOUs exhausted their cash reserves and could no longer purchase electricity in the spot market.

         On January 17, 2001, Governor Davis determined that the electricity available from the State's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California, proclaimed a state of emergency to exist under the California Emergency Services Act, and directed the CDWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The CDWR began purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power, and also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. In May, 2001, the California Public Utilities Commission ("CPUC") approved a $5.7 billion energy rate increase that has impacted approximately nine million residential, industrial and agricultural customers. On June 18, 2001 the Federal Energy Regulatory

Commission ("FERC") announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California. The current cap on retail rates imposed by FERC is set to expire on September 30, 2002.

         In mid-2001, in order to avoid paying short-term and spot-market prices in excess of $300 per megawatt hour (MWh), the State entered into 57 long-term contracts with approximately 22 energy providers estimated to be worth an aggregate $43 billion. The State agreed to a number of contracts with terms of up to 20 years and negotiated power prices at significantly less than the then prevailing spot market prices. However, power prices have subsequently generally fallen to less than half the contracted amount and the State has been in negotiations with various power suppliers seeking a reduction in the contract prices agreed upon last year. The State recently announced that it had renegotiated 8 deals signed with 5 power companies with savings totaling approximately $3.5 billion. The State is continuing to negotiate with the remaining power providers to reach agreement on a lesser rate.

         The Power Supply Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the shortfall after fiscal year 2002, including plans to enable the IOUs to be able to furnish the portion of the shortfall not provided by the CDWR's long-term contracts. Alternatively, it is possible that the authorization of the CDWR to provide power to retail customers will be extended by legislation or that another State agency will be authorized to develop a successor program.

         CDWR's power purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). CDWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the CDWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, CDWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

         The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of up to $13.4 billion of CDWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing CDWR's "revenue requirement" to be collected from customer rates; the procedure used by CDWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the CDWR governing the imposition of consumer rates necessary to repay the bond issue and CDWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the CDWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. On March 25, 2002, CPUC also approved an order retroactively effective as of September 20, 2001, eliminating the right of retail customers to contract directly with Energy Service Providers to meet energy demands.

         A final schedule for issuance of the revenue bonds will depend on review of any legal challenges to these CPUC orders. The CDWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the CDWR revenue bonds, CDWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations. As of May 14, 2002, there was no proposed schedule of the sale. If such bonds are not prepaid, the principal of these advances will be payable in eleven quarterly installments, commencing April 30, 2002. The first of these principal payments, in the amount of $116 million, was made as scheduled on April 30, 2002.

         On April 9 and June 18, 2001, Governor Davis announced the execution of Memoranda of Understanding between the State and each of Southern California Edison ("SCE") and San Diego Gas &

Electric ("SDG&E"). Pursuant to the Memoranda, the State agreed to purchase SCE's and SDG&E's electric transmission assets for approximately $2.76 billion and $1 billion, respectively, subject to certain conditions. For a variety of reasons, definitive agreements were never reached with either party and the purchase of transmission assets is not expected to occur.

         On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remains unresolved. SCE also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. Although the settlement is subject to court challenge, CPUC implemented the settlement by allowing SCE to collect rates from its customers at current levels for up to three years in order to repay its prior debts. Based on this agreement, SCE used accumulated cash receipts and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.

         A number of lawsuits have also been filed concerning various aspects of the energy situation. These include disputes over responsibility for electricity and natural gas purchases made by the IOUs and the California Independent System Operator, continuing contractual obligations of some small independent power generators, and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases, neither the State nor the CDWR is even a party to theses actions. However, adverse rulings in some of these matters may affect power costs borne by the CDWR Power Supply Program. Further, in June, 2001, the State alleged that out-of-state power generators had unlawfully over-charged California for electricity during the period May, 2000 through June, 2001, and demanded that FERC order the generators to refund $8.9 billion in over-charges to the State. The matter is still pending before FERC.

         Since the rolling blackouts experienced in 2001, the State has implemented various programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and are expected to come on line in 2002-03. In addition, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

         Natural gas prices in California are not regulated and therefore may fluctuate. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         The energy situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect state and local revenues.

         Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

         Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the State's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         Bond Rating. Three major credit rating agencies, Moody's Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation bonds. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         As of May 14, 2002, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April, 2001, citing the mounting and uncertain cost of the current electrical crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch Ratings placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies, and to A1 in November 2001, citing the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. On June 28, 2001, Standard & Poor's removed California's debt ratings from credit watch and affirmed the State's general obligation bond ratings. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. These recent reductions on the State's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the State, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

         Because the State historically budgets only a small year-end unreserved fund balance, a small change in economic conditions can leave the State with a negative fund balance.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California municipal securities will be available to satisfy the investment objective, policies and limitations of the California Bond Fund, and to enable the fund to invest at least 50% of its total assets in California municipal securities at the close of each of its fiscal quarters. In meeting this investment policy the fund may invest in municipal securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of 12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the fund's total assets when added together with any taxable investments held by the fund. Moreover, although the fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the fund's investment adviser in light of the fund's investment objective and policies. To the extent that the fund's assets are concentrated in municipal securities payable from revenues on similar projects, the fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the fund's assets were not so concentrated.

         If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the fund's total assets in California Tax-Exempt Reserves and the California Bond Fund at the close of each quarter of the fund's taxable year, the Board would re-evaluate each fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

         FLORIDA

         Florida is the fourth most populous state with an estimated 2001 population of 16,331,739. By the year 2005, population will likely exceed 17.3 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Despite a mild national recession, Florida reached record annual population growth, during year 2001. Since 1990, population has grown in Florida, by 26%. Local growth is supported by strength in other regions of the country which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2001, real property values exceeded $992 billion, a 7.87% increase over 2000. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $150 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts remains strong at $6.7 billion in 2001, ranking fourth among states in dollar volume awards.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,180 remains well below the national average of $1,876, as of 1999.

         The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than sixteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. It is anticipated that within the next year to two years, concurrency requirements will be updated. The update will likely include provisions for capital funding of new public schools, needed as a result of new growth and development.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will prompt new development there.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002 however a recovery was made erasing much of the year over year losses. Still, the reduction of business travel and shrinkage in the airline fleet will translate to tourism and travel declines of at least five percent (5%) during 2002. Depending on the strength of the national recovery from recession, Orlando's travel market should see a return to earlier higher levels of tourism by year 2003 or 2004. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest absorbing residential community in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 40 million visitors to the Orlando market in 2001. The hotel market has been strong with 8,033 new hotel rooms added in the Orlando market area during 2001.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico. Gulf County was Florida's fastest growing county during 2001.

         GEORGIA

         Located in the southeastern section of the United States, the State of Georgia ("Georgia") has experienced significant growth over the last several decades. Since 1960, the population of Georgia has more than doubled, making Georgia the country's tenth largest (and, according to the 2000 Census, the fourth fastest growing) state.

         Georgia's economy is well diversified, with private sector employment almost equally spread between manufacturing, services, and wholesale and retail sales. This diversity allowed Georgia to experience almost continuous economic growth over the last several decades. Furthermore, this diversity has helped to limit the impact of the recent slowing of the national economy, allowing an actual net increase in statewide employment during the first five months of 2002.

         In spite of recent increases, Georgia continues to experience unemployment rates significantly below the national average. As of April 2002, Georgia's employment rate remained at only 4.2%, which is the lowest in the Southeast.

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world. For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways, placing Georgia manufacturers and distributors within 2 truckload days of 82% of the US industrial market. With respect to air travel, Atlanta's Hartsfield Airport is the world's busiest, serving over 75,000,000 passengers in 2001. The airport also has over 2,000,000 square feet of cargo dock handling space, which allowed the airport to handle more than 739,000 metric tons of cargo in 2001. Finally, with respect to water transport, Georgia has three significant ocean ports (Savannah, Brunswick and Bainbridge), which handled 12.7 million tons of cargo in 2001, a 5% increase over 2000.

         These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 13 international banks with offices in the state as well as the 44 countries that have consular, trade, or chamber of commerce offices in Atlanta.

         While much of this economic largesse is centered around the capital city of Atlanta, the state government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the state's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

         The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

         General obligation bonds are typically issued by the state pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the quantity of debt that the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

         To protect the state in the event of an unexpected or uncontrolled decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 33% increase over the prior year balance.

         Net tax revenue collections for the fiscal year ending on June 30, 2001 were $13,951,007,965, which represented a 6.5% increase over fiscal year 2000 collections. Primary sources of these funds included:

                           Source                                             Amount
                           ------                                             ------
                  Personal Income Tax                                  $  6,926,034,617
                  Sales and Use Tax                                    $  5,126,417,280
                  Corporate Income Tax                                 $    724,773,085
                  Motor Vehicle Fees and Fuel Taxes                    $    683,173,482
                  Liquor and Tobacco Taxes                             $    223,972.085
                  Estate Taxes                                         $    127,052,284
                  Property                                             $     50,954,338
                  Miscellaneous                                        $     88,631,090


         In addition, Georgia received $691,672,000 in revenue from the Georgia Lottery Corporation in fiscal year 2001; all lottery revenues are earmarked for educational expenditures.

         As reported by the Attorney General's Office (in a March 23, 2002 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         Atlanta Coast Mechanical v. R. W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R. W. Allen-Beers, J.V. v. Board of Regents and Bovis Construction Corp., Fulton Superior Court Civil Action No. 99CV09227; DACA, Inc. v. R. W. Allen-Beers v. Board of Regents and Bovis Corp., Fulton State Court Civil Action No. 99VS0155601-J; Cleveland Construction, Inc. v.R. W. Allen Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children's Medical Center project in Augusta has generated approximately $15 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R. W. Allen-Beers J.V. The total project costs were $55 million, with construction management services on the project are being provided by Bovis Construction as the program manager. Several subcontractors filed lawsuits against Beers and the surety. Beers filed corresponding third-party complaints against the Board of Regents and Bovis. Bovis, as the program manager, has been working through the contract dispute resolution process with all parties to resolve the claims. The lawsuit, by Atlanta Coast Mechanical (HVAC), is for $7 million, with an additional Beers claim of $5 million. As of October 1, 2001, the State has reached settlement on the Metro Waterproofing and DACA claims, in the approximate respective settlement amounts of $22,000 and $625,000, and has successfully negotiated a settlement with two other subcontractors before suit was filed, paying approximately $1,000,000 in settlement of their claims. The State has settled with Cleveland Construction for $625,000. With three of the four cases now settled, the remaining litigation involves only Atlanta Coast Mechanical and R. W. Allen-Beers (the initial case). R. W. Allen-Beers has voluntarily dismissed the State's program manager, Bovis, and is entering into settlement discussion with the Board of Regents. For the disputes with R. W. Allen-Beers, the State has filed a fourth party complaint against the architect, Stanley Beaman & Sears, who has brought the engineer, Nottingham, Brooks & Pennington, into the suit. Mediation among Beers and the third party defendants is scheduled for February 27-28, 2002.

         Barnhill v. State of Georgia and Tim Burgess as Commissioner of the Department of Motor Vehicle Safety, Fulton Superior Court Civil Action No., 2001CV39892. On July 3, 2001, this civil action was filed, challenging the constitutionality of the organ donor provisions of the driver's license statute, O.C.G.A. section 40-5-25(d)(2). Plaintiff is seeking a declaratory judgment and permanent injunction, class status, and a monetary refund to Plaintiff and each member of the class to the extent that any class member's driver's license fee exceeded the sum of $8.00 for the period from July 1, 1995, to the present. As adverse decision to the State could result in refunds in excess of $20 million. The parties have filed cross motions for summary judgment, and a hearing is scheduled for March, 2002. The State believes it has good and valid defenses, including that of sovereign immunity.

         DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Schrenko, as Superintendent of Schools, McCullough, as Director of Student Transportation, State Board of Education, Otis Brumby and other individual members of the State Board of Education, the Department of Education, the State of Georgia, Governor Roy E. Barnes, John Oxendine, as Comptroller General, and Daniel Ebersole, as Director of the Office of Treasury and Fiscal Services, Fulton Superior Court Civil Action No. 2001CV35345. This is an action for mandamus to compel the Defendants to change the calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs allege that the State Board of Education's attendance zone/routing survey system of calculating State financial aid is contrary to the applicable statute and violates a State Board of Education policy directing supplemental flat grants for children attending schools other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiffs seek an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F.3d 680 (11th Cir. 1997). Oral argument on the mandamus action was held on June 4, 2001. Briefs and proposed findings of fact and conclusions of law have been submitted by both sides. The State believes it has adequate defenses to the action and will continue to defend the case.

         Ellis-Don Construction, Inc. v. GFSFIC, Fulton Superior Court Civil Action No. 2000CV18524. The UGA Biocontainment Research Center in Athens (now called the Animal Health Research Center) has generated an $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don. The State has negotiated a withdrawal by Ellis-Don as the general contractor, with all parties reserving their respective rights. The Georgia State Financing and Investment Commission ("GSFIC") will obtain replacement contractors to complete the building and correct the deficiencies and has hired a building commissioning agent and a litigation consultant to monitor the compliance work. GSFIC and the Board of Regents of the University System of Georgia have significant counterclaims against Ellis-Don ($6-8 million). The parties are now completing the discovery phase, after being unable to reach settlement through a court-approved mediation. The State has filed a third party complaint against the architect, Rosser International, who has filed a fourth party complaint against the engineer, Newcomb and Boyd. In the meanwhile, GSFIC has disqualified Ellis-Don as low bidder on a $30 million project for the Board of Regents and has had its decision upheld in the Superior Court of Fulton County, Georgia. GSFIC has claims against Ellis-Don on two additional projects, for which GSFIC has requested that the Attorney General initiate lawsuits. The mechanical subcontractor, Kirlin, has been added by Ellis-Don. GSFIC is preparing to issue formal default and add the sureties. The discovery schedule anticipates trial in the fall of 2003. Meanwhile, efforts are ongoing to obtain interim funding to complete the project. Estimated construction time is approximately one year from the notice to proceed.

         General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC"); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366; Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369; SunTrust Bank, Atlanta, et al. v Jackson, Fulton Superior court Civil Action No. 1999CV10385; First Union Nat'l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508. These five suits by financial institutions sought refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000, $2,500,000, $2,000,000, $1,400,000, and $459,000. The total principal amount of these and all similar, pending administrative claims for refund (for the years 1991-2001) is approximately $53,000,000. The four cases filed after GMAC were stayed pending the outcome of the GMAC case. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed, and the Georgia Supreme Court denied certiorari. The plaintiffs in three of the stayed cases have now voluntarily dismissed their suits.

         GETCo v. Jackson and Reheis, Fulton Superior court Civil Action No. 2001CV42207. This case involves a challenge by Georgia Emission Testing Company ("GETCo") to a rule promulgated by the Department of Natural Resources ("DNR") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act") authorizing the assessment of a $5.45 administrative fee per paid emissions inspections to be paid to the management contractor for the Enhanced Inspection and Maintenance Program ("Enhanced I/M Program") for "program management services." GETCo alleges that this rule is unauthorized and unenforceable because fees for "program management services" are not authorized by statute. In a related case (GETCo v. DNR, Fulton Superior Court Civil Action No. 1999CV03636), it was determined that $1.46 of the administrative fee is not authorized, which determination was affirmed on appeal. GETCo, on its behalf and allegedly on behalf of 114 other emission inspection stations, filed this action against the Commissioner of Revenue and the Director of the DNR Environmental Protection Division for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes of fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer...." The commissioner's motion to dismiss, on grounds that he has not authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and the Plaintiffs have appealed. The Director's motion to dismiss, on the ground that the court lacks jurisdiction over the subject matter of the complaint because the issue on which the Plaintiff's claims are based is still on appeal to the Georgia Supreme Court, was denied. In the event of a decision adverse to the State, if all emission inspection stations that paid the unauthorized portion of the administrative fee were to file for and be awarded refunds, those refunds could total approximately $9 million without interest. The State is asserting several defenses, among which is the doctrine of sovereign immunity, and intends to continue defending the case vigorously.

         James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98CV02559. This civil action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. Recently, an amended complaint was filed that seeks to name the governors of the respective states as co-defendants. As of October 1, 2001, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion on punitive damages against each named defendant. The amended complaint seeks an additional $500 million in damages from each defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

         The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

         KANSAS

         Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain.

         The University of Kansas, Policy Research Institute summarized its forecast for the Kansas economy through the year 2002 in "The Kansas Economy" in the Kansas Economic Outlook, Vol. 6, No. 1 (www.ku.edu/pri/ksdata/keo/keo.htm) as follows (references to tables of data have been deleted):

         The Kansas Economy(1)

         The trajectory of jobs in Kansas anticipated the national recession by a year. After strong growth in 1996-1999, negative growth in 2000 was followed by a modest recovery in 201. Jobs are expected to decline again in 2002, while the unemployment rate will continue to rise. Key assumptions driving this forecast include: very slow U.S. national recovery from the recession, as predicted by Indiana University's econometric model, and employment cutbacks by Kansas state and local government during 2002Q3 through 2003Q2. (Some 2001 data were not available for this report, so some 2001 totals are technically forecasts.)

         Some highlights of the 2002-2002 forecast ...are:

>> The unemployment rate will be 3.8 percent in 2001 and 5.5 percent in 2002, up from the business-cycle low of 3.1 percent in 1999.

>> Job growth (persons employed) will hit 2.2 percent in 2001 but fall to -1.7 percent in 2002, as Kansas experiences a sluggish recovery.

>> Nominal personal income will grow 4.5 percent in 2001 and 3.6 percent in 2002. These rates are down somewhat from the 4.7 percent increase in personal income during 2000, but are still in a range that will mean real personal income increases for Kansas.

         Some prominent features of the quarterly sectoral job forecasts ...
are:

>> The mining sector continued to add jobs throughout 2001, but employment is expected to falter in 2002. The construction sector, which had fewer jobs during the last half of 2000 than during the same period in 1999, will continue to recover during 2002.

>> Durable goods manufacturing lost jobs during the second half of 1999 and 2000, then held steady through the first half of 2001. This sector is expected to exhibit job losses throughout 2002. Jobs in non-durable goods manufacturing have declined persistently since late 1999 and this pattern is expected to continue.

>> Job growth in the transportation, public utilities and communications sector moderated in 2001 and is expected to remain modest in 2002.

>> The wholesale trade sector experienced renewed growth during 2000 and 2001. Jobs in the sector are expected to flatten out during 2002. Jobs in retail trade, which have remained nearly level during the last 2 years, are expected to continue to show slow growth throughout the forecast period.

>> The finance, insurance, and real estate sector is expected to show moderate job growth through 2002.

>> Service sector jobs have been growing at around 2 percent per year but slowed in 2001. This sector is expected to accelerate during 2002.

>> State and local government jobs will decline somewhat during 2002. Federal government jobs in Kansas will be flat.

         ...The main components of the job declines in durable goods manufacturing during the last three years were a 4.6 percent decline in the manufacturing of machinery (including electrical) in 1999 and a 4.9 percent decline in the transportation equipment sector in 2000. In 2002, significant jobs losses of 4.9 and 3.5 percent, respectively, are expected in the two major component sectors.

         Jobs in non-durable goods manufacturing declined 1.8 percent in 2000 and another 1.1 percent in 2001, driven mainly by back-to-back 2.6 percent declines in printing and publishing. For 2002, printing




--------
   (1) The Kansas Economic Outlook is published quarterly by the Policy Research Institute. The Outlook presents historical data and a forecast for the state of Kansas generated by the Kansas Econometric Model (KEM). The Kansas Econometric Model is an ongoing project of the Policy Research Institute at The University of Kansas. For reference to the tables of data that have been deleted from the discussion set forth above, please see the full text of The "Kansas Economic Outlook," Vol.6, No.1, February, 2002 or at www.ku.edu/pri/ksdata/keo/keo.htm.

and publishing is expected to flatten out. However, employment in non-durables as a whole will continue on a slow decline (0.6 percent), as a result of job losses in several small sectors.

         The transportation and utilities sector grew robustly at 10 percent in 2000 and 3 percent in 2001... The growth rate is expected to slow to 1.7 percent in 2002. This pattern mainly reflects two important component industries. Jobs in the trucking and warehousing sector rose at 6.4 percent and 3.3 percent in the last two years, but are expected to slow down to 2.3 percent in 2002. The "other" category, which includes communications, is expected to increase 2.6 percent in 2002, a fall-off from increases of 15.4 and 4.2 in the last two years.

         The retail trade sector added jobs at rates under one percent in each of the last three years, and this pattern is expected to continue in 2002....

         Jobs in finance, insurance and real estate ...have grown fairly steadily for four years at rates between 1 and 3 percent per year. This is expected to continue, with a 2.1 percent increase in 2002.

         ...The service sector, growing rapidly before 1999, slowed to roughly 2 percent per year for the last three years .... Growth will continue at 6.2 percent in 2002.

         ...Nominal personal income is predicted to grow at an annual rate of
4.5 percent in 2001, about the same as it grew in 2000, and at a slower 3.6 percent rate in 2002. However, the rate of inflation is expected to decline as well. Consequently, real personal income (adjusted for inflation) is expected to grow 2.6 and 2.4 percent per year in 2001 and 2002, compared with 2.0 percent in 2000.

The Kansas Budget

         As is the case in many states, Kansas has come face to face with a budget crisis. State revenues for fiscal year 2002 fell, leading to a need to make major cuts in spending and raise taxes in fiscal year 2003. After much debate, by the end of a record long legislative session, the Kansas legislature passed and the governor signed a trimmed down $4.4 billion budget and a $252 million tax increase to fund the budget. Even with the increase in taxes, however, the budget may not be fully funded making further spending cuts necessary to achieve a balanced budget.

         The tax package passed to fund the budget includes an increase in state sales tax, cigarette taxes, and various other taxes. The state sales tax will increase from 4.9% to 5.3%, but will decline to 5% by June 2005. Taxes on cigarettes will increase from twenty-four cents a pack to seventy cents a pack on July 1, 2002, and increase another nine cents a pack on January 1, 2003. A fifteen percent inheritance tax will be instituted against property inherited by distant relatives, such as nieces and nephews. The tax package also repealed the sales tax exemption for custom software and doubled the franchise fees paid by corporations and nonprofit organizations to do business in Kansas. The package also increased vehicle registration fees and the tax paid on gasoline by two cents per gallon.

         The fiscal year 2003 budget, which is almost 3.5 percent lower than this year's spending, provides for cuts in government agency spending, but spares education and social services. The major source of contention in the budget debate was the possibility of cuts in education spending. The legislature authorized a $20 per student increase in base state aid to come from tobacco settlement money set aside for children's programs and hopefully spared any cuts in education spending by passing the tax package. If the Governor determines at a later date that the budget will not be fully funded, however, he will either order across-the-board cuts or submit targeted spending cuts for approval by the legislature.

         MARYLAND

         The following is a brief summary of some of the factors affecting the economy of the State of Maryland. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. The summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

         The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. The population was estimated at 5,375,156 in 2001. Maryland's population is concentrated in urban areas: Baltimore City and the eleven counties located in the Baltimore-Washington region contain 50.1% of the State's land area and 87.2% of its population. Per capita income in 2001 was $34,950 in Maryland, compared to the national average of $30,271 in that year. Personal income in Maryland grew at an average annual rate of 3.7% from 1992 to 2001, which was equal to the national average over the same period.

         Services, retail and wholesale trade, government and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in Maryland. Maryland's economy is more reliant on the service and government sectors, but less dependant on manufacturing, than the United States as a whole. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal employment in 2000 was 8.5% for Maryland residents, compared to 2.9% nationwide. Federal military facilities and defense spending play critical roles in Maryland's economy.

         Between April 2001 and April 2002 Maryland experienced a job loss rate of 0.3%, while the nation as a whole experienced a job loss rate of 1.1%. In 2001, the unemployment rate in Maryland was 4.1%, compared to a national rate of 4.8%. According to the United States Bureau of Labor Statistics, seasonally-adjusted unemployment was 5.4% in Maryland and 6% nationally in April 2002, and 4.7% in Maryland and 5.8% nationally in May 2002. Continuing uncertainty in the national and local economy could cause unemployment in Maryland to increase in the coming months.

         During the fiscal year ended June 30, 2001 the State posted taxable retail sales of $65.2 billion, which was an increase of over $27.7 billion, or 73.8%, from 1992. However, a continuing decline in the national and local economy could contribute to future declines in taxable retail sales.

         State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2001 with a $538.4 million general fund balance on a budgetary basis, of which $347.3 million was designated to fund fiscal year 2002 operations, and with $888.1 million in the Revenue Stabilization Fund of the State Reserve Fund. The Revenue Stabilization Fund provides financial support for future needs and to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. The State estimates that the general fund balance on a budgetary basis was approximately $427 million at June 30, 2002, with $548.2 million in the Revenue Stabilization Fund. The projected general fund balance at June 30, 2003 is $13.5 million, with an estimated $500.5 million in the Revenue Stabilization Fund. However, based on current data, the State anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections; any such shortfall will decrease the general fund balance by a corresponding amount. There can be no assurance that these amounts, if accurate, will be sufficient to maintain current spending levels during periods of economic difficulty. In order to achieve balanced budgets, the State might need to cut spending, decrease employment, increase taxes and other fees, and/or consume reserve funds. Several analysts have suggested that Maryland could face a gap between revenues and spending of over $900 million by fiscal year 2004, and up to $2 billion by fiscal year 2007.

         For the fiscal year ended June 30, 2001, the principal sources of State revenue were income taxes (approximately 32.6% of total revenues), federal disbursements (approximately 25.2% of total revenues), and sales and use taxes (approximately 15% of total revenues). In 1997 the General Assembly enacted legislation to phase in a 10% decrease in the State individual income tax by 2002. In preparing its fiscal 2003 budget, the State had to accommodate an estimated $177 million reduction of revenues due to the implementation of the final 2% decrease in income tax. Federal disbursements include highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; and aid for public education. Maryland imposes a 5% sales and use tax on the retail sale or use of tangible personal property in the State or of taxable services, subject to certain exceptions such as sales to nonprofit organizations.

         For the fiscal year ended June 30, 2001, the primary State expenditures were health and mental hygiene (approximately 27.2% of total expenditures), education (approximately 23.6% of total expenditures) and public safety (approximately 9.3% of total expenditures). Public education consumed the most State revenues in fiscal year 2002, and the "Bridge to Excellence in Public Schools Act," enacted in the 2002 session of the General Assembly, provides for phased-in education expenditures which are expected to reach an aggregate of $1.3 billion by fiscal year 2008. Approximately $80 million budgeted for fiscal year 2003 under the Act is expected to be available through the increased cigarette tax described below; in 2004 the General Assembly must determine whether the remaining funding is within the State's fiscal resources. If the resources are not available to fund the full amount required under the Act, the State must still provide a portion of the budgeted funds. The largest expenditure under health and mental hygiene is for the Medicaid program, under which Maryland makes payments to health service vendors for treatment of low income individuals and families. In fiscal year 2001, $2.58 billion was spent on this program.

         2002 Budget. On April 3, 2001, the General Assembly, which is the legislative branch of the State government, approved the budget for the fiscal year ended June 30, 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

         Early in fiscal year 2002 it appeared that general fund revenues would be less than projected when the fiscal year 2002 budget was originally enacted. As a result, the Governor proposed cost-containment measures for fiscal year 2002. On November 14, 2001 the Board of Public Works, which is composed of the Governor, the Comptroller and the Treasurer, approved reductions to the fiscal year 2002 budget of $57.5 million, reflecting a 1.5% reduction to agencies' budgets and the implementation of a hiring freeze. In addition, $342.5 million in general fund appropriations will be reverted, primarily $322.5 million appropriated in prior fiscal years for pay-as-you-go capital projects, of which $40 million are proposed to be canceled and $201.3 million are proposed to be funded with general obligation bonds.

         In December of 2001 the Board of Revenue Estimates, which is composed of the Comptroller, the Treasurer and the Secretary of Budget and Management, reduced its estimate of general fund revenue for fiscal year 2002 by $156.8 million from the March 2001 estimates upon which the fiscal year 2002 budget was based. The reduction was the net effect of reductions totaling $276.3 million offset by an adjustment to prior years' revenue of $119.5 million. The reductions reflected decreases in the estimates of personal income taxes of $114.4 million, corporate income taxes of $96.1 million, and sales taxes of $128 million; these decreases were offset by a net increase of $63.4 million in other revenues, taxes and fees. In March 2002, the Board of Revenue Estimates again lowered its estimate for personal income tax revenues for fiscal year 2002, this time by $124.4 million, and for fiscal year 2003 by $124.7 million, based upon declines in realized capital gains. The State currently anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections.

         As part of the fiscal year 2003 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act, which authorizes transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The budget plan provides for the transfer in fiscal year 2002 of $281 million, including $134.7 million from prior years' pay-as-you-go capital projects.

         2003 Budget. On April 4, 2002, the General Assembly approved the budget for the 2003 fiscal year. The budget includes, among other things: (i) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments from general funds; (iv) $181 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, primarily for Medicaid, $30 million to the Revenue Stabilization Fund, a reduction of $9.6 million to the Dedicated Purpose Fund of the State Reserve Fund, and a reduction of $9.5 million in aid to local governments. The budget does not provide funding for an employee cost-of-living allowance, it decreases the State subsidy for the employee prescription drug plan, and it limits funding for merit increases for State employees to a lump sum of $28.8 million, which is restricted pending approval by the Board of Public Works after the results of fiscal year 2002 operations are final.

         As described above, the Budget Reconciliation and Financing Act adopted in 2002 provides for transfers of various fund balances in fiscal year 2002 of $281 million. In addition, the Act provides for transfers of various fund balances of $85.2 million in fiscal year 2003, revenue increases and adjustments, and reductions to required fiscal year 2003 expenditures. The Act uncouples the State income tax from future federal income tax changes with an impact greater than $5 million. The Act also uncouples State income tax from the special "bonus" depreciation deduction and the extended period for net operating loss carryback, both recent changes for purposes of federal income taxes.

         Changes made by the Act resulted in reduced levels of required funding in certain areas, including the adoption of the "corridor" method of funding the State's contribution to the pension and retirement system whereby the rate remains fixed as long as the funding level of the systems remains within the corridor of 90%-110% of full funding; and reducing the funding levels and formulae for community colleges, non-public colleges, and tourism. As a result of this new funding method, the State's contributions to the pension and retirement system might be lower than required by prior budgets, and may be insufficient to provide full funding.

         Separate legislation enacted by the 2002 General Assembly increased the tobacco tax from $0.66 per pack to $1.00 per pack effective June 1, 2002. For fiscal year 2003 only, $80.5 million in revenues from that increase is dedicated to the fiscal year 2003 cost of the "Bridge to Excellence in Public Schools Act"; additional revenues generated by the tobacco tax increase, estimated at $19.9 million through June 30, 2003, will go to the General Fund. This rate increase is expected to increase cigarette tax revenues by approximately $101.4 million in fiscal 2003, $71 million in fiscal 2004, $70.3 million in fiscal 2005, $69.5 million in fiscal 2006, and $68.7 million in fiscal 2007.

         State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $4.5 billion of State tax-supported debt outstanding and $1.05 billion of authorized but unissued debt at March 31, 2002.

         The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

>> The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the

         Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of March 6, 2002, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

>> The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

>> The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, sports lottery and other revenues.

>> Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.

>> The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

         Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from Standard & Poor's, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

         Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. The budget for fiscal year 2003 includes a decrease of $9.5 million in aid to local governments, at a time when many localities have already been forced to limit spending in recent months in order to achieve balanced budgets. Future events might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

         Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. In addition, the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

         The uncertainty of the national economy has hurt and could continue to adversely affect Maryland and its localities and other borrowers. Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. Slowdown in the service sector, or reduction in federal jobs or funds available to Maryland, could create budget difficulties at the State and local level. Maryland's almost 142,000 small business, which make up the core of Maryland's economy, are particularly vulnerable to the effects of a faltering national economy. Economic decline could also decrease income tax and capital gains revenues, which are important components of the State's budgeted revenues. Unanticipated declines in realized capital gains in the 2001 tax year caused estimates for revenues in 2002 and 2003 to be decreased by an aggregate of over $250 million. In addition, falling interest rates have decreased the State's investment portfolio by about $317 million since December 31, 2001. This downward trend could continue, forcing Maryland to decrease spending, cut employment or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

         Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. State and local funds have been used, and will continue to be needed, to prevent and respond to threats and acts of terrorism and to restore public confidence. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Declines in the tourism and transportation industries have already hurt State and local economies. For example, the closing of BWI Airport in the days following September 11 drained an estimated $20 million from the State's economy. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and the decline in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to the slowing economy and other factors, now need additional funds to cover some of their anti-terrorism costs. The State recently received $2.74 million in federal assistance for anti-terrorism programs, which it will distribute among its local governments. However, we cannot assure you that such funds will be sufficient, or that additional funds will be available when needed. If such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

         NEW YORK

         The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State and its municipalities, including, in particular, New York City, constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the issuance of municipal bonds by New York State, New York City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York or New York City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State of New York.

         The New York State EconomY

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the State's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the State's total economy, the greater impact that a downturn in such sector is likely to have on the State's economy.

         The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

         Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

         The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

         New York State Budgetary Outlook

         Overview. New York State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

         In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the "Executive Plan") with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to the Division of the Budget (the "DOB"). The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

         In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

         On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the "Enacted Plan") to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

         As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

         General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or 3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or 2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02. The $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

         Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

         All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

         The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from DOB projections.

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements.

         To close the significant 2002-03 budget gap caused largely by the events of September 11th, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent ($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections ($130 million).

         Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections.

         The personal income tax is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.

         The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11th, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

         User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.

         Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

         Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

         Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).

         General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions.

         Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs ($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).

         Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

         Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).

         School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.

         Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).

         General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).

         Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.

         Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

         Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

         State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases $358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.

         The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center terrorist attacks. This reduction will occur through attrition and early retirement.

         General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

         Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

         Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

         The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

         All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

         The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

         The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

         In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

         The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

         Outyear Projections of Receipts and Disbursements. The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap that is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

         In recent years, the State has closed projected budget gaps, which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

         Other Governmental Funds. In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

         Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.

         The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million), which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

         All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.

         Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

         Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).

         State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

         Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.

         Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

         Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

         Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         Two variables that stand out as being particularly vulnerable to financial market volatility, and that are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

         An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The General Purpose Financial Statements for the 2000-01 fiscal year reported probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million were expected to be paid during the 2001-02 fiscal year. The General Purpose Financial Statement for the 2001-02 fiscal year will update these estimates in July 2002. Adverse developments in existing proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

         The projections also assume no further changes in federal tax law, which could substantially alter the current receipts forecast.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

         The fiscal health of New York State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to New York City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of New York City and certain entities issuing debt for the benefit of New York City to market their securities successfully in the public credit markets. New York City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. New York City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

         Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

         On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

         The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11th attack.

         In response to New York City's fiscal crisis in 1975, New York State took action to assist New York City in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York to provide financing assistance to New York City; the New York State Financial Control Board (the "Control Board") to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. New York State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         To successfully implement its financial plan, New York City and certain entities issuing debt for the benefit of New York City must market their securities successfully. This debt is issued to finance the rehabilitation of New York City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In New York City's fiscal years 1997-98, 1998-99 and 1999-2000, the state constitutional debt limit would have prevented New York City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase New York City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, New York City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues.

         General. The events of September 11th had a significant impact upon the City economy. The City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11th, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over seventy thousand jobs in the City due to September 11th, which are not expected to be recovered until 2005, will produce additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City.

         The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of the City on April 17, 2002 (the "Executive Budget"), projects total revenue to be lost to the City as a result of September 11th during those fiscal years will be $3.9 billion and that expenses over the same period have increased by $6.1 billion from projections made prior to September 11th.

         More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11th, the Executive Budget assumes reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. The Executive Budget also projects declines in revenues from forecasts made prior to September 11th for fiscal years 2002 through 2006 as a result of reduced economic activity.

         For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11th and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         For fiscal year 2001 the City had an operating surplus of $3.0 billion.

         The Executive Budget is $41.9 billion and incorporates a number of steps to close a projected $5.0 billion budget gap, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. While the Executive Budget does not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

         On June 19, 2002, New York City Mayor Blumberg and New York City Council Speaker Miller announced an agreement on the 2003 New York City budget of $42.3 billion, which included $450 million from New York State in school aid to avoid cuts to New York City classrooms and to provide additional moneys for the teacher contracts. New York State is expected to authorize the following legislation: (i) an increase in the cigarette tax that will yield New York City $150 million per year; (ii) an increase in fees for parking violations that is expected to contribute at least $62 million in revenue to New York City each year; (iii) an additional tax on cell phones and land lines that is expected to net New York City a total of $41 million; (iv) authorization of a debt reform package expected to be worth approximately $112 million in savings to New York City; (v) other state budget actions that will include tax amnesty and tax audit enhancements, which is expected to provide New York City with approximately $75 million; (vi) an early retirement bill that will provide approximately $20 million in budget relief; and (vii) the coupling of the Federal Accelerated Depreciation provision, which is expected to provide $108 million in savings to New York City. In addition, the Federal government provided New York City with $200 million in budget relief by authorizing the refinancing of its debt, providing greater flexibility in the use of Federal aid. The final budget for New York City has not yet been adopted as of June 27, 2002.

         City's Financing Program. Implementation of the Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.7 billion of general obligation bonds, $5.9 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $2.0 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $10.0 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11th through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001 and the balance of which will be issued in fiscal year 2002-2003.

         2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30,
2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2006 fiscal years, which is included in the Executive Budget (the "City Financial Plan"). The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

         The City Financial Plan reflects certain extraordinary actions necessitated by September 11th and projects a budget surplus of $322 million for the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. The forecasts of the amounts of budget gaps in outyears continues to change. Some of the gap closing measures proposed in the City Financial Plan for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve any Budget and that it may not adopt certain of the Mayor's gap closing proposals in outyears. If any gap closing measures are not replaced by equivalent alternatives, budget gaps for subsequent years will be increased.

         The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $322 million to pay debt service due in the fiscal year 2003.

         Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11th on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September 11th. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

         The City Financial Plan reflects the sudden economic downturn as the result of September 11th in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the second half of 2002 resulting in a flat City economy for calendar year 2002. The City Financial Plan forecasts a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11th until 2005. Given the uncertain impact of September 11th on the City's economy, including the loss of jobs and business, impact on tourism in the City and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

         Municipal Unions. The Mayor's gap closing proposals in fiscal year 2003 include a slight reduction of the City's workforce through attrition, severance and early retirement, including a reduction of 1,000 in uniformed police officers that will be offset by hiring of civilians by the Police Department.

         These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City.

         Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or interim appropriations enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11th. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11th, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.

         Outstanding Indebtedness. As of December 31, 2001, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.3 and $2.2 billion of net outstanding long-term debt.

         Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.2 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined state and local taxes of residents of the State of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of New York State and its localities to raise additional revenue. In addition, combined state and local debt per capita in New York State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on New York State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter. The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and is projected at $486 million in 2002-2003. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal bonds.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities.

         NORTH CAROLINA

         The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and did so in 1999 and 2000. In 2001, it took the legislature until September 26, 2002 to adopt a budget for the fiscal year beginning July 1, 2001 and ending June 30, 2002.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in May 2002 was 6.8% (May 2001 was 5.4%). In recent years, the State has moved from an agricultural economy to a service and goods producing economy. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

         The total General Fund appropriations and authorized reserve expenditures for the 2000-2001 fiscal year were $13.585 billion. The ending fund balance for the State's General Fund at June 30, 2001 was $817.4 million. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2002 projects an ending General Fund balance of approximately $525.5 million, on $15.610 billion in appropriations and reserves. In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If all of these bonds are issued, these bonds would more than double the amount of the State's bonds outstanding.

         The State has projected an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 approaching $1.5 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

         In response to the projected budgetary shortfall, on February 5, 2002 the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19 ("Executive Order No. 19"). Executive Order No. 19 identifies $1,320.8 million of resources available if needed to balance the budget. The following table sets forth the resources identified in Executive Order No. 19 to address the shortfall.

                                                                              TARGETED AMOUNT
DESCRIPTION                                                                    (IN MILLIONS)
-----------                                                                   ---------------
Reduction and restrictions of Agency expenditures (Agency Reversions)            $    356.0
Suspension of transfer to Repair and Renovation Reserve                               112.0
Suspension of HIPPA Implementation                                                     13.5
Diversion of Balances of Special Revenue Funds                                         25.0
Utilization of Contingency and Emergency Reserve                                        4.0
Utilization of Budget Stabilization (Savings) Reserve (Rainy Day Fund)                313.0
Suspension of Local Government Reimbursement                                           95.0
Suspension of Clean Water Management Trust Fund Appropriations                         20.8
Additional Highway Trust Fund Transfer                                                 80.0
Suspension of Local Revenue Sharing-Franchise, Natural Gas, Alcohol, Homestead        114.0
Property Tax Exemption Reimbursement
Suspension of transfer to Mental Health Reform Reserve                                 37.5
Diversion of Disaster Relief Reserve                                                  150.0
             Total                                                               $  1,320.8
                                                                                 ==========

         In developing these budgetary options, the State placed priorities on the continued funding of governmental services that maintain the public health and safety and on meeting entitlement obligations. Cost savings measures taken to insure agency reversions of $356 million included placing a freeze on hiring and limiting non-essential purchasing and travel. Budgeted General Fund appropriations of $112 million for the Repair and Renovation Reserve were frozen, as have the following appropriations: HIPPA, $13.5 million; Contingency and Emergency, $4 million; Clean Water Management Trust Fund, $20.8 million; Mental Health Reform, $37.5 million. In the event these unexpended appropriations are not required to meet the shortfall, this freeze could be lifted and the funds used for their appropriated purposes.

         The Office of State Budget Management (OSBM) has reviewed all State Trust Funds, Special Revenue Funds and Internal Service Funds to determine whether excesses above the respective required funding levels of those funds exist in order to use these as additional funds. $80 million was identified as being available for transfer from the Highway Trust Fund to the General Fund. The State also suspended certain distributions to local government units of taxes related to the inventory tax, franchise utilities tax, piped natural gas tax, alcohol beverage tax and the homestead exemption.

         The State maintains the Savings Reserve for the Rainy Day Fund for emergency situations. The beginning balance of this reserve at July 1, 2001 was $157 million. The 2001 Session of the General Assembly directed the North Carolina State Controller to credit $181 million from the General Fund to the Savings Reserve. The State currently anticipates that, after other authorized reductions, approximately $313 million of the Savings Reserve could be available to balance the budget.

         In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

         The State is currently projecting a substantial shortfall, approaching $2.0 billion, in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced. At the date hereof, the General Assembly had not adopted a revised budget for the 2002-2003 fiscal year to reduce expenditures, and it is uncertain when a revised budget would be adopted. Also, under consideration are a delay in certain tax reduction and sunset provisions and 1/2 cent local option sales tax increase.

The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. It is the opinion of the State's Treasurer that any adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et al. v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three-part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment. In Section Four, the trial court held that there are at-risk students who are not being provided with the equal opportunity to obtain a sound basic education and that the State, as opposed to the local boards of education, is responsible for correcting that deficiency in the State's system of education. The Court directed the State to take whatever action was necessary to assure that every class was taught by a competent teacher, that every school was led by a competent principal and that every school has the resources to support an effective instructional program so that every child will have the opportunity to obtain a sound basic education. The Court did not order any more specific relief or direct the State to expend additional resources on the schools. However, the court held that if additional resources were necessary to provide students with effective teachers, principals and programs, then the State was obligated to find those resources. In May 2002, the State filed an expedited appeal of Section Four of the judgment to the Supreme Court of North Carolina but did not request a stay of Section Four.

         2. N. C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The court ruled in favor of the plaintiffs on December 14, 2001.

         In the order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the court directed that the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

         The trial court also declared "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school systems for the purpose of supporting local school technology plans. The order requires state agencies to remit civil fines and penalties directly to the local boards of education in the county in which the violation leading to the payment occurs for use in the boards' discretion.

         Finally, the court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by state agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

         For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

         3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

         The Adviser believes that the information summarized above described the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         SOUTH CAROLINA

The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the

Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of general fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of general fund revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 2001 expenditures exceeded revenues by $87.4 million and, as required by the above constitutional provisions, such amount was withdrawn from the General Reserve Fund to cover such shortfall. Accordingly, such withdrawal at year end left the General Reserve Fund balance at $60.5 million. In accordance with the provisions of the State Constitution, the General Reserve Fund must be restored within three years to its full funding amount of three percent (3%) of the State's Budgetary General Fund revenues for the latest completed fiscal year.

         The South Carolina General Assembly passed the Fiscal Year 2001-2002 Appropriations Act that enacted a balanced budget in the amount of $5,551.9 million with most of the new revenue being allocated to education.

         On October 18, 2001, the State Board of Economic Advisors reduced its Fiscal Year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the report of the State Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of four percent (4%) for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of Fiscal Year 2000-2001 allocations.

         On March 21, 2002, the State Board of Economic Advisors further reduced its Fiscal Year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the Fiscal Year 2001-2002 Appropriations Act contained approximately $16.5 million of appropriations for open-ended obligations which were required to be paid regardless of the revenue shortfall.

         The South Carolina General Assembly passed the Fiscal Year 2002-2003 Appropriations Act in the amount of $5,438.1 million which enacted a balanced budget for such fiscal year.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 2001, the State announced $5.278 billion in new and expanded economic development projects which added approximately 21,900 new jobs.



         In 2000, employment increased two and five-tenths percent (2.5%), while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for South Carolina in 2000 was three and nine-tenths percent (3.9%), while the unemployment rate in the United States was four percent (4%).

         A lawsuit, Ward v. State of South Carolina was filed as a class action suit arising from State action taken as result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891
(1989).

         In Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees.

         Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 which repealed the tax exemption for State retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State Retirement System. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of federal retirement benefits and damages in the form of repayment of taxes paid in prior years.

         In November, 2000, the South Carolina Supreme Court overturned a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. As a result of that ruling, Ward has been remanded to the trial court for further proceedings and as of the date hereof no decision has been rendered. Cross motions for summary judgment have been heard in the case and a ruling is pending. The State is pursuing its defense in Ward vigorously. The probability of a decision in Ward adverse to the State is not presently known. The State's latest estimated potential exposure in the event of an adverse decision in Ward is $100 million in refunds of previously paid taxes and $25 million annually in lost tax revenue in the future.

         Evans v. State of South Carolina. This action for breach of contract was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action. The South Carolina Supreme Court heard an appeal of the dismissal and reversed the trial court and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice.

         In light of the State Supreme Court's dismissal, the plaintiff elected to pursue an administrative remedy before the South Carolina Department of Revenue. The plaintiff's refund claim was denied and is now on appeal before an administrative law judge. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $25 million annually in lost tax revenue in the future.

         Wehle, et al. v. State of South Carolina. Two employees and an employer claiming that the South Carolina Retirement System wrongfully denied benefits to members of the South Carolina Retirement System and the Police Officer Retirement System filed this action in September, 2001. The plaintiffs allege that both Systems are over funded and have excess collections. The plaintiffs seek a declaratory judgment that a benefit was wrongfully denied and/or that excess contributions were collected and request that contributions be reduced in the future. The plaintiffs further seek a refund of over $2 billion to members and employers. The State believes that the Systems are providing retirement benefits and collecting contributions from employers and members in accordance with current State law. The State plans to vigorously defend its position.

         Abbeville County School District, et. al. v. The State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution, holding that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs have requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The court accepted the amended complaint. The State has filed a motion to dismiss the complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The State is pursuing its defense in Abbeville County School District vigorously. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State does not yet have an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The case is tentatively set for trial in May of 2003.

         In November, 2000, the State's electorate approved an amendment to the South Carolina Constitution to permit the implementation of a lottery. The amendment was ratified by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As ratified, revised Article XVII, Section 7 of the South Carolina Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder to be credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

         The lottery was initially projected to generate $150 million per year, net of operating expenses, for deposit into the Education Lottery Account. Through May 15, 2002, after approximately four months of operation, a total of $63 million, net of operating expenses, has been transferred to the Education Lottery Account, on gross sales of $257.8 million. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         TENNESSEE

         The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2001, the State of Tennessee's annual legal debt service limit of $534.7 million was well above the debt service required of $131.6 million, with a legal debt service margin of $403.1 million. Debt per capita equaled $189.78, and the ratio of net general long-term bonded debt to assessed property valuation was 1.39 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2001-02. For the past four years, Tennessee has used one-time revenues to balance its budget. Its reliance on non-recurring revenues to fund on-going budget expenses and its reliance on a narrow revenue stream have contributed to its budgetary problems. The Governor has proposed a number of measures to address the State's current budgetary problems. At least three state's income tax proposals have been discussed while others have proposed expanding and increasing the State's sales tax and assessing a statewide property tax. Others have proposed radically reducing the size of state government. The debate on how best to address the budgetary problems has been heated, and only recently has the State passed legislation which attempts to address its budgetary problems. Currently, the Assembly has authorized utilizing a variety of reserve funds, some of which were already dedicated for other purposes. As a result of these issues and the lack of any long-term solution, the three rating agencies have downgraded the State's credit rating to AA.

         Against this backdrop, the State has not introduced any significant new initiatives but has attempted to produce improvements in the State's education program and its own internal operations. Improving efficiencies in state government has been a goal, and through improvement in technologies, the State has been recognized as being an emerging leader in e-government capabilities.

         The economic outlook for Tennessee remains generally favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last three years. This growth created 14,670 new jobs in Tennessee for the year ended June 2001. As of June 2001, the State's unemployment rate was 4.5% under the national average of 4.7%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2001.

         On July 4, 2002, Governor Don Sundquist signed into law a revenue bill raising an estimated $923,235,000 in new revenue during fiscal year 2002-2003. As provided by the Controller of the Treasury of the State of Tennessee, the revenue sources and estimated new revenue to be generated in FY 2002-2003 and FY 2003-2004 are:



                              TAX CHANGE                                          FY 2002-2003           FY 2003-2004
                              ----------                                          ------------           ------------
Decouple state excise tax from federal regulations                                 $50,000,000            $50,000,000
---------------------------------------------------------------------------------------------------------------------
Increase excise tax from 6% to 6.5%*,**                                             77,400,000             51,600,000
---------------------------------------------------------------------------------------------------------------------
Increase wholesale tax on cigarettes by 7-cents a pack*                             32,818,000             34,245,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on other tobacco products by 10%*                           678,500                708,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on beer by 10%*                                           1,487,333              1,552,000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on wine by 10%*                                             596,083                622,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on spirits by 10%*                                        2,172,542              2,267,000
---------------------------------------------------------------------------------------------------------------------
Increase sales tax as a result of including tax in retail price*                     2,643,000              2,750,000
---------------------------------------------------------------------------------------------------------------------
Coin operated amusement tax effective 9/01/02                                        3,375,000              4,050,000
---------------------------------------------------------------------------------------------------------------------
Impose sales tax on vending machine sales*                                          16,675,000             17,400,000
---------------------------------------------------------------------------------------------------------------------
Increase local business taxes by 50% with the state retaining the                   63,333,000             63,333,000
increase
---------------------------------------------------------------------------------------------------------------------
Increase single article cap from $1,600 to $3,200. Increase taxed @
2.75%*                                                                              38,613,167             40,292,000
---------------------------------------------------------------------------------------------------------------------
Commercial vehicle registration fee changes effective 10/01/02                       8,101,000             10,814,000
---------------------------------------------------------------------------------------------------------------------
Increase professional privilege tax to $400 excluding state employees
from tax                                                                            24,946,200             24,946,200
---------------------------------------------------------------------------------------------------------------------
Increase in state sales tax rate from 6% to 7% (1% increase excludes
food)*                                                                             600,395,833            626,500,000
---------------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED INCREASE IN STATE REVENUES                                        $923,234,658           $931,079,000
---------------------------------------------------------------------------------------------------------------------


         *Effective date of implementation is July 15, 2002.

         **Corporations whose business year is the calendar year will pay the increased excise tax beginning on September 2002 for the previous quarter creating additional revenue to the State in calendar year 2002, fiscal year 2002-2003.

         There is an increase in recurring state expenditures of $1,258,000 and an increase in one-time expenditures of $704,000 to implement the provisions of the bill. With the passage of the operating budget, 22,000 furloughed state employees are returning to work.

         The new revenue is appropriated as follows:

         o $755 million will be used to fund services at last year's level;

         o $40 million will be spent for pay raises beginning January 1, 2003;

         o        $20 million will be deposited into the State's Rainy Day Fund;

         o        $42.2 million will be used to restore certain grants;

         o        $28 million will be spent on capital maintenance;

         o        $2.5 million for boll weevil eradication grants;

         o An unspecified amount to compensate state employees who took vacation time while on furlough during the partial shutdown of State government;

         o $1.258 million to implement the new tax legislation, plus $704,000 in one-time expenditures;

         o $400,000 to fund a 15-member tax-study commission whose work is to be completed by July 1, 2004.

         The General Assembly of the State of Tennessee also passed legislation authorizing the issuance of $127,265,000 in General Obligation debt. The authorization includes:

         o $47,165,000 for general purpose capital improvements and capital maintenance;

         o $3,100,000 for improvements to state office buildings through the Facilities Revolving Fund and;

         o $77,000,000 to the Department of Transportation for various highway and other transportation funds.



         It should be noted that no bonds have been issued for transportation purposes in the past fifteen years. However, one cannot assume that this practice will continue in the future.

         Because of the recent enactment of the revenue bill, it is not clear what effect it will have on Tennessee business. It is also not clear whether the legislative enactments will provide long-term solutions to the State's budgetary issues.

         TEXAS

         The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self operating and the debt may be issued without specific legislative action.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2001, the State's debt service ratio was 1.90 percent compared to 2.03 percent the previous year.

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for only 9.9 percent of the State's economy, while high technology industries comprise nearly as large a segment with 9.2 percent of the Texas gross state product. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 82 percent of total nonfarm employment and

88 percent of employment growth over the past five years. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 2001 exceeded $108 billion, down slightly from $112 billion in 2001. Still Texas export trade has more than doubled in real terms since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing and communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Over the past ten years, Texas added more jobs than any other state (1.9 million), accounting for more than 12 percent of the nation's total job growth. As of February 2002, Texas employment growth year-to-year was averaging
2.1 percent, compared to 1.6 percent nationwide. Until 2001, the State's unemployment rate fell every year since 1992. In December 2000, the moving average unemployment rate had fallen to its lowest point since 1974, at 3.7 percent. The unemployment rate has since risen, and the Texas Workforce Commission estimates that the annual unemployment rate for 2001 was 4.9 percent and that the unemployment rate in 2002 will be 5.5 percent. Recent turmoil in the energy and telecommunications industries could cause the actual unemployment rate to exceed this percentage.

         Most new jobs created in the year ending February 2002 were in the goods producing sectors, including construction, manufacturing and mining. Over most of the past three years construction has been the State's fastest growing source of jobs among major Texas industries. It has gradually slowed, and although still maintaining a fairly rapid rate of growth, has given way to mining over the past year. Manufacturing, a significant component of job growth in previous years, has been affected by weak domestic and international markets and has suffered a net loss of jobs from February 2001 through January 2002. The loss in electronics employment alone accounted for 32 percent of the State's lost manufacturing jobs over the past year. For the twelve years prior to February 2002, 44 percent of the net new jobs added to Texas employment rolls were in the service-oriented sectors. Despite the recent increase in the rate of unemployment, it is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services.

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2000, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2001. Sales tax, accounting for over 54 percent of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor vehicle sales/rentals and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1997, 1998, 1999, 2000 and 2001, the general revenue fund contained a cash surplus of approximately $2.685 billion, $3.330 billion, $4.337 billion, $3.843 billion and $4.963 billion, respectively.

         VIRGINIA

         Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. As of June 30, 2002, local government in the Commonwealth was comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995 and 2001 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. The General Fund balance fell by $661.2 million in fiscal year 2001, a decrease of 35.6 percent over fiscal year 2000. Tax revenues grew at a rate of
2.6 percent from fiscal 2000 to fiscal year 2001. Individual income and fiduciary tax revenue grew by 5.8 percent. Certain tax revenues experienced growth while others declined. Growth occurred in the form of a 3.2 percent increase in sales and use tax, and a 6.8 percent increase in premiums of insurance companies' tax. Declines occurred in Corporation Income Tax and Public Service Corporations Taxes by 35.7 percent and 10.3 percent, respectively. Overall revenue grew by 3.0 percent mainly in individual income tax revenues, and non-tax revenues grew by 13.7 percent. Overall expenditures grew at a rate of 9.4 percent in fiscal year 2001, compared to 9.8 percent in fiscal 2000. Individual and family service expenditures grew by $143.8 million, or 6.1 percent, while education expenditures grew by $266.8 million, or 6.8 percent. In addition, general government expenditures increased by $259.9 million or 32.1 percent.

         Of the June 30, 2001 balance, $715.6 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. The fiscal year 2002 contribution of $187.1 million to the Revenue Stabilization Fund is also reserved, while the appropriated amount is $163.1 million. In addition, $201.0 million was designated for reappropriation in fiscal year 2002. Thus, in total, $902.7 million was reserved or designated within the June 30, 2001 General Fund balance for the Revenue Stabilization Fund.

         In 2000, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 2000 population was approximately 7,078,515. According to the U.S. Department of Commerce, Bureau of Economic Analysis, the 2000 per capita income for the Commonwealth was $31,162. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.2% in 2000 compared to 4.0% nationally. Assessed value of locally taxed property exceeded $450 billion in 1999 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 and 2001. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         The General Assembly approves a biannual budget for the Commonwealth. On December 19, 2001, Governor Gilmore presented the 2002 Budget Bill (House Bill 30/Senate Bill 30) for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs, including Medicaid utilization and inflation, the Comprehensive Services Act, increased foster care and adoption payments, indigent care at academic health centers, and mental health facilities. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reductions for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

         On January 22, 2002, Governor Warner submitted executive amendments to the 2002 Budget Bill presented by his predecessor. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of nongeneral fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until FY 2005, and increasing the across-the-board cuts to seven percent in FY 2003 and eight percent in FY 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

         The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill will become effective on July 1, 2002 as Chapter 899, 2002 Acts of Assembly ("2002 Appropriation Act").

         While the information regarding the Commonwealth is presented as of the latest dates for which official information was available, the consequences of the general economic downturn that began in the spring of 2001 and the acceleration thereof that occurred as a result of the events of September 11, 2001 to employment in and the economy of the Commonwealth are not fully reflected in the data or discussion presented herein and such consequences are of indeterminate duration.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

             APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of July 5, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record ("R") or is known by the Trust to own beneficially ("B") 5% or more of any class of a Fund's outstanding shares) are shown below.


                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                              ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      SEAFIRST BANK                           7,214,561.30     67.31%   38.41%
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER              10,047.26      6.89%    0.05%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE          70,342.56     48.30%    0.37%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STUART K COLONNA TTEE                       9,168.90      6.29%    0.05%
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      1,919,400.68     93.51%   10.22%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                    1.73    100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                                NATIONS BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      COBATCO C/O SYNOVUS TRUST CO              273,384.92      7.10%    0.12%
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER              39,885.12     16.61%    0.02%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      SUMMERVILLE PEDIATRICS PA                  22,443.77      9.34%    0.01%
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          PROFIT SHARING PLAN
                                          312 MIDLAND PARKWAY
                                          SUMMERVILLE SC 29485-8114
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  12,376,491.74    5.40%    5.26%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      205,831,734.70   89.82%   87.55%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.05  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                               CALIFORNIA BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                57,476.42   11.74%    0.19%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W73-045080                      27,522.74    5.62%    0.09%
                                          STEG MFG CO
                                          2448 A HAMPTON DR
                                          VALENCIA CA 91355
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W75-610682                      33,923.05    6.93%    0.11%
                                          DENNIS REN YEON WONG
                                          1262 TAINAN PL
                                          SAN JOSE  CA 95131
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W78-051900                      70,792.35   14.46%    0.24%
                                          FLORA R FERGUSON, L ROSS TTEE
                                          TR A (THE FERGUSON SURVIVOR
                                          TRUST), U/A 4/24/79
                                          6975 VERDES RIDGE
                                          RANCHO PALOS VERDES CA 90275
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W79-059218                      33,732.75    6.89%    0.11%
                                          DORMAN TRUST
                                          JOHN C DORMAN
                                          U/A 04/21/1998
                                          328 20TH STREET
                                          SANTA MONICA CA 90402
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-075507                      28,614.79    5.84%    0.10%
                                          JOSE L MAZON
                                          NORMA MAZON
                                          1293 GAYWOOD ST
                                          SAN DIEGO CA 92154
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-168971                      35,745.66    7.30%    0.12%
                                          DUKEE KWON
                                          HEE CHOUL KWON
                                          22545 SKYLINE DR
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          YORBA LINDA CA 92887
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      8,287,869.25     99.99%   27.60%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                          CALIFORNIA TAX-EXEMPT RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC         63,120,306.83     16.08%    2.75%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                          FIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE            315,930,577.87     80.49%   13.76%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC         98,304,898.23     30.92%    4.28%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                     85,000,000.00     26.73%    3.70%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Capital                            R      CHARLES H & LINDA F BRANDES TTEES      19,715,017.91      6.20%    0.86%
                                          BRANDES FAMILY TRUST DATED 10/1/98
                                          P.O. BOX 535
                                          RANCHO SANTA FE CA 92067
-------------------------------------------------------------------------------------------------------------------
Capital                            B      SJC CAPITAL LLC                        67,859,161.17     21.34%    2.96%
                                          P O BOX 3131
                                          RANCHO SANTA FE CA  92067
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE            810,408,352.10     99.94%   35.30%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC          4,852,090.94     99.99%    0.21%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC        119,310,028.08     32.79%    5.20%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE             240,588,454.28    66.13%   10.48%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W80-004251                          1.21    10.79%    0.00%
                                          DUKEE KWON
                                          22545 SKYLINE DR.
                                          YORBA LINDA  CA 92887
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      STEPHENS INC                                    10.00    89.20%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                    10.00   100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC           2,358,550.04    99.99%    0.10%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Market                             R      STEPHENS INC                                    25.08   100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Service                            R      STEPHENS INC                                    25.08   100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                     360,333,022.61    89.26%   15.69%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERCANTILE SAFE DEP & TRUST CO TTEE        279,139.81     5.24%    0.56%
                                          CASE COMMUNICATIONS DEFINED BENEFIT
                                          PLAN   A/C# 3400306
                                          U/A DTD 05/28/1984
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # AK3-975494                     39,574.45     5.67%    0.08%
                                          WILLIAM ASHER
                                          15490 VENTURA BLVD # 210
                                          SHERMAN OAKS CA 91403
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-106100                     36,222.32     5.19%    0.07%
                                          BRUCE CROUCH TTEE
                                          BRUCE CROUCH TRUST
                                          U/A 12/6/89
                                          PO BOX 1390
                                          SUNSET BEACH  CA 90742
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      36,971,053.35    97.96%   73.67%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                     1.66   100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                                  CASH RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC       2,010,829,897.18    24.63%    2.52%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA                        781,240,000.00     9.57%    0.98%
                                          ATTN ROSEMARY ZUMBO
                                          CA4-704-05-21
                                          2000 CLAYTON RD 5TH FL
                                          CONCORD CA 94520-3275
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      HARE & CO, BANK OF NEW YORK            495,884,824.02     6.07%    0.62%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE             753,258,248.28     9.22%    0.94%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA NA AGENT FBO GLOBAL  2,815,664,860.75    34.49%    3.53%
                                          FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA SWP DISBURSEMENT NC    452,000,000.00     5.53%    0.57%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA LLC                  5,595,887,345.84    15.05%    7.01%
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA LLC                  6,096,657,607.03    16.40%    7.64%
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC       4,749,337,028.50    12.77%    5.95%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                   3,951,201,487.34    10.63%    4.95%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Capital                            B      THE BANK OF NEW YORK                 2,749,500,000.00     7.39%    3.45%
                                          AS AGENT FOR ITS SECURITIES
                                          LENDING CUSTOMERS
                                          32 OLD SLIP 15TH FL
                                          NEW YORK NY  10286
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE           5,084,438,315.03    38.13%    6.37%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL SERVICES CORP     6,076,942,825.17    45.57%    7.62%
                                          FBO OF OUR EXCULSIVE CUSTOMERS
                                          ATTN MUTUAL FUND DEPT-5 TH FLR
                                          ONE WORLD FINANCIAL CENTER
                                          200 LIBERTY ST FL FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Daily                              B      BANK OF AMERICA NA AGENT FBO GLOBAL  1,027,000,000.00     7.70%    1.29%
                                          FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202
-------------------------------------------------------------------------------------------------------------------
Institiutional                     B      BANK OF AMERICA NA                     870,140,333.35    22.11%    1.09%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC       2,074,075,666.49    52.70%    2.60%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      HARE & CO, BANK OF NEW YORK            225,579,656.99     5.73%    0.28%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                           ACCOUNT SHARES   % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS                OWNED        CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      SILICON VALLEY BANK                      665,871,821.97   16.92%    0.83%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC           671,144,206.26   14.00%    0.84%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      HARE & CO, BANK OF NEW YORK              289,231,848.98    6.03%    0.36%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE               847,070,536.55   17.67%    1.06%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor                           B      SILICON VALLEY BANK                    2,412,919,503.72   50.35%    3.02%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NATIONAL FINANCIAL FOR THE               373,883,212.19   86.97%    0.47%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANC OF AMERICA SECURITIES LLC               965,505.23   32.60%    0.00%
                                          209-06330-13 NC1-004-03-06
                                          200 NORTH COLLEGE ST 3rd FL
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W26-086770                      164,094.01    5.54%    0.00%
                                          COMBONI SISTERS US MISSIONARY
                                          SECRETARIAT
                                          1307 LAKESIDE AVE
                                          RICHMOND VA 23228
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W52-048305                      202,757.21    6.84%    0.00%
                                          CATHERINE R BECK
                                          RICHARD BECK
                                          3214 W 101 STREET
                                          LEAWOOD  KS 66206
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W79-107433                      200,202.11    6.76%    0.00%
                                          THOMAS L LARRY
                                          SUZANNE M LARRY
                                          243 HILLVIEW DR
                                          GOLETA CA 93117
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC         1,403,637,000.21   89.95%    1.76%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                           ACCOUNT SHARES    % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS                 OWNED        CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    3,810,000,000.00    97.76%   4.77%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Marsico                            B      SUNSTONE FINANCIAL GROUP INC AS AGT       21,908,506.83    99.99%   0.03%
                                          FOR MARISCO FUNDS INC
                                          803 W MICHIGAN ST SUITE A
                                          MILWAUKEE WI 53233-2301
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC      873,000,000.00    88.82%   1.09%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                     5,115,011,947.72    93.92%   6.41%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                CLASSIC VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                303,878.51    15.92%   0.76%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                334,648.84     8.44%   0.83%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                807,639.53    18.71%   2.02%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        29,381,824.58    98.37%  73.31%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                460,984.62    27.75%   0.90%
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE           119,609.03    7.20%    0.23%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       18,283,043.95   89.99%   35.56%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS BOND FUND                         1,604,979.02    7.90%    3.12%
                                          ATTN DEL LUCAS
                                          101 S TRYON ST
                                          NC1-002-12-01
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
                                              EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      A G EDWARDS & SONS INC FBO                   21,953.90    5.85%    0.82%
                                          OPTIK GROUP LLC
                                          A/C 0793-026358
                                          ONE NORTH JEFFERSON
                                          ST LOUIS MO  63103-2287
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      CHARLES SCHWAB & CO INC                     138,168.09   36.84%    5.17%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W52-693553                       1,476.83    5.01%    0.06%
                                          JOSEPH JAMES MULVANEY
                                          P O BOX 4703
                                          DES MOINES  IA 50306
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-379344                       3,279.12   11.14%    0.12%
                                          JULIE B WARD
                                          353 D AVE
                                          LAKE OSWEGO  OR 97034
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-471771                       2,219.63    7.54%    0.08%
                                          LAWSON LIVING TR
                                          ROBERT LAWSON
                                          U/A 03/13/1995
                                          1610 SW BROADWAY
                                          PORTLAND  OR 97201
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        1,624,895.41   79.03%   60.74%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                         270,247.13   13.14%   10.10%
                                          LIFEGOAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                          ACCOUNT SHARES   % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS                OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      2.43  100.00%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                             FINANCIAL SERVICES FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      JOHN W ZIMMERMAN &                            3,948.75   17.37%    0.69%
                                          MARY T ZIMMERMAN JTWROS
                                          809 CASTLE FOREST CT
                                          BALLWIN MO 63021
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W38-619981                       6,182.58   27.20%    1.08%
                                          NFS/FMTC IRA
                                          FBO RICHARD V FOLEA SR
                                          P O BOX 1130
                                          LUSBY MD 20657
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W53-060453                       2,490.29   10.95%    0.44%
                                          NFS/FMTC IRA
                                          FBO DAN R COLE
                                          430 BLANCHE DR
                                          ST CHARLES  MO 63303
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W76-073059                       5,399.57   23.76%    0.95%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO JACK C STEPHENS
                                          2733 WESTVILLE TRAIL
                                          COOL  CA 95614
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W77-422290                       1,490.17    6.55%    0.26%
                                          PAVEL HRMAAPT F234
                                          2455 GEORGE WASHINGTON WAY
                                          RICHLAND  WA 99352
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # 010-903060                       2,295.97    7.96%    0.40%
                                          NFS/FMTC IRA
                                          FBO DANIEL ROY SWEARINGEN
                                          14444 SE US HIGHWAY 301
                                          SUMMERFIELD FL 34491
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO  # W19-075787                       2,049.18    7.11%    0.36%
                                          INVERSIONES MAQUI LTD
                                          4103 CARRIAGE DR APT H2
                                          POMPANO BEACH  FL 33069
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W61-066508                       3,245.62   11.26%    0.57%
                                          LESLIE C DUNCAN TTEE
                                          LESLIE C DUNCAN TRUST
                                          U/A 3/3/95
                                          14621 HIGHLAND HARBOUR COURT
                                          FORT MYERS FL 33908
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W62-142166                       2,631.58    9.13%    0.46%
                                          JOSEPH VON HEDRICH
                                          2 OLD KINGS RD N
                                          PALM COAST  FL 32137
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W62-161144                       1,887.76    6.55%    0.33%
                                          NFS/FMTC ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                          ACCOUNT SHARES   % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS                OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          FBO LAURINE FOWLER
                                          PO BOX 353973
                                          PALM COAST FL 32135
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W74-119547                       2,868.07    9.95%    0.50%
                                          SON DU LAM
                                          NHAN Q LAM
                                          52 MARBLEHEAD LN
                                          NOVATO  CA 94949
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W78-052850                       3,371.87   11.69%    0.59%
                                          NFS/FMTC IRA
                                          FBO JOHN OLCESE
                                          41775 NAVARRE CT
                                          PALM DESERT CA 92260
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W82-142450                       2,430.13    8.43%    0.43%
                                          DAVID PARRI
                                          PO BOX 94077
                                          TUCSON AZ 85733
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      A G EDWARDS & SONS INC C/F                    2,004.11   45.50%    0.35%
                                          CHARLES F HECK
                                          ROLLOVER IRA ACCOUNT
                                          816 RENDERER
                                          WARSON WOODS MO  63122-1646
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      A G EDWARDS & SONS INC C/F                      978.92   22.22%    0.17%
                                          JOHN G LAMBRECHT
                                          IRA ACCOUNT
                                          3420 WILKINSON WOODS DR
                                          SARASOTA FL  34231-8663
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W19-660051                       1,420.04   32.24%    0.25%
                                          MAN CON INCORPORATED TTEE
                                          PROFIT SHARING PLAN & TRUST
                                          3460 SW 11TH ST
                                          DEERFIELD BCH FL 33442
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BACAP ALTERNATIVE ADVISORS INC              500,555.00   97.24%   87.72%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
                                          FLORIDA INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W19-124273                      64,045.95    7.01%    0.29%
                                          ELIZABETH M GEDDES
                                          GORDON L GEDDES
                                          7311 PIMLICO LN
                                          PARKLAND  FL 33067
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                44,953.49    6.73%    0.21%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      DONALDSON LUFKIN JENRETTE                    34,304.51   14.46%    0.16%
                                          SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               99,609.88    42.00%    0.46%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W16-038695                     37,944.14    16.00%    0.17%
                                          ARNOLD P ROSEN
                                          MURIEL S ROSEN
                                          NANCY R SCHAFFEL
                                          9999 COLLINS AVE APT 18B
                                          BAL HARBOR  FL 33154
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W67-678635                     14,117.97     5.95%    0.06%
                                          CARL N TASEFF
                                          LUCILLE C TASEFF
                                          2548 BAY POINTE DR
                                          WESTON  FL 33327
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      19,949,116.46    99.75%   91.44%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                FLORIDA BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               17,184.15    40.31%    0.13%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W65-141259                     10,040.50    23.55%    0.08%
                                          MARVIN L PALES
                                          637 GREEN COVE TERRACE
                                          UNIT 133
                                          ALTAMONTE SPRINGS FL 33714
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      RAYMOND JAMES & ASSOC INC                   15,075.38    35.36%    0.12%
                                          FBO PARMER,FW&A
                                          BIN# 50100337
                                          880 CARILLON PKWY
                                          ST PETERSBURG  FL 33716
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       7,352,793.32    99.99%   57.13%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                          GEORGIA INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      FIRST CLEARING CORPORATION                 168,353.92    11.99%    0.99%
                                          A/C 5941-4811
                                          LYLES W SANDERS &
                                          MARY C SANDERS JT/WROS
                                          2305 WELTON PL
                                          DUNWOODY GA 30338-5344
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W14-004162                     95,127.11     6.77%    0.56%
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          ALICE HINTON RAY
                                          P O BOX 415
                                          DACULA  GA 30019
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W14-086592                     80,335.08     5.72%    0.47%
                                          JAMES T WILLOUGHBY
                                          451 CHESTNUT HILL RD
                                          MARIETTA  GA 30064
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      FIRST CLEARING CORPORATION                 254,882.29    20.19%    1.49%
                                          A/C 2110-7902
                                          DERST INVESTMENTS LP
                                          258 VARN DR
                                          SAVANNAH GA 31405-5469
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               22,137.91     7.99%    0.13%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # N23-542849                     18,433.18     6.65%    0.11%
                                          ANNA L BROOKINS
                                          3214 MARICOPA DR
                                          COLUMBUS  GA 31907
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W14-005215                     18,578.15     6.70%    0.11%
                                          ROBERT NETOLICKA
                                          MARIA D KITTEL NETOLICKA
                                          340 PINE VALLEY ROAD
                                          MARIETTA  GA 30067
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W14-132438                     79,694.02    28.77%    0.47%
                                          AARON F PASS
                                          LYNNELL L PASS
                                          4921 HOLLAND VIEW DRIVE
                                          FLOWERY BRANCH  GA 30542
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W14-652571                     50,561.43    18.25%    0.30%
                                          LETTY C CAGLE
                                          DOUGLAS CAGLE
                                          APT 318 8592 ROSWELL RD
                                          ATLANTA  GA 30350
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      PAINEWEBBER FOR THE BENEFIT OF              18,309.37     6.61%    0.11%
                                          KAY S COLLINS
                                          1512 NORTH CHENEY DR
                                          VIDALIA GA 30474-4322
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      14,122,322.85    99.98%   82.75%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                GLOBAL VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            2,389,225.38    50.59%   13.50%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      PAINEWEBBER FOR THE BENEFIT OF             293,367.08     6.21%    1.66%
                                          FRANK STABILE
                                          84 PASCAL LN
                                          AUSTIN TX 78746-2552
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER              562,555.87    30.72%    3.18%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER            1,682,660.68    34.94%    9.51%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       4,441,086.66    70.03%   25.10%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      DONALDSON LUFKIN JENRETTE                1,107,027.73    17.45%    6.26%
                                          SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998
-------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC         648,499,011.43    63.30%   12.66%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE             263,021,451.60    25.67%    5.13%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC         917,203,606.14    60.16%   17.90%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      HARTFORD LIFE INSURANCE CO             140,267,554.12     9.20%    2.74%
                                          SERIES II WAMCO FIXED INCOME
                                          MORTGAGE BACKED DIVISION
                                          ATTN JOHN PADDEN
                                          200 HOPMEADOW ST A-3
                                          SIMSBURY CT 06089
-------------------------------------------------------------------------------------------------------------------
Capital                            B      LONE STAR TECHNOLOGIES INC             134,544,583.09     8.82%    2.63%
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          ATTN CHARLES J KESZLER
                                          PO BOX 803546
                                          DALLAS TX 75380-3546
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE             310,914,850.31    99.45%    6.07%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC          94,013,247.23    79.92%    1.84%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANK OF AMERICA NA                      23,612,431.60    20.07%    0.46%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC         281,438,219.24    30.03%    5.49%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE             617,066,688.52    65.85%   12.04%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NATIONAL FINANCIAL FOR THE               5,710,146.91    82.16%    0.11%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      TWINSTAR INVESTMENTS LP                    401,818.02     5.78%    0.01%
                                          58 BROAD STREET RD
                                          103 SABOT PARK
                                          MANAKIN SABOT VA 23103
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      DEAN WITTER FOR THE BENEFIT OF             358,098.16    17.64%    0.01%
                                          CARYL S BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      DEAN WITTER FOR THE BENEFIT OF             265,399.28    13.07%    0.01%
                                          GEORGE K BERNSTEIN TRUST
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W67-626333                    385,909.93    19.01%    0.01%
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          CARLOS EXPOSITO
                                          40 NW 124 AVE
                                          MIAMI  FL 33182
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W65-140643                    983,403.85    99.99%    0.02%
                                          THE JOHNNIE EILEEN CORDELL BREED
                                          JOHNNIE C BREED TTEE
                                          C/O TRANSCOR INC.
                                          7758 BAYMEADOWS WAY STE 108
                                          JACKSONVILLE FL 32256
------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC          99,823,062.35    62.61%    1.95%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANK OF AMERICA SWP DISBURSEMENT NC     33,000,000.00    20.70%    0.64%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      QUINTANA MINERALS CORP                   9,065,000.23     5.68%    0.18%
                                          601 JEFFERSON SUITE 3600
                                          HOUSTON TX 77002
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      WRANGLER HOLDINGS LLC                   12,310,268.27     7.72%    0.24%
                                          ATTN ROBERT CHAMBERS
                                          300 CRESCENT COURT STE 1000
                                          DALLAS TX 75201
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    577,000,000.00    99.99%   11.26%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC     42,000,000.00    99.99%    0.82%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                     408,341,336.38    97.68%    7.97%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                            GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      UNION BANK TRUST NOMINEE                   276,233.73     5.02%    1.02%
                                          FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          SAN DIEGO CA 92186-5484
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                15,676.62    8.18%    0.06%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W53-678562                      19,399.14   10.12%    0.07%
                                          RUTH LEE PAAR
                                          750 WEBSTER
                                          WARSAW  IL 62379
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W53-710237                      10,109.32    5.27%    0.04%
                                          NFSC/FMTC IRA
                                          FBO MILDRED DELUCA
                                          5512 COLUMBIA AV
                                          SAINT LOUIS  MO 63139
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W78-031712                      10,126.11    5.28%    0.04%
                                          JAMES E LEMON TTEE
                                          JANE H LEMON TRUST
                                          U/A 7/14/00
                                          1141 CLAIBORNE DRIVE
                                          LONG BEACH CA 90807
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-168254                      20,119.57   10.50%    0.07%
                                          ANNA M BLEDSOE
                                          1626 LAUREL RD
                                          OCEANSIDE CA 92054
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W81-052370                      12,151.44    6.34%    0.05%
                                          ALOYSIUS R POH
                                          NFS/FMTC IRA
                                          THE BAYSHORE
                                          34 BAYSHORE ROAD #03 05
                                          SINGAPORE
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       15,731,369.11   98.06%   58.32%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      2.20  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                               HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANC OF AMERICA SECURITIES LLC              799,463.31   14.58%    1.84%
                                          510-05562-15
                                          NC1-004-03-06
                                          200 NORTH COLLEGE ST 3rd FL
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER               476,084.30    8.68%    1.10%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W74-755850                     293,373.20    5.35%    0.68%
                                          ROLF F ILLSLEY TTEE
                                          OF THE ROLF F ILLSLEY 1995 REV
                                          TR, U/A 11/16/95
                                          P O BOX 2804
                                          SANTA ROSACA 95405
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W76-007692                     755,323.06   13.78%    1.74%
                                          LARRY A SHEHADEY
                                          1451 W ROBINWOOD LANE
                                          FRESNO  CA 93711
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               295,208.59   12.68%    0.68%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       24,817,398.65   93.95%   57.26%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                              INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                        2,041,990.25   32.18%    5.21%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      SEAFIRST BANK                             2,834,804.05   44.68%    7.23%
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                54,257.18    6.24%    0.14%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               109,857.40   35.07%    0.28%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-385131                      16,205.62    5.17%    0.04%
                                          MORGAN GALAZIA PER REP
                                          EST ROBERT M WALSH
                                          1100 CURLEW RD LOT 215
                                          DUNEDIN FL 34698
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-712183                      15,672.90    5.00%    0.04%
                                          DOROTHY I BROTHERSON
                                          ROBERT E BROTHERSON SR
                                          613 S RACE RD
                                          COUPVILLE WA 98239
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       31,654,160.90   99.88%   80.73%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                         INTERMEDIATE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W77-383864                     186,751.67    5.87%    0.15%
                                          ROSARIA P HAUGLAND
                                          2233 LASATER BLVD
                                          EUGENE OR 97405
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      WARREN K MONTOURI TTEE                      385,569.79   12.12%    0.32%
                                          WARREN K MONTOURI TRUST
                                          U/A DTD 10/08/97
                                          2440 VIRGINIA AVE NW STE 100
                                          WASHINGTON DC 20037-2601
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      WILBRANCH & CO                              311,904.77    9.80%    0.26%
                                          PO BOX 2887
                                          WILSON NC 27894-2887
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W15-626244                      28,295.26    6.21%    0.02%
                                          ROBERT J EVANS
                                          OLLIE P EVANS
                                          MARY HELEN SCHULTE
                                          255 WEATHERLY CLUB DR
                                          ALABASTER AL 35007
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W27-071226                      24,835.74    5.45%    0.02%
                                          JAMES H CROSSINGHAM
                                          HELEN H CROSSINGHAM
                                          PO BOX 588
                                          MT AIRY  NC 27030
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                78,861.20   30.06%    0.07%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-336394                      14,851.61    5.66%    0.01%
                                          M A PROCTOR
                                          BETTY JANE PROCTOR
                                          303 2ND ST S #C-7
                                          KIRKLAND WA 98033
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-352160                      50,014.10   19.06%    0.04%
                                          GLENDA N MACMAHON
                                          PO BOX 44667
                                          TACOMA WA 98444
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      SWS SECURITIES FBO                           24,829.10    9.46%    0.02%
                                          SHELDON KLEIN
                                          P O BOX 509002
                                          DALLAS TX 75250-9002
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      115,946,572.32   98.91%   95.72%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                          194,004.18    5.42%    0.38%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      E LARRY FONTS TTEE FBO                        7,285.00    5.87%    0.01%
                                          CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1200 MAIN ST  SUITE 125
                                          DALLAS TX 75202
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      JAMES HIGHTOWER ART HIGHTOWER AND             8,488.74    6.84%    0.02%
                                          WLLIAM HIGHTOWER TTEES FBO
                                          HIGHTOWER CONSTRUCTION CO INC
                                          401K PROFIT SHARING PLAN
                                          P O BOX 1369
                                          GOOSE CREEK SC 29445
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                46,415.85   37.44%    0.09%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      TATSUSHI T KUBO, MAX W DAHLGREN,              6,907.61    5.57%    0.01%
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   8,914,748.84   19.37%   17.68%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       34,294,356.89   74.52%   68.03%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.39   44.55%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.74   55.44%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANKERS TRUST AS TRUSTEE FBO              2,752,813.84    5.10%    1.19%
                                          HARRIS CORPORATION RETIREMENT PLAN
                                          INTERNATIONAL VALUE FUND
                                          1025 W NASA BLVD
                                          MS17
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          MELBOURNE FL 32919
-------------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      CHARLES SCHWAB & CO INC                   8,843,231.41   16.38%    3.83%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            13,316,286.90   24.67%    5.76%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER             1,136,965.55   14.90%    0.49%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             3,589,941.44   31.44%    1.55%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      103,479,235.09   65.52%   44.79%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                  21,460,206.50   13.58%    9.29%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.50  100.00%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                           KANSAS MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      GTRUST                                       15,459.52    9.41%    0.17%
                                          PO BOX 2127
                                          TOPEKA KS 66601-2127
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      JARNAT                                       31,686.48   19.29%    0.34%
                                          C/O FIRST NATIONAL BANK
                                          PO BOX 545
                                          WINFIELD KS 67156
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # STL-741647                      17,155.88   10.44%    0.18%
                                          VIRGINIA FALCONE LANG TTEE
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          VIRGINIA FALCONE LANG REV TRT
                                          8813 W 142ND PLACE
                                          OVERLAND PARK  KS 66221
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W52-003573                      24,799.02   15.10%    0.27%
                                          V. KATHERYN COPELAND REVOCABLE T V
                                          KATHERYN COPELAND
                                          U/A 11/30/90
                                          14431 SIEFKES CT
                                          WICHITA KS 67230
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W52-044210                      10,538.46    6.41%    0.11%
                                          NORMA H DETHLEFSEN TTEE
                                          NORMA H DETHLEFSEN LIVING TRUS
                                          U/A 10/30/92
                                          400 S MARTINSON #214
                                          WICHITA  KS 67213
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W52-044652                      24,360.62   14.83%    0.26%
                                          DOUGLAS J TERNES
                                          12011 HICKORY LN
                                          WICHITA  KS 67235
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # X33-189804                      14,969.36    9.11%    0.16%
                                          JAMES R PAULSEN
                                          JANET S PAULSEN
                                          811 E 6TH ST
                                          GOODLAND  KS 67735-2111
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W52-007030                       2,467.35   99.95%    0.03%
                                          JOAN BERNS TTEE
                                          JOAN BERNS REVOCABLE TRUST
                                          U/A 9/23/96
                                          412 N VINE
                                          PEABODY  KS 66866
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                      1.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        9,130,938.46   99.99%   98.21%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                               LARGECAP INDEX FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      DIVERSIFIED INVESTMENT ADVISORS              93,077.57    5.90%    0.16%
                                          ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  36,463,261.14   64.30%   62.57%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       19,620,692.65   34.60%   33.67%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      0.82  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                               LARGECAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # EMP-157805                       4,963.61    7.52%    0.18%
                                          NFS/FMTC IRA
                                          FBO SARAH C MCGAUGHY
                                          110 IDORA AVE
                                          SAN FRANCISCO  CA 94127
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W66-272698                       5,937.53    8.99%    0.22%
                                          WILLIAM A NAFF TTEE
                                          NAFF AND ASSOC INC MNY PRCHSE
                                          PEN PL
                                          330 SW WASHINGTON ST  #103
                                          PEORIA  IL 61602
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W76-072435                       7,435.81   11.26%    0.27%
                                          MARY LOU COLLINS
                                          12565 MESA DRIVE
                                          MADERA CA 93638
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W76-073059                       5,330.49    8.07%    0.19%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO JACK C STEPHENS
                                          2733 WESTVILLE TRAIL
                                          COOL  CA 95614
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W79-068080                      11,235.63   17.02%    0.41%
                                          MATHIEU IVSIC
                                          1350 DEVLIN DR
                                          LOS ANGELES CA 90069
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W32-092878                       4,705.94    7.98%    0.17%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO EDWARD W OSTAN JR
                                          7846 10TH AVE S
                                          ST PETERSBURG  FL 33707
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W61-157872                       4,575.97    7.76%    0.17%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO JAMES H WAGSTAFF JR
                                          3240 GULF OF MEXICO DR #404
                                          LONGBOAT KEY FL 34228
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W61-157899                       5,264.66    8.93%    0.19%
                                          NFS/FMTC IRA
                                          FBO KATHLEEN J BARRON
                                          15 B HAWTHORNE VILLAGE
                                          FRANKLIN  MA 02038
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W78-055727                       4,127.35    7.00%    0.15%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO JOHN G KELLY
                                          4703 DUNROBIN AVE
                                          LAKEWOOD CA 90713
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO  # W79-048380                       2,998.05    5.08%    0.11%

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          CHRISTOPHER A KEYSER TTEE
                                          MAD BEN PRODUCTIONS DEFND
                                          BENEFIT TR
                                          1784 WESTRIDGE RD
                                          LOS ANGELES CA 90049
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W26-086517                       1,834.29   58.59%    0.07%
                                          WILLIAM S GREEN TRUST
                                          ROBERT W GREEN
                                          U/A 08/28/01
                                          111 PARADISE PT
                                          GRAFTON VA 23692
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-731650                         213.52    6.82%    0.01%
                                          ANETH C SULLIVAN TTEE
                                          OF THE ANETH C SULLIVAN LIVING
                                          TR, U/A 8/27/91
                                          2780 RUTGERS AV
                                          LONG BEACH CA 90815
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W80-847488                         193.51    6.18%    0.01%
                                          NFSC/FMTC IRA
                                          FBO MARLENE MARIE LAMASTER
                                          2932 PEMBA DR
                                          COSTA MESA CA 92626
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W82-141089                         316.97   10.12%    0.01%
                                          VIRGINIA  H GEFFRE
                                          VIRGINIA H GEFFRE
                                          1214 W MALIBU DR
                                          TEMPE AZ 85282
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO W80-860069                          1,423.83   45.48%    0.05%
                                          NFSC FMTC IRA
                                          FBO EVELYN H CREMER
                                          8816 YUBA CIR APT 1111C
                                          HUNTINGTON BEACH CA 92646-8711
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANC OF AMERICA ADVISORS LLC                502,022.30   19.09%   18.20%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        2,127,008.11   80.90%   77.09%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                        LIFEGOAL BALANCED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      STATE STREET BANK & TRUST CO TTEE           176,288.12   10.81%    0.69%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE           148,154.76   33.06%    0.58%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  17,291,584.50   92.37%   68.00%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      DIVERSIFIED INVESTMENT ADVISORS           1,275,617.31    6.81%    5.02%
                                          ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST ROLLOVER IRA FBO                    28,013.80   85.35%    0.11%
                                          MICHAEL CARDELINO
                                          1712 FLATWOOD DRIVE
                                          FLOWER MOUND TX 75028
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST SEP IRA FBO                          4,798.89   14.62%    0.02%
                                          RONALD E ROSS
                                          4004 NEW TOWN RD
                                          WAXHAW NC  28173-9759
-------------------------------------------------------------------------------------------------------------------
                                            LIFEGOAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE           104,013.90   29.11%    0.81%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   6,942,215.24   96.76%   54.30%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST IRA FBO                                698.41   99.79%    0.01%
                                          FRANK W TIMPA
                                          PO BOX 612
                                          FORT MYERS FL  33902-0000
-------------------------------------------------------------------------------------------------------------------
                                        LIFEGOAL INCOME & GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      DIVERSIFIED INVESTMENT ADVISORS              77,450.93   13.77%    1.49%
                                          ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W53-028258                      37,840.44    6.73%    0.73%
                                          P A NILSEN
                                          FLORA M NILSEN
                                          1601 S FORT AVE APT 229
                                          SPRINGFIELD MO 65807
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      STATE STREET BANK & TRUST CO TTEE            49,440.77    8.79%    0.95%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                14,541.95    5.83%    0.28%
                                          & SMITH INC  FOR THE SOLE BENEFIT

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W78-096970                        30,652.75   12.30%    0.59%
                                          VICTOR P FLEMING
                                          1623 ROSEGLEN AVE
                                          SAN PEDRO CA 90731
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE            83,505.47   33.51%    1.61%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   2,509,886.58   99.06%   48.28%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA/TX4-213-06-14
                                          PO BOX 2518
                                          HOUSTON TX 77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.24  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                                MANAGED INDEX FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MUIR & CO                                   160,947.26    8.51%    1.02%
                                          C/O FROST NATIONAL BANK
                                          PO BOX 2479
                                          SAN ANTONIO TX 78298-2479
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       11,952,298.20   85.59%   75.39%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      THE NORTHERN TRUST COMPANY                  984,646.48    7.05%    6.21%
                                          FBO AVIS RENT A CAR SYSTEMS PENSION
                                          PO BOX 92956
                                          CHICAGO IL 60675
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.37  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201
-------------------------------------------------------------------------------------------------------------------
                                            MARSICO 21ST CENTURY FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER               187,066.84    9.67%    2.13%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER               293,045.12    5.02%    3.33%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               152,340.07   26.48%    1.73%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                          438,995.38   99.82%    4.99%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                              MARSICO FOCUSED EQUITIES FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      CHARLES SCHWAB & CO INC                   2,336,477.96    7.17%    2.11%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            13,762,206.51   42.24%   12.45%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER             6,865,595.75   15.93%    6.21%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             6,799,143.54   54.97%    6.15%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   7,371,589.00   32.83%    6.67%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA/TX4-213-06-14
                                          PO BOX 2518
                                          HOUSTON TX 77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        9,422,901.36   41.96%    8.53%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                   1,588,223.50    7.07%    1.44%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,663,104.78    7.40%    1.50%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,667,111.25    7.42%    1.51%
                                          LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.47  100.00%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201
-------------------------------------------------------------------------------------------------------------------
                                               MARSICO GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            12,962,874.64   77.03%   34.94%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER             1,389,184.54    9.97%    3.74%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             1,444,593.46   57.87%    3.89%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        3,411,969.41   88.20%    9.20%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                     320,359.97    8.28%    0.86%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.60  100.00%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                     MARSICO INTERNATIONAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                78,388.30   40.74%    5.47%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W75-017418                        10,070.49    5.23%    0.70%
                                          STEPHEN G DILLY
                                          LYNETTE DILLY
                                          500 REMILLARD DRIVE
                                          HILLSBOROUGH CA 94010
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                68,196.80   28.01%    4.76%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      FISERV CORRESPONDENT SVC                      7,190.48    6.85%    0.50%
                                          FAO MONTSDEOCA RANCH INC
                                          ATTN: JUDY BRONSON
                                          PO BOX 206
                                          LORIDA FL 33857
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                55,560.08   52.97%    3.88%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      RAYMOND JAMES & ASSOC INC CSDN                5,829.55    5.55%    0.41%
                                          LOUIS B PAUL IRA
                                          4 WIMBLEDON CT APT 203
                                          HILTON HEAD ISLAND SC
                                          29928-5572533
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                          730,407.39   82.07%   51.01%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          R      STEPHENS GROUP INC                          150,000.00   16.85%   10.48%
                                          ATTN JOLENE JOHNSON
                                          111 CENTER ST
                                          LITTLE ROCK AR 72201
-------------------------------------------------------------------------------------------------------------------
                                         MARYLAND INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W13-061581                       359,113.87   15.83%    1.63%
                                          ROBERT GLADSTONE
                                          LESLIE GLADSTONE
                                          2468 BELMONT RD NW
                                          WASHINGTON DC 20008
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W13-640379                       165,498.68    7.29%    0.75%
                                          CAROL C CHILDS
                                          PETER W HOUSE
                                          4210 LEEWARD PL
                                          BETHESDA MD 20816
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                32,097.97   17.29%    0.15%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W13-776971                         9,579.96    5.16%    0.04%
                                          ELIZABETH W NICHOLSON
                                          408 GREAT FALLS ROAD
                                          ROCKVILLE MD 20850
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W38-028541                        21,076.83   11.35%    0.10%
                                          ELIZABETH GREGORY
                                          PO BOX 2327
                                          OCEAN CITY MD 21843
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W38-081264                        46,390.25   24.99%    0.21%
                                          DOUGLAS S GOODWIN REVOCABLE TRUS
                                          DOUGLAS S GOODWIN
                                          U/A 02/09/01
                                          2224 CREST ROAD
                                          BALTIMORE  MD 21209
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W38-636932                        46,240.61   24.91%    0.21%
                                          JOSEPH J HOCK III
                                          GLORIA D HOCK
                                          1342 ASTER DR
                                          GLEN BURNIE MD 21061
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       17,375,325.86   99.73%   79.05%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANK OF AMERICA NA                           29,427.74   94.83%   79.65%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                17,381.27   10.71%    0.06%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      TATSUSHI T KUBO, MAX W DAHLGREN,             13,785.05    6.32%    0.04%
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808
-------------------------------------------------------------------------------------------------------------------
Primary A                          R      STEPHENS INC                             39,059,688.20  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Primary B                          B      NFSC FEBO #W25-059382                             1.03    5.01%    0.03%

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040
-------------------------------------------------------------------------------------------------------------------
                                                MIDCAP INDEX FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W32-074136                        16,013.16    8.01%    0.02%
                                          WILLIAM J MEURER
                                          FMT CO TTEE NFRP PS
                                          16215 TALAVERA DE AVILA
                                          TAMPA FL 33613
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W38-068063                        11,018.91    5.51%    0.01%
                                          ABBY ALT GODDARD TTEE
                                          ABBY LYNN ALT 1997 CRUT
                                          U/A 4/16/97
                                          16000 GREENWOOD RD
                                          MONTE SERENO CA 95030
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  27,996,459.59   28.35%   28.30%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA/TX4-213-06-14
                                          PO BOX 2518
                                          HOUSTON TX 77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       70,200,497.80   71.10%   70.96%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                MIDCAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                           30,289.35   17.24%    0.17%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W79-068080                        10,352.24    5.89%    0.06%
                                          MATHIEU IVSIC
                                          1350 DEVLIN DR
                                          LOS ANGELES CA 90069
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 4,412.39   22.23%    0.02%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W53-662607                         3,149.93   15.87%    0.02%
                                          J ROBERT COPPER TTEE
                                          J ROBERT COPPER TRUST
                                          U/A 9/15/94
                                          5777 GENE SARAZEN DR
                                          BRASELTON  GA 30517
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W75-069299                         4,032.83   20.31%    0.02%
                                          ALLISON E N METZ TTEE
                                          METZ FAMILY LIVING TRUST
                                          U/A 1/21/99

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          325 LANSDALE AVE
                                          SAN FRANCISCO CA 94127
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W80-099732                         1,564.20    7.88%    0.01%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO HUSSAM MIHTAR MD
                                          13951 UMBRIA WAY
                                          POWAY CA 92064
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W80-099830                         1,191.53    6.00%    0.01%
                                          NFS/FMTC SEP IRA
                                          FBO HUSSAM MIHTAR MD
                                          13951 UMBRIA WAY
                                          POWAY CA 92064
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       15,678,887.23   88.28%   86.64%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,222,977.53    6.88%    6.76%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
                                              MONEY MARKET RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC          501,885,157.14   61.37%    3.58%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      HARE & CO, BANK OF NEW YORK             242,028,876.76   29.59%    1.73%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC         3,906,629,035.65  36.90%   27.86%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      HARE & CO, BANK OF NEW YORK            2,395,771,297.69  22.63%   17.09%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Capital                            B      US BANK CORP TRUST SERVICES            1,117,596,793.37  10.55%    7.97%
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          PO BOX 1787
                                          MILWAUKEE WI 53201
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE                4,520,625.05   99.96%    0.03%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC          352,223,777.71   76.12%    2.51%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Instl                              B      ED FUND                                  31,301,630.88    6.76%    0.22%
                                          ATTN: JAIME FLORES, MANAGER
                                          P.O. BOX 419038
                                          RANCHO CORDOVA CA 95741
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANK OF OKLAHOMA NA AS TRUSTEE            7,500,000.00   15.58%    0.05%
                                          FOR THE CREEK COUNTY HOME FINANCE
                                          AUTHORITY
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD SUITE 800
                                          BEVERLY HILLS CA 90212
-------------------------------------------------------------------------------------------------------------------
Investor                           B      CHASE MANHATTAN TRUST CO                 26,375,000.00   54.80%    0.19%
                                          TRUSTEE FOR NKY
                                          SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212
-------------------------------------------------------------------------------------------------------------------
Investor                           B      THE BANK OF NEW YORK CO OF FL AS          5,139,134.00   10.67%    0.04%
                                          TTEE FOR CAPITAL AREA HOUSING
                                          FINANCE CORP SER 2000-1
                                          ATTN PEG MAKOWSKI
                                          600 NORTH PEARL ST STE 420
                                          DALLAS TX 75201
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #APX-212474                       235,775.19   48.69%    0.00%
                                          RONALD COHN
                                          869 ROSECRANS STREET
                                          SAN DIEGO CA 92106
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W23-049930                        26,801.07    5.53%    0.00%
                                          VINCENT L VISOSKY
                                          5715 CHAMPIONS GLEN
                                          HOUSTON TX 77069
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W67-611476                       125,638.07   25.94%    0.00%
                                          AIDA K DE ARAB COHEN
                                          19018 N W 77 PLACE
                                          MIAMI FL 33015
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W76-051594                        24,321.29    5.02%    0.00%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO PATRICIA M MCELROY
                                          PO BOX 7793
                                          CITRUS HEIGHTS CA 95621
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC          499,459,695.31   98.77%    3.56%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    1,337,500,000.00  99.99%    9.54%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC     133,000,000.00   98.66%    0.95%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                       36,723,683.05   32.33%    0.26%
                                          AS SECURED PARTY COLLATERAL ACCOUNT
                                          FOR WORLDCOM INC
                                          ATTN ACCOUNTING
                                          500 CLINTON CENTER DR
                                          CLINTON MS 39056
-------------------------------------------------------------------------------------------------------------------
Trust                              B      US BANK CORP TRUST SERVICES              76,155,896.89   67.04%    0.54%
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          PO BOX 1787
                                          MILWAUKEE WI 53201
-------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W77-013960                       244,160.02    5.77%    0.31%
                                          RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE WA 98004
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      WELLS FARGO INVESTMENTS LLC                 284,219.15    6.72%    0.36%
                                          A/C 7742-3276
                                          608 SECOND AVENUE SOUTH 8TH FL
                                          MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                11,626.88    7.99%    0.01%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W23-056383                        14,022.78    9.63%    0.02%
                                          KAREN I EINDORF
                                          OCTAVIO MARQUEZ
                                          58 E SUNDANCE CIR
                                          SPRING TX 77382
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      PRUDENTIAL SECURITIES INC. FBO               11,952.37    8.21%    0.02%
                                          MR EMMET DAVID GELHOT
                                          5630 OLEATHA AVE
                                          SAINT LOUIS MO 63139-1504
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      RAYMOND JAMES & ASSOC INC                     7,434.68    5.10%    0.01%
                                          FBO SAPPINGTON/
                                          BIN# 53902768

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          880 CARILLON PKWY
                                          ST PETERSBURG FL 33716
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      SWS SECURITIES FBO                           22,964.56   15.78%    0.03%
                                          SHELDON KLEIN
                                          PO BOX 509002
                                          DALLAS TX 75250-9002
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       71,464,597.47   97.90%   91.27%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                MUNICIPAL RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC           91,473,245.53   52.17%    3.59%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE               72,691,909.87   41.46%    2.86%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC          227,350,838.57   29.37%    8.93%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
                                   B      BANK OF AMERICA NA                      395,505,457.02   51.10%   15.54%
Capital                                   ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                   B      NATIONAL FINANCIAL FOR THE              623,400,413.85   99.99%   24.49%
Daily                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC           58,102,212.38   44.56%    2.28%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANK OF AMERICA NA                       72,284,194.03   55.43%    2.84%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC           38,525,934.10   36.44%    1.51%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE               66,149,496.75   62.58%    2.60%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO #W26-738484                        11,426.58   22.45%    0.00%
                                          BARBARA C TAYLOR
                                          615 COUNTRY CLUB DR
                                          WYTHEVILLE VA 24382
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO #W27-746380                        23,272.90   45.74%    0.00%
                                          SWEET JANE'S INC
                                          4823 MEADOW DRIVE SUITE 210
                                          DURHAM NC 27713
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO #W61-402095                         9,704.31   19.07%    0.00%
                                          THOMAS P DOLAN TTEE
                                          THOMAS P DOLAN TRUST
                                          U/A 1/5/89
                                          4165 BOCA POINTE DRIVE
                                          SARASOTA FL 34238
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO #W65-628310                         6,461.69   12.70%    0.00%
                                          ROSALIA FILART
                                          ROSALIA FILART
                                          1320 N MAIN STREET
                                          SUITE A
                                          KISSIMMEE FL 34744
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W77-828483                        65,162.46   99.98%    0.00%
                                          JANET E SYATA
                                          TOD WALTER SYATA
                                          TOD EUGENIA SYATA
                                          4413 NE PLAINS WY #77
                                          VANCOUVER WA 98662
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC           44,232,989.36   87.80%    1.74%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC     164,000,000.00   99.99%    6.44%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC      18,000,000.00   99.99%    0.71%

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                      471,616,630.50   93.55%   18.53%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                           NEW YORK TAX-EXEMPT RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA ADVISORS LLC                  1,003.07   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA ADVISORS LLC             20,078,234.10   97.90%   46.54%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Daily                              B      BANC OF AMERICA ADVISORS LLC                  1,001.71   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA ADVISORS LLC                  1,004.40   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA ADVISORS LLC                  1,003.07   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      BANC OF AMERICA ADVISORS LLC                  1,000.41   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANC OF AMERICA ADVISORS LLC                  1,000.41   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA ADVISORS LLC                  1,004.43   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANC OF AMERICA ADVISORS LLC                  1,003.07   99.90%    0.00%
                                          ATTN BRIAN SMITH

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANC OF AMERICA ADVISORS LLC                  1,000.41   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                       22,635,104.38   99.99%   52.46%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                      NORTH CAROLINA INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      ARROW & CO                                  102,754.45    6.41%    0.46%
                                          PO BOX 30010
                                          DURHAM NC 27702-3010
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #W16-714542                        96,535.01    6.02%    0.43%
                                          W FRANK DOWD JR
                                          PO BOX 35430
                                          CHARLOTTE NC 28235
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO #X68-061336                       108,562.44    6.77%    0.48%
                                          JULIA E CLARK
                                          4600 TROY'S MTN LN
                                          DURHAM NC 27705
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                24,109.55   25.51%    0.11%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO #W27-706680                         6,668.80    7.05%    0.03%
                                          HAZEL A D'ORANGE
                                          4320 WRIGHTSVILLE AVE
                                          WILMINGTON  NC 28403
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      WEXFORD CLEARING SERVICES CORP               42,547.84   45.02%    0.19%
                                          FBO THE HAMMOCK HOUSE LLC
                                          GILLES CLOUTIER &
                                          ELIZABETH B CLOUTIER
                                          100 CHESTNUT RD
                                          CHAPEL HILL NC 27514-9548
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       18,747,889.37   99.71%   83.55%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                  RESEARCH FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BACAP ALTERNATIVE ADVISORS INC                1,000.00    7.20%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      DAVID A PRESSON                               1,401.22   10.09%    0.14%
                                          12903 WALNUT WAY TERRACE CT
                                          ST LOUIS MO 63146
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      JOHN W ZIMMERMAN &                            2,530.36   18.22%    0.25%
                                          MARY T ZIMMERMAN JTWROS
                                          809 CASTLE FOREST CT
                                          BALLWIN MO 63021
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      MICHAEL J ANCELL &                            2,079.00   14.97%    0.21%
                                          PAMELA S ANCELL JTWROS
                                          1203 CHAVANIAC DR
                                          BALLWIN MO 63011
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      SARAH ROSS                                    1,538.46   11.08%    0.15%
                                          1246 PERSHING APT 2E
                                          ST LOUIS MO 63130
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      THOMAS E LERITZ &                             1,059.32    7.63%    0.10%
                                          LAURIE E LERITZ JTWROS
                                          7112 NORTHMOOR
                                          ST LOUIS MO 63105
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      BACAP ALTERNATIVE ADVISORS INC                1,000.00   99.90%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BACAP ALTERNATIVE ADVISORS INC                1,000.00   99.90%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BACAP ALTERNATIVE ADVISORS INC              997,000.00   99.99%   98.49%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
                                    NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                        1,213,837.21   12.28%    1.13%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NFSC FEBO  # W14-610208                   1,043,999.69   10.56%    0.97%
                                          BURGESS PIGMENT CO
                                          PO BOX 349 DECK BLVD
                                          SANDERSVILLE  GA 31082
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER               358,719.56    7.33%    0.33%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                97,298.85    5.88%    0.09%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W75-025127                     430,965.55   26.07%    0.40%
                                          PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS  CA 95035
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W75-058190                     127,555.83    7.71%    0.12%
                                          NFS/FMTC IRA
                                          FBO BONNIE U ORR
                                          2275 BROADWAY #521
                                          SAN FRANCISCO  CA 94115
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       88,571,845.96   96.91%   82.12%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          B      RELIANCE TRUST CO                            35,524.90   99.99%    0.03%
                                          PO BOX 48529
                                          ATLANTA GA 30362
-------------------------------------------------------------------------------------------------------------------
                                              SHORT-TERM INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANC OF AMERICA SECURITIES LLC            2,094,115.37   19.03%    2.88%
                                          734-00046-18
                                          NC1-004-03-06
                                          200 NORTH COLLEGE ST 3rd FL
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NFSC FEBO  # W16-029262                   1,534,407.18   13.94%    2.11%
                                          TRYON ASSURANCE CO LTD
                                          CREDIT CARD REINSURANCE
                                          VICTORIA HALL 11 VICTORIA ST
                                          HAMILTON BERMUDA 21
                                          BERMUDA
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NFSC FEBO  # W16-698636                     926,920.30    8.42%    1.27%
                                          TRYON ASSURANCE CO LTD
                                          VICTORIA HALL 11 VICTORIA ST
                                          HAMILTON BERMUDA 21
                                          BERMUDA
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO  # W17-731269                      46,653.11   18.85%    0.06%
                                          WEST ANDERSON RURAL WATER &
                                          SEWER CO INC
                                          2767 WHITEHALL RD
                                          ANDERSON  SC 29625
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO  # W17-731277                      27,666.21   11.18%    0.04%
                                          W ANDERSON RURAL WATER & SEWER
                                          RESERVE FUND
                                          2767 WHITEHALL RD
                                          ANDERSON SC 29625
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO  # W17-737127                      15,333.02    6.19%    0.02%
                                          CLEMSON ARCHITECTURAL FNDTN
                                          108 STRODE TOWER

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          CLEMSON  SC 29634
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               269,904.12    5.42%    0.37%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W75-025127                     403,209.97    8.10%    0.55%
                                          PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS  CA 95035
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W75-621188                     313,618.79    6.30%    0.43%
                                          JESUIT COMMNTY UNVRSTY OF SANTA
                                          CLARA
                                          SANTA CLARA UNIVERSITY
                                          SANTA CLARA CA 95053
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       53,164,829.73   93.90%   73.07%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.03  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                         SHORT-TERM MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W73-032085                     693,222.15    5.00%    1.09%
                                          MARTIN AND MARSHA BRANDER TRUS
                                          MARTIN I BRANDER
                                          U/A 12/05/1995
                                          323 N CARMELINA AVE
                                          LOS ANGELES  CA 90049
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      JIM'S BUILDERS HARDWARE INC                  11,289.83    6.28%    0.02%
                                          565 W DOUGLAS
                                          WICHITA KS 67213
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W14-726940                      16,099.58    8.96%    0.03%
                                          JUDITH C BROWN
                                          708 OLD GREENVILLE RD
                                          FAYETTEVILLE   GA 30215
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W26-056430                      11,823.84    6.58%    0.02%
                                          ANNIE W SMITH LIVING TRUST
                                          ANNIE W SMITH
                                          U/A 12/02/91
                                          206 GRAVES CIRCLE
                                          NEWPORT NEWS VA 23602
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W26-643050                      18,589.07   10.34%    0.03%
                                          MRS ANN W CUTCHINS
                                          5906 OCEANFRONT
                                          VIRGINIA BCH VA 23451
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W52-709450                      13,097.60    7.28%    0.02%
                                          KIRK S KOWALEWSKI
                                          JEANETTE KOWALEWSKI

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          13008 W 128TH PL
                                          OVERLAND PARK KS 66213
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               873,341.05   15.67%    1.37%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       42,627,205.94   96.49%   66.84%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                SMALL COMPANY FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                           71,207.16   90.13%   70.41%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                44,283.70    5.75%    0.16%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                44,793.14   15.87%    0.10%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Primary A                          R      STEPHENS INC                              8,480,529.72  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                               SMALLCAP INDEX FUND
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      CHARLES SCHWAB & CO INC                      80,729.45   11.01%    0.18%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANK OF AMERICA NA TTEE                      50,400.79   21.22%   20.88%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       34,620,537.73   77.57%   76.35%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      DADE COMMUNITY FOUNDATION INC            31,003,007.10    6.84%    0.11%
                                          200 SOUTH BISCAYNE BLVD STE 2780
                                          MIAMI FL 33131-2343
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.14  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Primary B                          B      WILMINGTON TRUST CO CUST FBO                      1.04    6.92%    0.11%
                                          BERMAN FAMILY INVESTMENT
                                          LIMITED PARTNERSHIP A/C 55346-0
                                          U/A DTD 05/24/01
                                          PO BOX 8882 ATTN MUTUAL FUNDS
                                          WILMINGTON DE 19899-8882
-------------------------------------------------------------------------------------------------------------------
                                               SMALLCAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      LORI J ENSINGER                               3,960.40   12.71%    0.13%
                                          98 DEEPWOOD DRIVE
                                          CHAPPAQUA NY 10514
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W17-003204                       2,612.33    8.38%    0.08%
                                          LOUISE COKER EWING
                                          1267 LAUREL LANE
                                          P O BOX 311
                                          BLOWING ROCK  NC 28605
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W17-627976                       2,612.33    8.38%    0.08%
                                          MICHAEL EWING
                                          705 MARTEN'S CT
                                          PMB 84-BOX 262
                                          LAREDO TX 78041
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NFSC FEBO  # W18-017892                       2,988.05    9.59%    0.09%
                                          A CHRIS BRYAN II
                                          SPECIAL ACCT/SEPERATE PROPERTY
                                          4347 W NORTHWEST HWY
                                          SUITE 120-PMB369
                                          DALLAS  TX 75220
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NFSC FEBO  # W78-006270                       7,657.66   24.59%    0.24%
                                          THE SHOWTIME RACING INC EMP WL
                                          JEREMY MCGRATH
                                          31265 MURRIETA RD
                                          MENIFEE  CA 92584
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      BNY CUST IRA FBO                                538.79    5.71%    0.02%
                                          JANE KELLY WILLIAMS
                                          ROTH CONVERSION IRA
                                          20 WINDSOR ROAD
                                          TENAFLY NJ 07670
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W27-640638                         891.36    9.45%    0.03%
                                          NFSC/FMTC IRA
                                          FBO GAYLE B MCCOMBS
                                          5609 SHENANDOAH AV
                                          NORFOLK  VA 23509
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W61-141755                       1,906.32   20.22%    0.06%
                                          MARY A CONVERSE TRUST
                                          MARY A CONVERSE TTEE
                                          LAKEHOUSE WEST

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          3435 FOX RUN ROAD APT. 305
                                          SARASOTA FL 34231
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W61-160571                         715.02    7.58%    0.02%
                                          NFS/FMTC IRA
                                          FBO CATHERINE HUDSON
                                          21147 RED FISH COVE DR
                                          PUNTA GORDA FL 33955
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W75-031470                         513.88    5.45%    0.02%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO DEANNE J KENNEALLY
                                          626 LOMBARDY WAY
                                          REDWOOD CITY  CA 94062
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO W82-724475                          1,351.52   14.33%    0.04%
                                          JAMES S GOODPASTURE
                                          VIRGINIA G GOODPASTURE
                                          11064 W WINCHESTER DR
                                          SUN CITY AZ 85351-1559
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANC OF AMERICA ADVISORS LLC                    100.00   21.96%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W77-381586                          81.97   18.00%    0.00%
                                          MELINDA B NELSON
                                          STUART NELSON
                                          26010 CIRCLE DR NW
                                          POULSBO WA 98370
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W78-055859                         272.28   59.80%    0.01%
                                          GARY L RAMBERG
                                          12876 FALL VIEW CT
                                          CHINO HILLS  CA 91709
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANC OF AMERICA ADVISORS LLC                999,700.00   32.05%   31.63%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        2,119,398.62   67.94%   67.07%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                      SOUTH CAROLINA INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      DEAN WITTER FOR THE BENEFIT OF               93,632.96    5.05%    0.38%
                                          D PIERRE G CAMERON JR. TTEE
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      DEAN WITTER FOR THE BENEFIT OF              193,810.41   10.47%    0.78%
                                          J C BERNARD &
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W15-645788                      79,922.78    5.75%    0.32%
                                          GUSTAVE J CRISPYN

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          MILDRED M CRISPYN
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      DONALDSON LUFKIN JENRETTE                    26,896.53    6.05%    0.11%
                                          SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W15-020141                      78,496.64   17.65%    0.32%
                                          GIRARD M BLOUNT JR
                                          4569 CARRIAGE RUN CIRCLE
                                          MURRELLS INLET SC 29576
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W15-636169                      25,749.80    5.79%    0.10%
                                          PETER B & FRIEDA B GRIFFIN TTEE
                                          THE HOBART W GRIFFIN & FRIEDA B
                                          GRIFFIN TR, U/A 1/31/92
                                          116 DUNBARTON CIR
                                          AIKEN   SC 29803
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      WEXFORD CLEARING SERVICES CORP FBO           22,459.27    5.05%    0.09%
                                          GARY D MITCHELL
                                          1003 MEADOW LN
                                          ANDERSON SC 29621-1916
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      WEXFORD CLEARING SERVICES CORP FBO           37,816.59    8.50%    0.15%
                                          GEORGIA T ROBERSON
                                          PERSONAL REP
                                          EST MARSHALL H ROBERSON
                                          1001 THORNHILL DR
                                          ANDERSON SC 29621-1560
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       21,035,896.10  100.00%   85.10%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                              STRATEGIC GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      SEAFIRST BANK                            22,224,868.76   52.10%   14.30%
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE         1,086,475.39   68.79%    0.70%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                      102,614,676.21   97.52%   66.02%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                              STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      FISERV SECURITIES, INC.                      17,116.18    6.42%    0.08%
                                          FAO 25155571
                                          ATTN: MUTUAL FUNDS


                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          ONE COMMERCE SQUARE
                                          2005 MARKET STREET  SUITE 1200
                                          PHILADELPHIA,  PA  19103
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      JAMES B FORD AND                             13,334.10    5.00%    0.06%
                                          JOANNE W FORD JTTEN
                                          3441 LEBANON PIKE STE 113
                                          HERMITAGE TN 37076-2000
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                27,782.50   10.42%    0.12%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W17-662682                      18,199.95    6.82%    0.08%
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO LINDA G WALKER
                                          7 SALLY ST
                                          SPARTANBURG SC 29301
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO  # W25-059382                      29,453.73   11.04%    0.13%
                                          JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE  TN 37040
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W53-067121                      33,325.77   12.50%    0.15%
                                          J DAVID PAISLEY
                                          16 WESTMINSTER
                                          LAKE OSWEGO   OR 97034
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       15,023,804.81   99.82%   66.12%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.06  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                               TAX-EXEMPT RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                       16,369,601.57   14.17%    0.59%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS INTERMEDIATE MUNICIPAL BOND      32,217,391.92   27.90%    1.16%
                                          FUND
                                          043187336
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-01
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS MUNICIPAL INCOME FUND            11,189,974.12    9.69%    0.40%
                                          51-0331215
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-01
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS NORTH CAROLINA INTERMEDIATE       6,596,973.76    5.71%    0.24%
                                          MUNICIPAL BOND FUND 51-0342673
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-01
                                          CHARLOTTE  NC 28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS SHORT TERM MUNICIPAL INCOME      12,552,525.18   10.87%    0.45%
                                          FUND
                                          51-0349911
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-31
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS SOUTH CAROLINA INTERMEDIATE       9,883,891.90    8.55%    0.36%
                                          MUNI BOND
                                          BOND FUND 06-1330744
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-01
                                          CHARLOTTE  NC  28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      NATIONS VIRGINIA INTERMEDIATE MUNI        7,023,931.66    6.08%    0.25%
                                          BOND FUND 51-0319828
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-12-01
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE               89,813,290.10   99.76%    3.24%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA ADVISORS LLC                  1,000.43   99.01%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor                           B      HARE & CO, BANK OF NEW YORK              31,076,056.98   16.93%    1.12%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANC OF AMERICA SECURITIES LLC           16,851,976.81   24.41%    0.61%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      NATIONAL FINANCIAL FOR THE               50,772,371.55   73.56%    1.83%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Liquidity                          R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Market                             R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Service                            R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                     2,280,783,873.33  98.58%   82.29%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                         TENNESSEE INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      HUBCO                                       174,884.22   13.79%    2.92%
                                          REGIONS FINANCIAL CORP
                                          C/R/R ACCOUNT
                                          P.O. BOX 830688
                                          P.O. BOX 830688
                                          BIRMINGHAM  AL  35283-0688
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W25-050610                     118,216.97    9.32%    1.97%
                                          CHARLES GROSS
                                          155 CHEEK ROAD
                                          NASHVILLE  TN 37205
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W25-680427                     107,422.49    8.47%    1.79%
                                          BOB G LONG
                                          PO BOX 266
                                          HERMITAGE  TN 37076
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W25-683256                     133,256.44   10.50%    2.23%
                                          MARSHALL T POLK III
                                          PO BOX 90148
                                          NASHVILLE  TN 37209
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W25-684716                      63,891.74    5.03%    1.07%
                                          JAMES R KELLAM III
                                          3605 SYCAMORE LANE
                                          NASHVILLE  TN 37215
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      RALPH S GRAHAM TTEE                          64,745.40    5.10%    1.08%

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          RALPH S GRAHAM REV LIV TRUST
                                          U/A DTD 08/14/1990
                                          PO BOX 235
                                          BIG SANDY TN 38221
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      J CHASE COLE                                  8,558.93   13.90%    0.14%
                                          511 UNION ST STE 2100
                                          NASHVILLE TN 37219
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      LPL FINANCIAL SERVICES                        7,114.99   11.55%    0.12%
                                          A/C 7111-6230
                                          9785 TOWNE CENTRE DRIVE
                                          SAN DIEGO CA  92121-1968
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 8,278.80   13.44%    0.14%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MORGAN KEEGAN & COMPANY, INC.                 3,553.86    5.77%    0.06%
                                          FBO 220539381
                                          50 NORTH FRONT STREET
                                          MEMPHIS TN  38103
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W25-060623                      11,998.83   19.49%    0.20%
                                          EARL W RICE
                                          MARGIE R RICE
                                          275 TEMPLE CREST TRL
                                          FRANKLIN  TN 37069
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W25-617954                       4,454.89    7.23%    0.07%
                                          FRANK W CONDURELIS
                                          JANE E CONDURELIS
                                          806 BRENTVIEW DR
                                          NASHVILLE  TN 37220
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      WILLIAM O. DEBERRY AND                        4,877.57    7.92%    0.08%
                                          MELBA W. DEBERRY JTWROS
                                          1420 BROOKSIDE DRIVE
                                          GERMANTOWN TN  38138-1847
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        3,993,763.88   95.03%   66.72%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      MADELINE O'DONNELL                           43,993.54    8.20%    0.16%
                                          2395 NICHOLS CANYON RD
                                          HOLLYWOOD CA 90046
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                38,077.58    7.10%    0.14%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      MOTCO                                       130,761.36   24.39%    0.49%
                                          P O BOX 17001-TRUST
                                          SAN ANTONIO TX 78217
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W18-708275                      28,805.43    5.37%    0.11%
                                          SHARRA LANKFORD
                                          238 VAN ROWE
                                          DUNCANVILLE  TX 75116
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W18-719404                      37,691.45    6.35%    0.14%
                                          MONTINE T WISDOM
                                          6335 W NORTHWEST HWY #1318
                                          DALLAS   TX 75225
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W40-678880                      35,060.56    5.91%    0.13%
                                          JAMES ROBERT MALLORY
                                          FAITH K MALLORY
                                          2400 WINTON TERR E
                                          FORT WORTH  TX 76109
-------------------------------------------------------------------------------------------------------------------
Investor B                         B      SOUTHWEST SECURITIES FOB                     49,781.55    8.39%    0.19%
                                          ACCT# 54346528
                                          P.O. BOX 509002
                                          DALLAS, TX 75250
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 1,714.33   22.15%    0.01%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                    603.75    7.80%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      USAA INVESTMENT MANAGEMENT CO                 5,421.23   70.04%    0.02%
                                          FBO 64373936
                                          9800 FREDERICKSBURG ROAD
                                          SAN ANTONIO  TX 78288
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       25,671,699.65   99.56%   95.45%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                               TREASURY RESERVES
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC          561,461,311.17   25.41%    5.25%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA                         116,407,100.00    5.26%    1.09%
                                          ATTN ROSEMARY ZUMBO
                                          CA4-704-05-21
                                          2000 CLAYTON RD 5TH FL
                                          CONCORD CA 94520-3275
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      HARE & CO, BANK OF NEW YORK             372,376,207.25   16.85%    3.48%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA NA AGENT FBO GLOBAL     550,032,011.64   24.89%    5.15%
                                          FINANCE SWEEP CUSTOMERS
                                          ATTN:  STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202
-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA SWP DISBURSEMENT NC     398,000,000.00   18.01%    3.72%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC         1,453,392,258.82  72.40%   13.60%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                      173,364,014.90    8.63%    1.62%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE              342,021,081.74   29.53%    3.20%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Daily                              B      BANK OF AMERICA NA AGENT FBO            360,000,000.00   31.08%    3.37%
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN:  STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202
-------------------------------------------------------------------------------------------------------------------
Daily                              B      BANK OF AMERICA SWP DISBURSEMENT NC     296,000,000.00   25.56%    2.77%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC          263,402,344.34   42.85%    2.46%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANK OF AMERICA NA                      117,771,701.73   19.16%    1.10%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BENTLY PRESSURIZED BEARING CO           183,361,795.89   29.83%    1.72%
                                          1711 ORBIT WAY BLDG 2

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          MINDEN NV  89423
-------------------------------------------------------------------------------------------------------------------
Institutional                      B      RUMSEY INDIAN RANCHERIA                  50,131,108.37    8.15%    0.47%
                                          P O BOX 18
                                          BROOKS CA  95606-0018
-------------------------------------------------------------------------------------------------------------------
Investor                           B      HARE & CO, BANK OF NEW YORK             225,751,612.88   26.67%    2.11%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE               48,761,620.79    5.76%    0.46%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281
-------------------------------------------------------------------------------------------------------------------
Investor                           B      SILICON VALLEY BANK                     488,936,124.32   57.76%    4.58%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANC OF AMERICA SECURITIES LLC          114,250,201.68   12.95%    1.07%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Investor A                         B      HARE & CO, BANK OF NEW YORK             750,642,457.02   85.10%    7.02%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      BNY CUST ROLLOVER IRA FBO                    79,047.07   15.51%    0.00%
                                          WILLIAM D PLUMLEY
                                          5555 SW 28TH AVE
                                          OCALA FL 34474
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W14-618039                      53,621.97   10.52%    0.00%
                                          SUSIE BEARD
                                          ELLA P BEARD
                                          946 DEWEY ST SW
                                          ATLANTA  GA 30310
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W77-337501                     138,220.23   27.12%    0.00%
                                          NFS/FMTC IRA
                                          FBO CARLOS O RIOJA
                                          11903 AMBAUM BLVD SW
                                          SEATTLE WA 98146
-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO  # W77-343994                     191,649.95   37.61%    0.00%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO KATHRYN THOMSON
                                          1120 SPRINGS ST APT 603
                                          SEATTLE WA 98104
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC          311,583,732.57   76.99%    2.92%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001
-------------------------------------------------------------------------------------------------------------------
Liquidity                          R      JOHN H MCCALL                            23,738,941.89    5.86%    0.22%
                                          PO BOX 17068
                                          AUSTIN TX 78760-7068
-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANK OF AMERICA SWP DISBURSEMENT NC      47,000,000.00   11.61%    0.44%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    1,410,000,000.00  99.99%   13.19%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC     247,000,000.00   86.83%    2.31%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST  NC1-006-08-03
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                      854,455,234.83   98.62%    8.00%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
                                                    VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                36,288.51    6.07%    0.06%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      STUART K COLONNA TTEE                        79,353.55   13.29%    0.14%
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  10,562,512.51   23.86%   18.75%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX  77252-2518
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       22,319,970.87   50.42%   39.61%
                                          ATTN FUNDS ACCOUNTING (ACI)

                               OWNERSHIP                                         ACCOUNT SHARES  % OF     % OF
         FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       4,694,781.95   10.60%    8.33%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       3,876,530.51    8.75%    6.88%
                                          LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255
-------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.42  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR  72201
-------------------------------------------------------------------------------------------------------------------
                                         VIRGINIA INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO  # W26-088374                     235,465.98    5.07%    0.75%
                                          WALTER E BLACKBURN
                                          TOD LEONA E SEAY
                                          1776 HUNGARY RD
                                          RICHMOND VA 23228
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      DOROTHY LEE WALSHE                           10,434.22    8.17%    0.03%
                                          5801 MILL SPRING RD
                                          MIDLOTHIAN VA 23112
-------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                23,297.88   18.25%    0.07%
                                          & SMITH INC  FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL  32246
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W26-049425                      11,817.11    9.26%    0.04%
                                          COLLIN PEEL
                                          MARGIE PEEL
                                          195 FAIRWAY LN
                                          WYTHEVILLE  VA 24382
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO  # W26-616656                       9,115.77    7.14%    0.03%
                                          RONALD E SWEENEY
                                          TOD RONALD E SWEENEY TRUST
                                          12309 OLD GREENWAY CT
                                          GLEN ALLEN VA 23059
-------------------------------------------------------------------------------------------------------------------
Investor C                         R      PAINEWEBBER FOR THE BENEFIT OF               17,899.86   14.02%    0.06%
                                          MR. GARY KLINE
                                          4496 OCCOQUAN VIEW CT
                                          WOODBRIDGE  VA 22192-5803
-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       24,832,443.68   99.28%   79.01%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307
-------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST


                         FIXED INCOME SECTOR PORTFOLIOS
                            Corporate Bond Portfolio
                      Mortgage- and Asset-Backed Portfolio
                              High Income Portfolio















               August 28, 2002, as supplemented on January 1, 2003

         This SAI provides information relating to the single unnamed class of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectus for the Funds and is intended to be read in conjunction with the prospectus. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of the prospectus may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS



ABOUT THIS SAI..........................................................................3
HISTORY OF the TRUST....................................................................4
DESCRIPTION OF THE FUNDS AND THE INVESTMENTS AND RISKS OF THEIR FUNDS...................4
     General............................................................................4
     Investment Policies and Limitations................................................4
         Fundamental Policy Restrictions................................................4
         Non-Fundamental Policy Restrictions............................................5
         Exemptive Orders...............................................................6
     Permissible Fund Investments and Investment Techniques.............................6
     Descriptions of Permissible Investments............................................7
         Asset-Backed Securities........................................................7
         Bank Obligations (Domestic and Foreign)........................................7
         Borrowings.....................................................................8
         Common Stock...................................................................9
         Convertible Securities.........................................................9
         Corporate Debt Securities.....................................................10
         Derivatives...................................................................11
         Dollar Roll Transactions......................................................11
         Foreign Securities............................................................12
         Futures and Options...........................................................13
         Guaranteed Investment Contracts and Funding Agreements........................16
         High Yield/Lower-Rated Debt Securities........................................16
         Linked Securities and Structured Products.....................................17
         Money Market Instruments......................................................18
         Mortgage-Backed Securities....................................................18
         Municipal Securities..........................................................20
         Other Investment Companies....................................................22
         Pass Through Securities (Participation Interests and Company Receipts)........22
         Preferred Stock...............................................................23
         Private Placement Securities and Other Restricted Securities..................24
         REITs and Master Limited Partnerships.........................................25
         Repurchase Agreements.........................................................25
         Reverse Repurchase Agreements.................................................26
         Securities Lending............................................................26
         Short Sales...................................................................26
         Stripped Securities...........................................................27
         Swap Contracts................................................................28
         U.S. Government Obligations...................................................28
         Variable- and Floating-Rate Instruments.......................................29
         Warrants and Rights...........................................................29
         When-Issued Purchases, Delayed Delivery and Forward Commitments...............29
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities...........................30
     Other Considerations..............................................................31
         Temporary Defensive Purposes..................................................31
         Portfolio Turnover............................................................31
MANAGEMENT OF THE TRUST................................................................31
     The Trustees and Principal Officers...............................................31
     Board Committees..................................................................35
     Board Compensation................................................................35
     Retirement Plan...................................................................37
     Nations Funds Deferred Compensation Plan..........................................37

     Beneficial Equity Ownership Information...........................................37
     Ownership of Securities of Adviser, Distributor, or Related Entities..............38
     Disclosure of Other Transactions Involving Trustees...............................38
     Approval of Advisory and Sub-Advisory Agreements..................................38
     Codes of Ethics...................................................................38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................................39
INVESTMENT ADVISORY AND OTHER SERVICES.................................................39
     Investment Adviser................................................................39
         Investment Advisory Agreement.................................................39
         Advisory Fees.................................................................40
     Administrator and Sub-Administrator...............................................40
         Administrator.................................................................40
         Sub-Administrator.............................................................40
     Expenses..........................................................................41
     Other Service Providers...........................................................41
         Transfer Agents and Custodian.................................................41
         Independent Accountants.......................................................42
         Counsel.......................................................................42
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................................42
     General Brokerage Policy, Brokerage Transactions and Broker Selection.............42
     Aggregate Brokerage Commissions...................................................44
     Brokerage Commissions Paid to Affiliates..........................................44
     Directed Brokerage................................................................44
     Securities of Regular Broker/Dealers..............................................45
     Monies Paid to Broker/Dealers from BACAP's or Distributor's Profit................45
CAPITAL STOCK..........................................................................45
     About the Trust's Capital Stock...................................................45
PURCHASE, REDEMPTION AND PRICING OF SHARES.............................................46
     Purchase, Redemption and Exchange.................................................46
     Offering Price....................................................................46
INFORMATION CONCERNING TAXES...........................................................47
     General...........................................................................47
     Equalization Accounting...........................................................48
     Excise Tax........................................................................48
     Taxation of Fund Investments......................................................48
     Taxation of Distributions.........................................................50
     Disposition of Fund Shares........................................................50
     Foreign Taxes.....................................................................51
     Federal Income Tax Rates..........................................................51
     Corporate Shareholders............................................................51
     Foreign Shareholders..............................................................52
     Backup Withholding................................................................52
     Tax-Deferred Plans................................................................52
Underwriter Compensation and Payments..................................................52
Fund Performance.......................................................................53
     Advertising Fund Performance......................................................53
     Yield Calculations................................................................55
     Total Return Calculations.........................................................55
     Cumulative Return.................................................................56
     After-Tax Return Calculations.....................................................56
APPENDIX A............................................................................A-1
APPENDIX B............................................................................B-1

                                 ABOUT THIS SAI

                  WHAT IS THE SAI?

                  The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectus, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectus.

                  Specifically, the SAI, among other things, provides information about: Nations Funds Trust, which is the Delaware business trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

                  HOW SHOULD I USE THE SAI?

                  The SAI is intended to be read in conjunction with the Funds' prospectus. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nations-funds.com.

                  WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

                  The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

                  IS THE SAI AVAILABLE ON THE INTERNET?

                  Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/formpick.htm. The name of the registrant that investors should search for is "Nations Funds Trust."

                  WHO MAY I CONTACT FOR MORE INFORMATION?

                  If you have any questions about the Funds, please call Nations Funds at (800) 321-7854 or contact your investment professional.

                              HISTORY OF THE TRUST

                  Nations Funds Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $150 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.



                          DESCRIPTION OF THE FUNDS AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS

                  GENERAL

                  All the Funds are open-end, management investment companies and are diversified.

                  INVESTMENT POLICIES AND LIMITATIONS

                  The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

                  The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectus for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

                  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

                  FUNDAMENTAL POLICY RESTRICTIONS

         Each Fund may not:

         1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

         2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

         3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

         4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

                  NON-FUNDAMENTAL POLICY RESTRICTIONS

         1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
                  Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

         2. Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

         5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

         6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

         7. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

                  EXEMPTIVE ORDERS

                  In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

         1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

         2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

         3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

         4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

                  PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

                  A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

                  Subject to its fundamental and non-fundamental investment policies:

                  - Each Fund may borrow money, lend its securities and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

                  - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

                  - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when BACAP: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

                  In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.



                  DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

                  Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

                  ASSET-BACKED SECURITIES

                  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

                  The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

                  Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

                  In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

                  BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

                  Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

                  A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

                  A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

                  As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

                  Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

                  Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

                  Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

                  BORROWINGS

                  Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

                  The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended March 31, 2002.

                  As noted above, pursuant to an exemptive order expected from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Nations Funds Family to for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

                  A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible
         Investments--Reverse Repurchase Agreements."

                  Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

                  COMMON STOCK

                  Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

                  Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

                  With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

                  Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

                  Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

                  CONVERTIBLE SECURITIES

                  Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

                  The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

                  The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

                  Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

                  In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

                  See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

                  CORPORATE DEBT SECURITIES

                  Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

                  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

                  See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

                  Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

                  Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

                  DERIVATIVES

                  A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

                  The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

                  A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

                  Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

                  See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible
         Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

                  DOLLAR ROLL TRANSACTIONS

                  Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account, either itself, or with its Custodian, in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

                  Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

                  FOREIGN SECURITIES

                  Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

                  Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund itself, or the Fund's Custodian, will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

                  A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

                  Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

                  Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity;
         (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

                  Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

                  As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

                  FUTURES AND OPTIONS

                  Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

                  Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

                  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

                  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

                  The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

                  Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

                  A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

                  Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
         (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

                  Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

                  With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

                  With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

                  With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

                  In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

                  The successful use by the Funds of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

                  Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets, either themselves, or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

                  Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

                  Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

                  HIGH YIELD/LOWER-RATED DEBT SECURITIES

                  A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

                  The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible Investments--Convertible Securities."

                  Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

                  The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

                  Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

                  Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

                  LINKED SECURITIES AND STRUCTURED PRODUCTS

                  Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible Investments--Derivatives."

                  Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

                  One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

                  Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

                  SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

                  Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

                  With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

                  SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

                  MONEY MARKET INSTRUMENTS

                  Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

                  Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

                  See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

                  Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

                  MORTGAGE-BACKED SECURITIES

                  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

                  Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S.

         Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low-, medium- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

                  Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

                  Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                  Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

                  Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S.

         Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

                  MUNICIPAL SECURITIES

                  Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

                  Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

                  Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

                  Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

                  Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

                  Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

                  Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by BACAP to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

                  Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

                  Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. BACAP will consider such an event in determining whether a Fund should continue to hold the obligation.

                  The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

                  There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

                  OTHER INVESTMENT COMPANIES

                  In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

                  The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

                  Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

                  Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

                  Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

                  PASS THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

                  A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

                  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

                  FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

                  Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

                  PREFERRED STOCK

                  Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

                  Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

                  - reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

                  - preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

                  - credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.

                  - 70% dividend reduction--For corporate APS, qualified corporate buyers (except Subchapter S corporations) may deduct 70% of dividend received from federal income taxation under current regulations. However, in order to qualify for this deduction, the securities must be held a minimum of 46 days.

         Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:

                  - failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

                  - early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.


                  - loss of 70% dividend received deduction (DRD)--If a qualified corporation liquidates a position of APS in the secondary market prior to the 46-day holding period, the eligibility for DRD would be lost.

                  Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

                  Key Considerations and Risks: See Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

                  PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

                  Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

                  Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

                  Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

                  Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

                  Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

                 REITS AND MASTER LIMITED PARTNERSHIPS

                  A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

                  Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

                  Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

                  The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

                  The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

                  REPURCHASE AGREEMENTS

                  A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

                  Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

                  Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

                  REVERSE REPURCHASE AGREEMENTS

                  A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account itself, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

                  Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when BACAP believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

                  SECURITIES LENDING

                  For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

                  The Money Market Funds do not engage in securities lending.

                  Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

                  SHORT SALES

                  Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

                  A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

                  Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of BACAP to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that BACAP will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

                  Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

                  STRIPPED SECURITIES

                  Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

                  BACAP will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

                  Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

                  SWAP CONTRACTS

                  Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default, equity and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

                  Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on BACAP's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

                  BACAP does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

                  U.S. GOVERNMENT OBLIGATIONS

                  U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

                  Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

                  Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, BACAP must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If BACAP incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, the Fund itself or its Custodian will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund itself, or its Custodian, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when BACAP: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          Because each Fund is newly registered, it does not yet have a portfolio turnover rate.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with BACAP or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) BACAP and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees. The address of each Trustee and Principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                         TERM OF                                          NUMBER OF
                                         OFFICE                                           FUNDS  IN
                           POSITION      AND                                              FUND          OTHER
                           HELD          LENGTH OF                                        COMPLEX       DIRECTORSHIPS
                           WITH THE      TIME           PRINCIPAL OCCUPATION(S)           OVERSEEN BY   HELD
NAME AND AGE               TRUST         SERVED         DURING THE PAST FIVE YEARS        TRUSTEE       BY TRUSTEE
------------               --------      ---------      --------------------------        -----------   --------------

                                                       INDEPENDENT TRUSTEES

William P. Carmichael      Trustee       Indefinite     Senior Managing Director          81            Director, Cobra
Age:  58                                 term;          of The Succession Fund (a                       Electronics Corporation
                                         Trustee        company formed to advise                        (electronic equipment
                                         since 1999     and buy family owned                            manufacturer), Opta Food
                                                        companies) from 1998                            Ingredients, Inc. (food
                                                        through April 2001.                             ingredients manufacturer)
                                                                                                        and Golden Rule Insurance
                                                                                                        Company since May, 1994;
                                                                                                        Trustee, Nations Funds
                                                                                                        Family (2 other registered
                                                                                                        investment companies)

William H. Grigg           Trustee       Indefinite     Retired; Chairman                 85            Director, The Shaw Group,
Age:  69                                 term;          Emeritus since July 1997,                       Inc.; and Director and
                                         Trustee        Chairman and Chief                              Vice Chairman, Aegis
                                         since 1999     Executive Officer through                       Insurance Services, Ltd.
                                                        July 1997 - Duke Power Co.                      (a mutual fund insurance
                                                                                                        company in Bermuda); Board
                                                                                                        member, Nations Funds
                                                                                                        Family (6 other registered
                                                                                                        investment companies)

Thomas F. Keller           Trustee       Indefinite     R.J. Reynolds Industries          81            Director, Wendy's
Age:  70                                 term;          Professor of Business                           International, Inc.
                                         Trustee        Administration, Fuqua                           (restaurant operating and
                                         since 1999     School of Business, Duke                        franchising); Director,
                                                        University, since July                          Dimon, Inc. (tobacco); and
                                                        1974; Dean, Fuqua School                        Director, Biogen, Inc.
                                                        of Business Europe, Duke                        (pharmaceutical
                                                        University, July 1999                           biotechnology); Board
                                                        through June 2001                               member, Nations Funds
                                                                                                        Family (6 other registered
                                                                                                        investment companies)

Carl E. Mundy, Jr.         Trustee       Indefinite     President and Chief               81            Director - Shering-Plough
Age:  67                                 term;          Executive Officer - USO                         (pharmaceuticals and
                                         Trustee        from May 1996 to May                            health care products);
                                         since 1999     2000; Commandant - United                       General Dynamics
                                                        States Marine Corps from                        Corporation (defense
                                                        July 1991 to July 1995;                         systems); Trustee, Nations
                                                        Member, Board of Advisors                       Funds Family (2 other
                                                        to the Comptroller                              registered investment
                                                        General of the United                           companies)
                                                        States; Chairman, Board
                                                        of Trustees, Marine Corps
                                                        University Foundation;

Dr. Cornelius J. Pings     Trustee       Indefinite     Retired; President,               81            Director, Farmers Group,
Age:  73                                 term;          Association of American                         Inc. (insurance company);
                                         Trustee        Universities through June                       Trustee, Nations Funds
                                         since 1999     1998;                                           Family (2 other registered
                                                                                                        investment companies)

A. Max Walker              Trustee       Indefinite     Independent Financial             85            Chairman and Board member,
Age:  80                   and           term;          Consultant                                      Nations Funds Family (6
                           Chairman      Trustee                                                        other registered
                           of the        since 1999                                                     investment companies)
                           Board

Charles B. Walker          Trustee       Indefinite     Vice Chairman and Chief           81            Director - Ethyl
Age:  63                                 term;          Financial Officer -                             Corporation (chemical
                                         Trustee        Albemarle Corporation                           manufacturing); Trustee,
                                         since 1999     (chemical manufacturing)                        Nations Funds Family (2
                                                                                                        other registered
                                                                                                        investment companies)

                                         TERM OF                                          NUMBER OF
                                         OFFICE                                           FUNDS  IN
                           POSITION      AND                                              FUND          OTHER
                           HELD          LENGTH OF                                        COMPLEX       DIRECTORSHIPS
                           WITH THE      TIME           PRINCIPAL OCCUPATION(S)           OVERSEEN BY   HELD
NAME AND AGE               TRUST         SERVED         DURING THE PAST FIVE YEARS        TRUSTEE       BY TRUSTEE
------------               --------      ---------      --------------------------        -----------   --------------

                                                        INTERESTED TRUSTEES(1)

Edmund L. Benson, III      Trustee       Indefinite     Director, President and           81            Director, Insurance
Age:  65                                 term;          Treasurer, Saunders &                           Managers Inc. (insurance);
                                         Trustee        Benson, Inc. (insurance)                        Director, Insurance
                                         since 1999                                                     Managers, Inc.
                                                                                                        (insurance); Trustee,
                                                                                                        Nations Funds Family (2
                                                                                                        other registered
                                                                                                        investment companies)

Robert H. Gordon           Trustee       Indefinite     President of the Trust,           81            Director, BACAP;
Age:  40                   and Vice      term;          NMIT and NSAT since Oct.                        Co-Chairman of the Board,
                           Chairman      Trustee        2002; President of                              BACAP; and Trustee,
                           of the        since 2002     Nations Balanced Target                         Nations Funds Family (2
                           Board                        Maturity Fund, Inc.,                            other registered
                                                        Nations Government Income                       investment companies)
                                                        Term Trust 2004, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2003, Inc. and
                                                        Hatteras Income
                                                        Securities, Inc. since
                                                        March 1998; President and
                                                        Director, BACAP (or its
                                                        predecessors) since
                                                        February 1998; President,
                                                        BACAP since March 2002 and
                                                        Co-Chairman of the Board,
                                                        since January 2000; Senior
                                                        Vice-President, BACAP (or its
                                                        predecessors) 1995-February
                                                        1998; Senior Vice President,
                                                        Bank of America since 1993.

James B. Sommers           Trustee       Indefinite     Retired                           81            Chairman - Central
Age:  63                                 term;                                                          Piedmont Community
                                         Trustee                                                        Director, College
                                         since 1999                                                     Foundation; Board of
                                                                                                        Commissioners,
                                                                                                        Charlotte/Mecklenberg
                                                                                                        Hospital Authority;
                                                                                                        Trustee, Central Piedmont
                                                                                                        Community College, Mint
                                                                                                        Museum of Art; Trustee,
                                                                                                        Nations Funds Family (2
                                                                                                        other registered
                                                                                                        investment companies)

Thomas S. Word, Jr.        Trustee       Indefinite     Partner - McGuire, Woods,         81            Director - Vaughan-Bassett
Age:  64                                 term;          Battle & Boothe LLP (law                        Furniture Company, Inc.
                                         Trustee        firm)                                           (furniture); Trustee,
                                         since 1999                                                     Nations Funds Family (2
                                                                                                        other registered
                                                                                                        investment companies)

                                                        PRINCIPAL OFFICERS

Robert H. Gordon           President     Indefinite     President of the Trust,           85            Director, BACAP;
Age:  40                                 term;          NMIT and NSAT since Oct.                        Co-Chairman of the Board,
                                         President      2002; President of                              BACAP.
                                         since 2002     Nations Balanced Target
                                                        Maturity Fund, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2004, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2003, Inc. and
                                                        Hatteras Income
                                                        Securities, Inc. since
                                                        March 1998; President and
                                                        Director, BACAP (or its
                                                        predecessors) since
                                                        February 1998; President,

                                         TERM OF                                          NUMBER OF
                                         OFFICE                                           FUNDS  IN
                           POSITION      AND                                              FUND          OTHER
                           HELD          LENGTH OF                                        COMPLEX       DIRECTORSHIPS
                           WITH THE      TIME           PRINCIPAL OCCUPATION(S)           OVERSEEN BY   HELD
NAME AND AGE               TRUST         SERVED         DURING THE PAST FIVE YEARS        TRUSTEE       BY TRUSTEE
------------               --------      ---------      --------------------------        -----------   --------------
                                                        BACAP since March 2002
                                                        and Co-Chairman of the
                                                        Board, since January
                                                        2000; Senior
                                                        Vice-President, BACAP (or
                                                        its predecessors)
                                                        1995-February 1998;
                                                        Senior Vice President,
                                                        Bank of America since
                                                        1993.

Edward D. Bedard           Chief         Indefinite     Chief Financial Officer           85            None
Age:  43                   Financial     term;          of the Trust, NMIT and
                           Officer       Treasurer      NSAT since Jan. 2003;
                                         since 2003     Treasurer of the Trust,
                                                        NMIT and NSAT since Oct.
                                                        2002; Chief Financial
                                                        Officer of Nations
                                                        Balanced Target Maturity
                                                        Fund, Inc., Nations
                                                        Government Income Term
                                                        Trust 2004, Inc., Nations
                                                        Government Income Term
                                                        Trust 2003, Inc. and
                                                        Hatteras Income
                                                        Securities, Inc. since
                                                        March 1998; Director,
                                                        BACAP (or its
                                                        predecessors) since 1997;
                                                        Senior Vice President and
                                                        Chief Operating Officer,
                                                        BACAP since 1996; and
                                                        Chief Administrative
                                                        Officer and Treasurer,
                                                        BACAP since January 2000.

Gerald Murphy              Treasurer     Indefinite     Treasurer of the Trust,           85            None
Age:  42                                 term;          NMIT and NSAT since Jan.
                                         Treasurer      2003; Treasurer of
                                         since 2003     Nations Balanced Target
                                                        Maturity Fund, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2004, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2003, Inc. and
                                                        Hatteras Income
                                                        Securities, Inc. since
                                                        1999; Senior Vice
                                                        President, BACAP (or its
                                                        predecessors) since 1998;
                                                        Vice President, Citibank
                                                        1997-December 1998.

Robert B. Carroll          Secretary     Indefinite     Secretary of the Trust,           85            None
Age:  42                                 term;          NMIT and NSAT since Jan.
                                         Secretary      2003; Secretary of
                                         since 2003     Nations Balanced Target
                                                        Maturity Fund, Inc.
                                                        Nations Government Income
                                                        Term Trust 2003, Inc.,
                                                        Nations Government Income
                                                        Term Trust 2004, Inc. and
                                                        Hatteras Income
                                                        Securities, Inc. since
                                                        1997; Associate General
                                                        Counsel, Bank of America
                                                        Corporation since 1999;
                                                        Assistant General
                                                        Counsel, Bank of America
                                                        Corporation 1996-1999.

----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

         BOARD COMMITTEES

         The Trust has an Audit Committee, Governance Committee and Investment Committee. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and BACAP on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of BACAP; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:


--------------------------------------- ------------------------------------------------------------
TRUSTEE                                 ANNUAL RETAINER:  $75,000
                                        BOARD CHAIRMAN:  Additional 25% of the base annual
                                        retainer.

                                        TERMS:  Payable in quarterly installments.  Payable pro
                                        rata for partial calendar year service.  Allocated across
                                        multiple registrants.

                                        MEETING FEES:  $7,000 per meeting for in-person meetings
                                        (up to six meetings per calendar year) and $1,000 for
                                        telephone meetings.  Allocated across multiple registrants convened at meetings.

--------------------------------------- ------------------------------------------------------------

AUDIT COMMITTEE MEMBER                  CHAIRMAN:  Additional 10% of the combined base retainer
                                        and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.


GOVERNANCE COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.

--------------------------------------- ------------------------------------------------------------

INVESTMENT COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.



           COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2002


                                                                                          Total Compensation
                        Aggregate           Pension or Retirement    Estimated          from the Nations Funds
                        Compensation        Benefits Accrued as      Annual Benefits    Complex Paid to
Name of Trustee         from the Trust(1)   Part of Fund Expenses    Upon Retirement    Directors(2)(3)
---------------         -----------------   ---------------------    ---------------    ----------------------

                              INDEPENDENT TRUSTEES

William P. Carmichael       $12,459               $ 47,734               $ 9,547              $ 38,032
William H. Grigg             13,436                137,141                43,028               120,950
Thomas F. Keller             13,436                130,353                42,271               120,950
Carl E. Mundy                12,214                 98,347                23,469                94,500
Cornelius J. Pings           12,214                 38,427                 7,685                94,500
A. Max Walker                15,268                120,169                48,034               139,125
Charles B. Walker            12,214                185,105                37,021                94,500

                               INTERESTED TRUSTEES

Edmund L. Benson, III       $12,214               $186,573               $37,315                94,500
Robert H. Gordon(4)               0                      0                     0                     0
James B. Sommers             12,332                 72,459                14,492                95,500
Thomas S. Word, Jr.          12,332                189,172                37,834                95,500


         ------------------------

         (1) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that A. Max Walker, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities. The dollar amount reflected in this column includes only those Funds that were "housed" in the Trust through March 31, 2002. On May 10, 2002 and May 17, 2002, all of the funds of NFT, NFI and NR (other registered investment companies in the Nations Funds Family) were reorganized into the Trust. Accordingly, compensation received by Trustees for supervising those funds housed in NFT, NFI and NR are not reflected in this column.

         (2) Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex. However, the dollar amount reflected in this column includes the additional compensation received from NFT, NFI and NR because during the fiscal year ended March 31, 2002, funds in the Nations Funds Family were still housed in those registered investment companies.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $45,596; William P. Carmichael $9,756; William H. Grigg $74,028; Thomas F. Keller $100,314; James B. Sommers $2,390; and Thomas S. Word, Jr. $92,157.

         (4) Mr. Gordon was elected to the Board in October 2002. Accordingly, he received no compensation for the fiscal year ended March 31, 2002.

         RETIREMENT PLAN

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003.

The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                       Calendar Year Ended August 28, 2002



                             DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF
                             EQUITY SECURITIES             EQUITY SECURITIES OF
TRUSTEE                          OF A FUND                 NATIONS FUNDS FAMILY
-------                      -----------------          --------------------------

                              INDEPENDENT TRUSTEES

William P. Carmichael         All Funds - A                        E

William H. Grigg              All Funds - A                        E

Thomas F. Keller              All Funds - A                        E

Carl E. Mundy                 All Funds - A                        E

Cornelius J. Pings            All Funds - A                        E

A. Max Walker                 All Funds - A                        E

Charles B. Walker             All Funds - A                        A

                               INTERESTED TRUSTEES

Edmund L. Benson, III         All Funds - A                        E

Robert H. Gordon              All Funds--A                         E

James B. Sommers              All Funds - A                        E

Thomas S. Word, Jr.           All Funds - A                        E

         OWNERSHIP OF SECURITIES OF ADVISER, DISTRIBUTOR, OR RELATED ENTITIES

         None of the Independent Trustees and/or their immediate family members own securities of BACAP, the distributor, or any entity controlling, controlled by, or under common control with BACAP or the distributor.

         DISCLOSURE OF OTHER TRANSACTIONS INVOLVING TRUSTEES

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Funds and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of funds that was similar to each Fund ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Fund as compared to its total return. The Board also reviewed, for each Fund as compared to its Peer Group and Lipper Universe, the:
(i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Fund currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Funds to BACAP and BA Advisors (the previous primary investment adviser to the Funds, together with BACAP the "Primary Adviser") for advisory and other services it provides to the Funds, as well as fees paid by the Primary Adviser to the other Advisers for services they provide to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Fund's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Funds. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Funds would be absent the waivers and/or reimbursements. The Board reviewed the Funds that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Funds given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Board was provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Funds. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in an Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Funds. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Fund and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Funds. The Board was further advised that, for sub-advised Funds, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring of each Fund's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating third-party services, maintenance of books and records of the Funds and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Funds by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Funds on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Fund. In approving BACAP as the Primary Adviser to the Funds, the Board considered the fact that most Funds would be transitioning from a two-tiered advisory structure with BA Advisors serving as Primary Adviser and BACAP serving as investment sub-adviser, to a single-tiered structure with only BACAP serving as the Primary Adviser. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Funds.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Funds that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Fund(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Funds. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Funds, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Funds, and the general nature of the compensation structure applicable key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Funds compared to other similar funds; (ii) each Adviser's background and experience; (iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Funds.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

The Codes of Ethics for the Trust, BACAP and BACAP Distributors are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 28, 2002, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund.

         As of August 28, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of a Fund's outstanding shares) is:


             Fund              Ownership           Address                Amount of      % of
                                  Type                                   Shares Owned    Fund

Corporate Bond Portfolio           R      Stephens Inc.                       1           100%
                                          111 Center Street
                                          Little Rock, AR  72201

Mortgage- and Asset-Backed         R      Stephens Inc.                       1           100%
Portfolio                                 111 Center Street
                                          Little Rock, AR  72201

High Income Portfolio              R      Stephens Inc.                       1           100%
                                          111 Center Street
                                          Little Rock, AR  72201


                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER

         BACAP is the investment adviser to the Funds.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BACAP is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including the more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         INVESTMENT ADVISORY AGREEMENT

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. BACAP also selects and manages the respective investments of the Funds. BACAP performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

         The Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of BACAP's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, BACAP shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Advisory Agreement became effective with respect to a Fund after approved by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         ADVISORY FEES

         The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge advisory fees.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP serves as Administrator of the Funds. The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge co-administration fees.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations,
(viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Co-Administration Agreement may be terminated by a vote of a majority of the Trustees, or by BACAP Distributors, respectively, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP and BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations.

         The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge advisory or sub-advisory fees.

         EXPENSES

         BACAP, BACAP Distributors and certain other service providers furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of BACAP) as are required for the proper conduct of the Trust's affairs.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of BACAP, the Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by BACAP), the Administrators or Sub-Administrator.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         BNY 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT ACCOUNTANTS

         The Trust issue unaudited financial information semi-annually and audited financial statements annually. The Board has selected
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Funds' books and review their tax returns for the fiscal year ended March 31, 2003.

         Because the Funds are new series they have not yet issued any shareholder reports.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, BACAP (which in this context refers to the investment sub-adviser(s) as well who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. BACAP's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, BACAP gives primary consideration to obtaining the most favorable price and efficient execution. This means that BACAP will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, BACAP will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement BACAP's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BACAP and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to BACAP since, in certain instances, the broker/dealers utilized by BACAP may follow a different universe of securities issuers and other matters than BACAP's staff can follow. In addition, this research provides BACAP with a different perspective on financial markets, even if the securities research obtained relates to issues followed by BACAP . Research services which are provided to BACAP by broker/dealers are available for the benefit of all accounts managed or advised by BACAP. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. BACAP is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that BACAP would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to BACAP could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to BACAP with clients other than the Funds. Similarly, any research services received by BACAP through the placement of transactions of other clients may be of value to BACAP in fulfilling its obligations to the Funds. BACAP is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of BACAP's investment advice. The advisory fees paid by the Trust are not reduced because BACAP receives such services.

         Under Section 28(e) of the 1934 Act, BACAP shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), BACAP must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by BACAP's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, BACAP, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of BACAP. Investment decisions for each Fund and for BACAP's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when BACAP, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, BACAP, the Administrator, or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, BACAP is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of BACAP's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by BACAP. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which BACAP believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, BACAP may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS

         Because the Funds are new series they have not yet incurred any brokerage costs or paid any brokerage commissions.

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         Because the Funds are new series they have not yet incurred any brokerage costs or paid any brokerage commissions.

         DIRECTED BROKERAGE

         A Fund or BACAP, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or BACAP.

         Because the Funds are new series they have not yet incurred any brokerage costs or paid any brokerage commissions.

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that BACAP uses to transact brokerage for the Nations Funds Family.

         Because the Funds are new series they have not yet invested in any securities of regular broker/dealers.

         MONIES PAID TO BROKER/DEALERS FROM BACAP'S OR DISTRIBUTOR'S PROFIT

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from BACAP or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution. CURRENTLY, THE FUNDS OFFER A SINGLE UNNAMED CLASS OF SHARES.

         In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectus. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

         Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees;
(ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class of a fund but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectus.

         OFFERING PRICE

         The share price of the Funds is based on a Fund's net asset value per share, which is calculated for shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by BACAP; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by BACAP. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of BACAP's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus under the hearing "About you investment--Information for investors--Distributions and taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         GENERAL

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

         A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         EQUALIZATION ACCOUNTING

         The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the 1934 Act. In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

         Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

         DISPOSITION OF FUND SHARES

         If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         As long as a Money Market Fund retains a net asset value of $1.00 per share, a shareholder of the Fund generally will not recognize any gain or loss on the sale or exchange of Fund shares.

         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

         FOREIGN SHAREHOLDERS

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         BACAP Distributors serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectus to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         Because the Funds are new series they have not yet incurred any distribution related costs or paid any distribution-related expenses.

                                FUND PERFORMANCE

         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting
www.bankofamerica.com/nationsfunds/enter.cfm. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of shares in a Fund.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their shares to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         YIELD CALCULATIONS

         Yield is calculated separately for the Fund's shares by dividing the net investment income per share for shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                              6
                           Yield = 2 [(a-b+ 1) - 1]
                                       ---
                                       cd

Where:      a =  dividends and interest earned during the period.

            b =  expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d =  maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         Because the Funds are new series they do not yet have any performance histories.

         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Because the Funds are new series they do not yet have any performance histories.

         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Because the Funds are new series they do not yet have any performance histories.

         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Funds' average annual total returns (after taxes on distributions and redemption) ("T") are computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV "), of a
                                                               DR
hypothetical initial investment ("P") over a period of years ("n") according to
                             n
the following formula: P(1+T) =ATV  .
                                  DR
         All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, is presented in the Prospectus.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

                  BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

                  AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                  BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

                  AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                  A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

         The following summarizes the two highest short-term debt ratings used by IBCA:

                  A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

                  A1 - Obligations supported by the highest capacity for timely repayment.

                  A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B
                                    GLOSSARY



Term Used in SAI                                    Definition
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Advisory Agreement...............................   The Investment Advisory Agreement with BACAP
AMEX.............................................   American Stock Exchange
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
CFTC.............................................   Commodities Futures Trading Commission

Code.............................................   Internal Revenue Code of 1986, as amended
Code of Ethics...................................   The code of ethics adopted by the Board
                                                    pursuant to Rule 17j-1
                                                    under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NFT, NFI, NR or the Trust
Company..........................................   Any one of NFT, NFI, NR or the Trust
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors, LLC
FHLMC............................................   Federal Home Loan Mortgage Corporation
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment
                                                    companies (listed on the front cover of this
                                                    SAI) that is a series of the Trust
Funds............................................   Two or more of the open-end management
                                                    investment companies (listed on the front
                                                    cover of this SAI) that is a series of the
                                                    Trust
GNMA.............................................   Government National Mortgage Association
Investment Advisory Agreement....................   The investment advisory agreement between
                                                    the Trust, on behalf of its Funds, and BACAP
IRS..............................................   United States Internal Revenue Service
Moody's..........................................   Moody's Investors Service, Inc.
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the
                                                    Companies, along with NSAT and NMIT.
NFI..............................................   Nations Fund, Inc., a registered investment
                                                    company in the Nations Funds Family
NFT..............................................   Nations Fund Trust, a registered
                                                    investment company in the
                                                    Nations Funds Family
NMIT.............................................   Nations Master Investment Trust, a registered
                                                    investment company in the Nations Funds Family
NR...............................................   Nations Reserves (formerly known as The
                                                    Capitol Mutual Funds), a registered investment
                                                    company in the Nations Funds Family
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings
                                                    organization (such as Moody's or S&P)
PFPC.............................................   PFPC Inc.

REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
SMBS.............................................   Stripped mortgage-backed securities
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds Primary Shares)
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the
                                                    Trust, on behalf of its respective Funds,
                                                    and PFPC
The Trust........................................   Nations Funds Trust, the registered investment
                                                    company in the Nations Funds Family to which
                                                    this SAI relates



                                      B-2